                                                                    EXHIBIT 10.4


                        ALDERWOODS GROUP, INC., as Issuer

                                       and



          WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION, as Trustee



                                    INDENTURE


                           Dated as of January 2, 2002

                                   $24,679,000

                 12 1/4% Convertible Subordinated Notes due 2012



                                                     TABLE OF CONTENTS

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                                                                                               PAGE
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ARTICLE 1     DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION.............................1

    SECTION 1.01        DEFINITIONS...............................................................1

    SECTION 1.02        INCORPORATION BY REFERENCE OF TRUST INDENTURE ACT........................16

    SECTION 1.03        RULES OF CONSTRUCTION....................................................16

ARTICLE 2     THE SUBORDINATED NOTES.............................................................16

    SECTION 2.01        ISSUANCE OF SUBORDINATED NOTES...........................................16

    SECTION 2.02        RESTRICTIVE LEGEND.......................................................17

    SECTION 2.03        EXECUTION AND AUTHENTICATION.............................................18

    SECTION 2.04        REGISTRAR AND PAYING AGENT...............................................18

    SECTION 2.05        PAYING AGENT TO HOLD MONEY IN TRUST......................................19

    SECTION 2.06        HOLDER LISTS.............................................................19

    SECTION 2.07        TRANSFER AND EXCHANGE....................................................19

    SECTION 2.08        REPLACEMENT NOTES........................................................20

    SECTION 2.09        BOOK-ENTRY PROVISIONS FOR GLOBAL NOTE....................................20

    SECTION 2.10        OUTSTANDING SUBORDINATED NOTES...........................................21

    SECTION 2.11        TREASURY NOTES...........................................................21

    SECTION 2.12        TEMPORARY NOTES..........................................................21

    SECTION 2.13        CANCELLATION.............................................................21

    SECTION 2.14        DEFAULTED INTEREST.......................................................21

    SECTION 2.15        CUSIP NUMBER.............................................................22

    SECTION 2.16        DEPOSIT OF MONEYS........................................................22

    SECTION 2.17        ISSUANCE OF NOTES IN EXCESS OF $24,679,000 PURSUANT TO PLAN OF
                        REORGANIZATION...........................................................22

ARTICLE 3     REDEMPTION OF SUBORDINATED NOTES...................................................22

    SECTION 3.01        OPTIONAL REDEMPTION......................................................22

    SECTION 3.02        [INTENTIONALLY OMITTED]..................................................22

    SECTION 3.03        SELECTION OF SUBORDINATED NOTES TO BE REDEEMED...........................22

    SECTION 3.04        NOTICE OF REDEMPTION.....................................................23

    SECTION 3.05        EFFECT OF NOTICE OF REDEMPTION...........................................24

    SECTION 3.06        DEPOSIT OF REDEMPTION PRICE..............................................24

    SECTION 3.07        SUBORDINATED NOTES REDEEMED OR PURCHASED IN PART.........................24

    SECTION 3.08        CONVERSION ARRANGEMENT ON CALL FOR REDEMPTION............................24

ARTICLE 4     COVENANTS..........................................................................25

    SECTION 4.01        PAYMENT OF SUBORDINATED NOTES............................................25

    SECTION 4.02        MAINTENANCE OF OFFICE OR AGENCY..........................................25


                                       i
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    SECTION 4.03        CORPORATE EXISTENCE......................................................25

    SECTION 4.04        PAYMENT OF TAXES AND OTHER CLAIMS........................................26

    SECTION 4.05        MAINTENANCE OF PROPERTIES; INSURANCE; BOOKS AND RECORDS;
                        COMPLIANCE WITH LAW......................................................26

    SECTION 4.06        COMPLIANCE CERTIFICATES..................................................26

    SECTION 4.07        LIMITATION ON INDEBTEDNESS...............................................27

    SECTION 4.08        LIMITATION ON RESTRICTED PAYMENTS........................................27

    SECTION 4.09        LIMITATION ON ISSUANCES AND SALE OF STOCK BY RESTRICTED SUBSIDIARIES.....29

    SECTION 4.10        LIMITATION ON LIENS......................................................29

    SECTION 4.11        CHANGE OF CONTROL........................................................30

    SECTION 4.12        DISPOSITION OF PROCEEDS OF ASSET SALES...................................32

    SECTION 4.13        LIMITATION ON TRANSACTIONS WITH INTERESTED PERSONS.......................33

    SECTION 4.14        LIMITATION ON DIVIDENDS AND OTHER PAYMENT RESTRICTIONS AFFECTING
                        SUBSIDIARIES.............................................................34

    SECTION 4.15        FUTURE GUARANTORS........................................................35

    SECTION 4.16        [INTENTIONALLY OMITTED]..................................................35

    SECTION 4.17        COMMISSION REPORTS.......................................................35

    SECTION 4.18        RULE 144A INFORMATION REQUIREMENT........................................35

    SECTION 4.19        WAIVER OF STAY, EXTENSION OR USURY LAWS..................................35

ARTICLE 5     SUCCESSOR CORPORATION..............................................................35

    SECTION 5.01        WHEN ALDERWOODS MAY MERGE, ETC...........................................35

    SECTION 5.02        SUCCESSOR SUBSTITUTED....................................................37

ARTICLE 6     REMEDIES...........................................................................37

    SECTION 6.01        EVENTS OF DEFAULT........................................................37

    SECTION 6.02        ACCELERATION.............................................................38

    SECTION 6.03        OTHER REMEDIES...........................................................39

    SECTION 6.04        WAIVER OF PAST DEFAULTS..................................................39

    SECTION 6.05        CONTROL BY MAJORITY......................................................39

    SECTION 6.06        LIMITATION ON SUITS......................................................39

    SECTION 6.07        RIGHT OF HOLDERS TO RECEIVE PAYMENT AND CONVERT SUBORDINATED NOTES.......40

    SECTION 6.08        COLLECTION SUIT BY TRUSTEE...............................................40

    SECTION 6.09        TRUSTEE MAY FILE PROOFS OF CLAIMS........................................40

    SECTION 6.10        PRIORITIES...............................................................41

    SECTION 6.11        UNDERTAKING FOR COSTS....................................................41

    SECTION 6.12        RESTORATION OF RIGHTS AND REMEDIES.......................................41

ARTICLE 7     TRUSTEE............................................................................41


                                       ii
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    SECTION 7.01        DUTIES...................................................................41

    SECTION 7.02        RIGHTS OF TRUSTEE........................................................42

    SECTION 7.03        INDIVIDUAL RIGHTS OF TRUSTEE.............................................43

    SECTION 7.04        TRUSTEE'S DISCLAIMER.....................................................43

    SECTION 7.05        NOTICE OF DEFAULT........................................................43

    SECTION 7.06        MONEY HELD IN TRUST......................................................43

    SECTION 7.07        REPORTS BY TRUSTEE TO HOLDERS............................................43

    SECTION 7.08        COMPENSATION AND INDEMNITY...............................................44

    SECTION 7.09        REPLACEMENT OF TRUSTEE...................................................44

    SECTION 7.10        SUCCESSOR TRUSTEE BY MERGER, ETC.........................................45

    SECTION 7.11        ELIGIBILITY; DISQUALIFICATION............................................45

    SECTION 7.12        PREFERENTIAL COLLECTION OF CLAIMS AGAINST ALDERWOODS.....................45

ARTICLE 8     SATISFACTION AND DISCHARGE OF INDENTURE............................................45

    SECTION 8.01        TERMINATION OF THE OBLIGATION OF ALDERWOODS..............................45

    SECTION 8.02        LEGAL DEFEASANCE AND COVENANT DEFEASANCE.................................46

    SECTION 8.03        APPLICATION OF TRUST MONEY...............................................49

    SECTION 8.04        REPAYMENT TO ALDERWOODS..................................................49

    SECTION 8.05        REINSTATEMENT............................................................49

ARTICLE 9     AMENDMENTS, SUPPLEMENTS AND WAIVERS................................................49

    SECTION 9.01        WITHOUT CONSENT OF HOLDERS...............................................49

    SECTION 9.02        WITH CONSENT OF HOLDERS..................................................50

    SECTION 9.03        COMPLIANCE WITH TRUST INDENTURE ACT......................................51

    SECTION 9.04        REVOCATION AND EFFECT OF CONSENTS........................................51

    SECTION 9.05        NOTATION ON OR EXCHANGE OF SUBORDINATED NOTES............................51

    SECTION 9.06        TRUSTEE MAY SIGN AMENDMENTS, ETC.........................................51

    SECTION 9.07        EFFECT OF AMENDMENT TO OR WAIVER UNDER SEVEN-YEAR INDENTURE..............51

ARTICLE 10    [INTENTIONALLY OMITTED]............................................................52

ARTICLE 11    MISCELLANEOUS......................................................................52

    SECTION 11.01       TRUST INDENTURE ACT OF 1939..............................................52

    SECTION 11.02       NOTICES..................................................................52

    SECTION 11.03       COMMUNICATION BY HOLDERS WITH OTHER HOLDERS..............................53

    SECTION 11.04       CERTIFICATE AND OPINION AS TO CONDITIONS PRECEDENT.......................53

    SECTION 11.05       STATEMENTS REQUIRED IN CERTIFICATE OR OPINION............................53

    SECTION 11.06       RULES BY TRUSTEE, PAYING AGENT, REGISTRAR................................54

    SECTION 11.07       GOVERNING LAW............................................................54

    SECTION 11.08       CONSENT TO SERVICE OF PROCESS............................................54
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                                       iii
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    SECTION 11.09       NO INTERPRETATION OF OTHER AGREEMENTS....................................54

    SECTION 11.10       NO RECOURSE AGAINST OTHERS...............................................54

    SECTION 11.11       SUCCESSORS...............................................................54

    SECTION 11.12       DUPLICATE ORIGINALS......................................................54

    SECTION 11.13       SEPARABILITY.............................................................55

    SECTION 11.14       TABLE OF CONTENTS, HEADINGS, ETC.........................................55

    SECTION 11.15       BENEFITS OF INDENTURE....................................................55

ARTICLE 12    SUBSIDIARY GUARANTEES..............................................................55

    SECTION 12.01       GUARANTEES...............................................................55

    SECTION 12.02       LIMITATION ON LIABILITY..................................................56

    SECTION 12.03       SUCCESSORS AND ASSIGNS...................................................56

    SECTION 12.04       NO WAIVER................................................................56

    SECTION 12.05       MODIFICATION.............................................................57

    SECTION 12.06       RELEASE OF SUBSIDIARY GUARANTORS.........................................57

ARTICLE 13    SUBORDINATION OF THE SUBORDINATED NOTES............................................57

    SECTION 13.01       SUBORDINATED NOTES SUBORDINATE TO SENIOR INDEBTEDNESS....................57

    SECTION 13.02       PAYMENT OVER OF PROCEEDS UPON INSOLVENCY, ETC............................57

    SECTION 13.03       NO PAYMENT WHEN SENIOR INDEBTEDNESS IN DEFAULT...........................58

    SECTION 13.04       SUBROGATION TO RIGHTS OF HOLDERS OF SENIOR INDEBTEDNESS..................58

    SECTION 13.05       PROVISIONS SOLELY TO DEFINE RELATIVE RIGHTS..............................59

    SECTION 13.06       TRUSTEE TO EFFECTUATE SUBORDINATION......................................59

    SECTION 13.07       NO WAIVER OF SUBORDINATION PROVISIONS....................................59

    SECTION 13.08       NOTICE TO TRUSTEE........................................................60

    SECTION 13.09       RELIANCE ON JUDICIAL ORDER OR CERTIFICATE OF LIQUIDATING AGENT...........61

    SECTION 13.10       TRUSTEE NOT FIDUCIARY FOR HOLDERS OF SENIOR INDEBTEDNESS.................61

    SECTION 13.11       RIGHTS OF TRUSTEE AS HOLDER OF SENIOR INDEBTEDNESS; INDEBTEDNESS;
                        PRESERVATION OF TRUSTEE'S RIGHTS.........................................61

    SECTION 13.12       ARTICLE APPLICABLE TO PAYING AGENTS......................................61

    SECTION 13.13       AUTHORIZATION TO FILE CLAIMS: REINSTATEMENT OF SUBORDINATION.............61

    SECTION 13.14       NO SUSPENSION OF REMEDIES................................................62

    SECTION 13.15       MISCELLANEOUS............................................................62

    SECTION 13.16       CERTAIN CONVERSIONS NOT DEEMED PAYMENT...................................63

ARTICLE 14    CONVERSION OF NOTES................................................................64

    SECTION 14.01       RIGHT TO CONVERT.........................................................64


                                       iv
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
    SECTION 14.02       EXERCISE OF CONVERSION PRIVILEGE; ISSUANCE OF ALDERWOODS COMMON
                        STOCK ON CONVERSION; NO ADJUSTMENT FOR INTEREST OR DIVIDENDS.............64

    SECTION 14.03       CASH PAYMENTS OR ROUNDING UP IN LIEU OF FRACTIONAL SHARES................65

    SECTION 14.04       CONVERSION PRICE.........................................................65

    SECTION 14.05       ADJUSTMENT OF CONVERSION PRICE...........................................65

    SECTION 14.06       EFFECT OF RECLASSIFICATION, CONSOLIDATION, MERGER OR SALE................69

    SECTION 14.07       TAXES ON SHARES ISSUED...................................................70

    SECTION 14.08       RESERVATION OF SHARES; LISTING OF ALDERWOODS COMMON STOCK................70

    SECTION 14.09       RESPONSIBILITY OF TRUSTEE................................................70

    SECTION 14.10       NOTICES TO HOLDERS.......................................................71

SCHEDULE 1.01     SUBSIDIARY GUARANTORS
SCHEDULE 4.12     NON-CASH DISPOSABLE ASSETS

EXHIBIT A         FORM OF GLOBAL NOTE
EXHIBIT B         FORM OF PHYSICAL NOTE

     INDENTURE, dated as of January 2, 2002, among Alderwoods Group, Inc., a Delaware corporation f/k/a Loewen Group International, Inc. ("ALDERWOODS"), the Subsidiary Guarantors (as defined herein) who are or may hereafter become parties to this Indenture, and Wells Fargo Bank Minnesota, National Association, a national banking association, as trustee (the "TRUSTEE").

     WHEREAS, Alderwoods entered into that certain Settlement Agreement and Mutual Release (the "SETTLEMENT AGREEMENT"), dated April 12, 2001, by and among Blackstone Capital Partners II Merchant Banking Fund L.P., a Delaware limited partnership, Blackstone Rose Hills Offshore Capital Partners L.P., a Delaware limited partnership, Blackstone Family Investment Partnership II, L.P., a Delaware limited partnership, RHI Management Direct L.P., a Delaware limited partnership, Roses Delaware, Inc., a Delaware corporation, Alderwoods and The Loewen Group International Inc., a British Columbia corporation;

     WHEREAS, the Plan of Reorganization (as defined below) authorizes Alderwoods and certain other entities to take any and all actions necessary or appropriate to consummate the settlement contemplated by the Settlement Agreement; and

     WHEREAS, the Settlement Agreement and Plan of Reorganization provide that Alderwoods will issue to certain entities named in the Settlement Agreement its 12 1/4% Convertible Subordinated Notes due 2012 (the "SUBORDINATED NOTES");

     NOW, THEREFORE, each party hereto agrees as follows for the benefit of each other party and, except as otherwise provided herein, for the equal and ratable benefit of the Holders of Subordinated Notes:

                                   ARTICLE 1

             DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

SECTION 1.01  DEFINITIONS.

     "ACQUIRED INDEBTEDNESS" means Indebtedness of a Person (a) assumed or created by Alderwoods or any Restricted Subsidiary in connection with an Asset Acquisition from such Person or (b) existing at the time such Person becomes a Restricted Subsidiary of any other Person.

     "AFFILIATE" means, with respect to any specified Person, any other Person directly or indirectly Controlling or Controlled by or under direct or indirect common Control with such specified Person.

     "AGENT BANK" means the administrative agent under the Exit Facility and any successor to the administrative agent in such capacity.

     "ALDERWOODS COMMON STOCK" means, for purposes of Article 14, (i) the class of shares designated as the common stock of Alderwoods as of the date of this Indenture, (ii) all shares of any class or classes (however designated) of Alderwoods, now or hereafter authorized, the holders of which have the right, without limitation as to amount, either to all or to a part of the balance of current dividends and liquidating dividends after the payment of dividends and distributions on any shares entitled to preference, and the holders of which are ordinarily entitled to vote generally in the election of directors of Alderwoods, or (iii) any other class of shares resulting from successive changes or reclassifications of such shares consisting solely of changes in par value, or from par value to no par value, or from no par value to par value.

     "ASSET ACQUISITION" means (a) an Investment by Alderwoods or any Restricted Subsidiary in any other Person pursuant to which such Person becomes a Restricted Subsidiary, or is merged with or into Alderwoods or any Restricted Subsidiary, (b) the acquisition by Alderwoods or any Restricted Subsidiary of the assets of any Person (other than a Restricted Subsidiary) which constitute all or substantially all of the assets of such Person, or (c) the acquisition by Alderwoods or any Restricted Subsidiary of any division or line of business of any Person (other than a Restricted Subsidiary); PROVIDED, HOWEVER, that no Restructuring Transaction shall be deemed to constitute an "ASSET ACQUISITION".

     "ASSET SALE" means any direct or indirect sale, issuance, conveyance, transfer, lease or other disposition to any Person other than Alderwoods or a Subsidiary Guarantor, or from one Restricted Subsidiary that is not a Subsidiary Guarantor to another such Restricted Subsidiary, in one or a series of related transactions, of (a) any Capital Stock of any Restricted Subsidiary (other than in respect of directors' qualifying shares or investments by foreign nationals mandated by applicable law), (b) all or substantially all of the properties and assets of any division or line of business of Alderwoods or any Restricted Subsidiary, or (c) any other properties or assets of Alderwoods or any Restricted Subsidiary other than properties and assets sold in the ordinary course of business; PROVIDED, HOWEVER, that no Restructuring Transaction shall be deemed to constitute an "ASSET SALE." Furthermore, for the purposes of this definition, the term "ASSET SALE" shall not include any sales, transfers or other dispositions of equipment, tools or other assets (including Capital Stock of any Restricted Subsidiary), in one transaction or a series of transactions, by Alderwoods or any of its Restricted Subsidiaries not otherwise excluded from the definition of "ASSET SALE" in respect of which Alderwoods and its Restricted Subsidiaries receive cash or property with a Fair Market Value of $100,000 or less.

     "BANKRUPTCY LAW" means Title 11 of the United States Code, as amended, or any similar United States federal or state law relating to bankruptcy, insolvency, receivership, winding-up, liquidation, reorganization or relief of debtors or any amendment to, succession to or change in any such law.

     "BOARD OF DIRECTORS" means, except where otherwise clearly indicated, the board of directors of Alderwoods or any duly authorized committee of such board.

     "BOARD RESOLUTION" means a copy of a resolution certified by the Secretary or an Assistant Secretary of Alderwoods to have been duly adopted by the Board of Directors of Alderwoods and to be in full force and effect on the date of such certification, and delivered to the Trustee.

     "BUSINESS DAY" means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in the City of New York, State of New York or the city in which the Corporate Trust Office is located, are authorized or obligated by law, regulation or executive order to close.

     "CAPITAL STOCK" means, with respect to any Person, any and all shares, interests, participations, rights in or other equivalents (however designated) of such Person, and any rights, warrants or options exchangeable or exercisable for or convertible into such capital.

     "CAPITALIZED LEASE OBLIGATION" means any obligation under a lease of (or other agreement conveying the right to use) any property (whether real, personal or mixed) that is required to be classified and accounted for as a capital lease obligation under GAAP, and the amount of any such obligation at any date shall be the capitalized amount thereof at such date, determined in accordance with GAAP.

     "CASH EQUIVALENTS" means, at any time, (a) any evidence of Indebtedness with a maturity of 270 days or less issued or directly and fully guaranteed or insured by the United States of America or any agency or instrumentality thereof (PROVIDED that the full faith and credit of the United States of America is pledged in support thereof); (b) certificates of deposit or acceptances with a maturity of 270 days or less of any financial institution that is a member of the Federal Reserve System having combined capital and surplus and undivided profits of not less than $500,000,000 and rated B or better by Thompson's Bankwatch (or an equivalent rating by a comparable rating agency); (c) certificates of deposit with a maturity of 270 days or less of any financial institution that is not organized under the laws of the United States, any state thereof or the District of Columbia that are rated at least A-1 by S&P or at least P-1 by Moody's or at least an equivalent rating category of another nationally recognized securities rating agency; and (d) repurchase agreements and reverse repurchase agreements relating to marketable direct obligations issued or unconditionally guaranteed by the government of the United States of America or issued by any agency thereof and backed by the full faith and credit of the United States of America, in each case maturing within 270 days from the date of acquisition; PROVIDED that the terms of such agreements comply with the guidelines set forth in the Federal Financial Agreements of Depository Institutions With Securities Dealers and Others, as adopted by the Comptroller of the Currency on October 31, 1985, or any amendment or succession to such guidelines.

     "CHANGE OF CONTROL" means the occurrence on or after the Measurement Date of any of the following events: (a) any "PERSON" or "GROUP" (as such terms are used in Sections 13(d) and 14(d) of the Exchange Act), excluding Permitted Holders, is or becomes the "BENEFICIAL OWNER" (as defined in Rules 13d-3 and 13d-5 under the Exchange Act, except that a Person shall be deemed to have "BENEFICIAL OWNERSHIP" of all securities that such Person has the right to acquire, whether such right is exercisable immediately or only after the passage of time, upon the happening of an event or otherwise), directly or indirectly, of more than 35% of the total Voting Stock of Alderwoods, under circumstances where the Permitted Holders (i) "BENEFICIALLY OWN" (as so defined) a lower percentage of the Voting Stock than such other "PERSON" or "GROUP" and (ii) do not have the right or ability by voting power, contract or otherwise to elect or designate for election a majority of the Board of Directors of Alderwoods; (b) Alderwoods consolidates with, or merges with or into, another Person or sells, assigns, conveys, transfers, leases or otherwise disposes of all or substantially all of its assets to another Person, or another Person consolidates with, or merges with or into, Alderwoods, in any such event pursuant to a transaction in which the outstanding Voting Stock of Alderwoods is converted into or exchanged for cash, securities or other property, other than any such transaction where (i) the outstanding Voting Stock of Alderwoods is converted into or exchanged for (1) Voting Stock (other than Redeemable Capital Stock) of the surviving or transferee corporation or (2) cash, securities and other property in an amount that could then be paid by Alderwoods as a Restricted Payment under the provisions hereof, and (ii) immediately after such transaction no "PERSON" or "GROUP" (as such terms are used in Sections 13(d) and 14(d) of the Exchange Act), excluding Permitted Holders, is the "BENEFICIAL OWNER" (as defined in Rules 13d-3 and 13d-5 under the Exchange Act, except that a Person shall be deemed to have "BENEFICIAL OWNERSHIP" of all securities that such Person has the right to acquire, whether such right is exercisable immediately or only after the passage of time, upon the happening of an event or otherwise), directly or indirectly, of more than 50% of the total Voting Stock of the surviving or transferee corporation; (c) at any time during any consecutive two-year period, individuals who at the beginning of such period constituted the Board of Directors of Alderwoods (together with any new directors whose election by such Board of Directors or whose nomination for election by the shareholders or stockholders of Alderwoods was approved by a vote of 66-2/3% of the directors then still in office who were either directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason (including the failure of such individuals to be elected in a proxy contest involving a solicitation of proxies) to constitute a majority of the Board of Directors of Alderwoods then in office; or (d) Alderwoods is liquidated or dissolved or Alderwoods or its stockholders adopts a plan of liquidation regarding Alderwoods. Notwithstanding the foregoing, no Change of Control shall be deemed to result from any Restructuring Transaction.

     "CHANGE OF CONTROL OFFER" has the meaning set forth in Section 4.11.

     "COMMISSION" means the Securities and Exchange Commission, as from time to time constituted, or if at any time after the execution of this Indenture such Commission is not existing and performing the applicable duties now assigned to it, then the body or bodies performing such duties at such time.

     "COMMON STOCK" means, with respect to any Person, any and all shares, interests or other participations in, and other equivalents (however designated and whether voting or nonvoting) of, such Person's common equity, whether outstanding at the Measurement Date or issued after the Measurement Date, and includes, without limitation, all series and classes of such common equity.

     "CONSOLIDATED EBITDA" means, with respect to any Person for any period, the sum of Consolidated Net Income, plus the following to the extent deducted or not included in calculating such Consolidated Net Income:

          (a)  all income tax expense;

          (b)  Consolidated Net Interest Expense;

          (c) depreciation and amortization expense (excluding amortization expense attributable to a prepaid operating activity item that was paid in cash on a prior period); and

          (d) all other non-cash charges (excluding any such non-cash charge to the extent that it represents an accrual of or reserve for cash expenditures in any future period);

in each case for such period.

     "CONSOLIDATED FIXED CHARGE COVERAGE RATIO" means, with respect to any Person, the ratio of the aggregate amount of Consolidated EBITDA of such Person for the most recent four full fiscal quarters preceding the date of the transaction for which financial statements are available (the "TRANSACTION DATE") giving rise to the need to calculate the Consolidated Fixed Charge Coverage Ratio (such four full fiscal quarter period being referred to herein as the "PRIOR QUARTERS") to the aggregate amount of Consolidated Fixed Net Charges of such Person for the Prior Quarters. In addition to and without limitation of the foregoing, for purposes of this definition, "CONSOLIDATED EBITDA" and "CONSOLIDATED FIXED NET CHARGES" shall be calculated after giving effect on a pro forma basis for the period of such calculation to, without duplication, (a) the incurrence of any Indebtedness of such Person or any of its Restricted Subsidiaries (and the application of the net proceeds thereof) during the period commencing on the first day of the Prior Quarters to and including the Transaction Date (the "REFERENCE PERIOD"), including, without limitation, the incurrence of the Indebtedness giving rise to the need to make such calculation (and the application of the net proceeds thereof), as if such incurrence (and application) occurred on the first day of the Reference Period, and (b) any Material Asset Sales or Material Asset Acquisitions (including, without limitation, any Material Asset Acquisition giving rise to the need to make such calculation as a result of such Person or one of its Restricted Subsidiaries (including any Person who becomes a Restricted Subsidiary as a result of the Material Asset Acquisition) incurring, assuming or otherwise being liable for Acquired Indebtedness) occurring during the Reference Period, as if such Material Asset Sale or Material Asset Acquisition occurred on the first day of the Reference Period. Furthermore, in calculating "CONSOLIDATED FIXED NET CHARGES" for purposes of determining the denominator (but not the numerator) of this "CONSOLIDATED FIXED CHARGE COVERAGE RATIO," (i) interest on outstanding Indebtedness determined on a fluctuating basis as at the Transaction Date and that will continue to be so determined thereafter shall be deemed to have accrued at a fixed or floating rate per annum equal to the rate of interest on such Indebtedness in effect on the Transaction Date; and (ii) if interest on any Indebtedness actually incurred on the Transaction Date may optionally be determined at an interest rate based upon a factor of a prime, LIBOR, or similar rate, a eurocurrency interbank offered rate, or other rates, then the interest rate in effect on the Transaction Date will be deemed to have been in effect during the Reference Period. If such Person or any of its Restricted Subsidiaries directly or indirectly guarantees Indebtedness of a third Person, the above clause shall give effect to the incurrence of such guaranteed Indebtedness as if such Person or such Restricted Subsidiary had directly incurred or otherwise assumed such guaranteed Indebtedness. For purposes of this calculation, a "MATERIAL ASSET ACQUISITION" is an Asset Acquisition that has a purchase price of $5,000,000 or more and a "MATERIAL ASSET SALE" is an Asset Sale that has a sale price of $5,000,000 or more.

     "CONSOLIDATED FIXED NET CHARGES" means, with respect to any Person for any period, the sum of, without duplication, (a) Consolidated Net Interest Expense for such period, (b) scheduled mandatory principal payments of Indebtedness other than up to $35,000,000 of scheduled principal repayments of the Two-Year Notes, (c) the principal component of Capitalized Lease Obligations paid by such Person during such period, (d) cash dividends on Capital Stock paid by such Person during such period (excluding dividends paid to Alderwoods or any Restricted Subsidiary), all as determined on a consolidated basis in accordance with GAAP.

     "CONSOLIDATED NET INTEREST EXPENSE" means, with respect to any Person for any period, without duplication, the sum of (a) the interest expense of such Person and its Restricted Subsidiaries for such period as determined on a consolidated basis in accordance with GAAP, including, without limitation, (i) any amortization of debt discount, (ii) the net cost under Interest Rate Protection Obligations, (iii) the interest portion of any deferred payment obligation, and (iv) all accrued interest and (b) the interest component of Capitalized Lease Obligations paid, accrued and/or scheduled to be paid or accrued by such Person and its Restricted Subsidiaries during such period as determined on a consolidated basis in accordance with GAAP less (c) interest income of such Person and its Restricted Subsidiaries during such period as determined on a consolidated basis in accordance with GAAP.

     "CONSOLIDATED NET INCOME" means, with respect to any Person, for any period, the consolidated net income (or loss) of such Person and its Restricted Subsidiaries for such period, including Alderwoods and its Restricted Subsidiaries, adjusted, to the extent included in calculating such net income, by excluding, without duplication, (a) all extraordinary gains or losses, (b) the portion of net income (but not losses) of such Person and its Restricted Subsidiaries allocable to minority interests in unconsolidated Persons to the extent that cash dividends or distributions have not actually been received by such Person or one of its Restricted Subsidiaries, (c) any gain or loss realized upon the termination of any employee pension benefit plan, on an after-tax basis, (d) gains or losses in respect of any Asset Sales by such Person or its Restricted Subsidiaries, and (e) the net income of any Restricted Subsidiary of such Person to the extent that the declaration of dividends or similar distributions by that Restricted Subsidiary of that income is not at the time permitted, directly or indirectly, by operation of the terms of its charter or any agreement, instrument, judgment, decree, order, statute, rule or governmental regulation applicable to that Restricted Subsidiary or its stockholders. All amounts and determinations under this definition shall be in accordance with GAAP.

     "CONSOLIDATED NET WORTH" means, with respect to any Person at any date, the consolidated stockholders' equity (or equivalent) of such Person less the amount of such stockholders' equity (or equivalent) attributable to Redeemable Capital Stock of such Person and its Restricted Subsidiaries. All amounts and determinations under this definition shall be in accordance with GAAP.

     "CONSOLIDATION" means, with respect to any Person, the consolidation of the accounts of such Person and each of its Subsidiaries if and to the extent the accounts of such Person and each of its Subsidiaries would normally be consolidated with those of such Person, all in accordance with GAAP. The term "CONSOLIDATED" shall have a meaning correlative to the foregoing.

     "CONTROL" means, with respect to any specified Person, the power to direct the management or policies of such Person, directly or indirectly, whether through the ownership of Voting Stock, by contract or otherwise. The terms "CONTROLLING" and "CONTROLLED" have meanings correlative to the foregoing.

     "CONVERSION AGENT" has the meaning set forth in Section 2.04.

     "CONVERSION PRICE" has the meaning specified in Section 14.04.

     "CORPORATE TRUST OFFICE" means the corporate trust office of the Trustee at which at any particular time its corporate trust business shall be principally administered, which on the date hereof is located at Wells Fargo Bank Minnesota, N.A., Sixth Street and Marquette Avenue, MAC N9303-120, Minneapolis, MN 55479,
Attention: Corporate Trust - Alderwoods Administrator.

     "CURRENCY AGREEMENT" means any foreign exchange contract, currency swap agreement or other similar agreement or arrangement designed to protect Alderwoods or any of its Restricted Subsidiaries against fluctuations in currency values.

     "CUSTODIAN" means any receiver, trustee, assignee, liquidator, sequestrator or similar official under any Bankruptcy Law.

     "DEFAULT" means any event that is, or after notice or passage of time or both would be, an Event of Default.

     "DEPOSITARY" means The Depositary Trust Company, its nominees and their respective successors.

     "DESIGNATED SENIOR INDEBTEDNESS" means all Indebtedness and Obligations of Alderwoods and any Subsidiary Guarantor heretofore, now or hereinafter arising under or in connection with any of the Exit Facility, Two-Year Notes, the Two-Year Indenture, Five-Year Notes, the Five-Year Indenture, Seven-Year Notes and the Seven-Year Indenture, and any Refinancing Indebtedness incurred in respect of any thereof.

     "EVENT OF DEFAULT" has the meaning set forth in Section 6.01.

     "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended and the regulations promulgated thereunder."

     EXCLUDED SUBSIDIARIES" means Alderwoods Life Insurance Group Inc., a Delaware corporation, Rose Hills Holding Corp., a Delaware corporation, any Subsidiary of either of the foregoing, any Special Finance

Subsidiary, Fisher-Riles Funeral Insurance Company, a Mississippi corporation, Reimann Funeral Insurance Company, Inc., a Mississippi corporation, Reimann Insurance Company, Inc., a Mississippi corporation, Stephens Burial Association, Inc., a Mississippi corporation, Stephens Funeral Benefit Association, Inc., a Mississippi corporation, Thweatt Funeral Insurance Company, Inc., a Mississippi corporation, Crown Hill Memorial Park, Inc., a Texas corporation, Dudley M. Hughes Funeral Home, Inc., Dudley M. Hughes Funeral Home North Chapel, Inc., Ed
C. Smith & Brothers Funeral Directors, Inc., a Texas corporation, Hughes Funeral Homes, Inc., a Texas corporation, Hughes Funerals, Inc., a Texas corporation, Hughes Southland Funeral Home, Inc., a Texas corporation, Wensley, L.L.C., a Michigan limited liability company, and, until they emerge from bankruptcy, the entities listed on Exhibit I.A.93 to the Plan of Reorganization, Advanced Planning (Alabama), Inc., an Alabama corporation, Haakinson-Groulx Mortuary, Inc., an Oregon corporation, Hill Funeral Home, Inc., a Virginia corporation, and Johnson Funeral Home of Church Hill, Inc., a Tennessee corporation.

     "EXIT FACILITY" means the Financing Agreement, dated as of January 2, 2002, among the Exit Facility Agent, the lenders party thereto, Alderwoods and the Subsidiary Guarantors, and the documents related thereto as such facility and documents may be amended, restated, supplemented or otherwise modified from time to time, and any successor or replacement facility or other Refinancing; in whole or in part thereof.

     "EXIT FACILITY AGENT" means the agent under the Exit Facility for the Exit Facility lenders, acting as such.

     "FAIR MARKET VALUE" means, with respect to any asset, the price that could be negotiated in an arm's-length free market transaction, for cash, between a willing seller and a willing buyer, neither of which is under pressure or compulsion to complete the transaction.

     "FIVE-YEAR NOTES" means the securities issued under the Five-Year Indenture, as amended, modified or supplemented from time to time, and any Refinancing thereof in accordance with clause (i) of the definition of Permitted Indebtedness.

     "FIVE-YEAR INDENTURE" means the indenture, dated as of the date hereof, between Alderwoods and Wells Fargo Bank Minnesota, National Association providing for the issuance of 11% senior secured notes due 2007, as such indenture may be amended, modified, supplemented or restated in accordance with the terms hereof, and any Refinancing thereof in accordance with clause (i) of the definition of Permitted Indebtedness.

     "GAAP" means accounting principles generally accepted in the United States consistently applied.

     "GLOBAL NOTE" has the meaning set forth in Section 2.01.

     "GUARANTEE" means, as applied to any obligation, (a) a guarantee (other than by endorsement of negotiable instruments for collection in the ordinary course of business), direct or indirect, in any manner, of any part or all of such obligation and (b) an agreement, direct or indirect, contingent or otherwise, the practical effect of which is to assure in any way the payment or performance (or payment of damages in the event of non-performance) of all or any part of such obligation, including, without limiting the foregoing, the payment of amounts drawn down by letters of credit. The term "GUARANTEED" used as a verb has a corresponding meaning.

     "GUARANTEE AGREEMENT" means a supplemental indenture, in form satisfactory to the Trustee, pursuant to which a Subsidiary Guarantor guarantees Alderwoods' obligations with respect to the Subordinated Notes on the terms provided for in this indenture.

     "HOLDER" means the Person in whose name a Subordinated Note is registered on the Registrar's books.

     "INDEBTEDNESS" of any Person means, without duplication, (a) all obligations of such Person for borrowed money, (b) all obligations of such Person for the deferred purchase price of property or services (excluding current accounts payables and other accrued current liabilities incurred in the ordinary course of business and not past due), (c) all obligations of such Person evidenced by notes, bonds, debentures or similar instruments, (d) all indebtedness created or arising under any conditional sale or other title retention agreement with respect to property acquired by such Person, (e) all Capitalized Lease Obligations of such Person, (e) all obligations under or in respect of Currency Agreements and Interest Rate Protection Agreements of such Person, (f) all obligations, contingent or otherwise, of such Person as an account party under letters of credit or banker's acceptances, (g) all Guarantees of obligations of others of the kind referred to in clauses (a) through (f) above, and (h) all obligations of others of the kind referred to in clauses (a) to (f) above secured by (or for which the holder of such obligation has an existing right, contingent or otherwise, to be secured by) any Lien on property owned by such Person, whether or not the obligations secured thereby have been assumed by such Person.

     "INDENTURE" means this Indenture, as amended, modified, supplemented or restated from time to time, and shall include the form and terms of Subordinated Notes established as contemplated hereby.

     "INDEPENDENT FINANCIAL ADVISOR" means a firm (a) that does not, and whose directors, officers and employees or Affiliates do not, have a direct or indirect financial interest in Alderwoods and (b) that, in the judgment of the Board of Directors of Alderwoods, is otherwise independent and qualified to perform the task for which it is to be engaged.

     "INTEREST PAYMENT DATE" means the Stated Maturity of an installment of interest on the Subordinated Notes, as set forth therein.

     "INTEREST RATE PROTECTION AGREEMENT" means any arrangement with any other Person whereby, directly or indirectly, such Person is entitled to receive from time to time periodic payments calculated by applying either a floating or a fixed rate of interest on a stated notional amount in exchange for periodic payments made by such Person calculated by applying a fixed or a floating rate of interest on the same notional amount and shall include, without limitation, interest rate swaps, caps, floors, collars and similar agreements.

     "INTEREST RATE PROTECTION OBLIGATIONS" means the obligations of any Person under any Interest Rate Protection Agreement.

     "INVESTMENT" means, with respect to any Person, any direct or indirect loan or other extension of credit, including any advance, or capital contribution to, or guarantee of Indebtedness of, (by means of any transfer of cash or other property to others or any payment for property or services for the account or use of others), or any purchase or acquisition by such Person of any Capital Stock (including securities not consisting of cash or cash equivalents and received in connection with an asset sale or other disposition of assets permitted hereunder), bonds, notes, debentures or other securities or evidences of Indebtedness issued by, any other Person. "INVESTMENTS" shall exclude extensions of trade credit by Alderwoods and its Restricted Subsidiaries in the ordinary course of business in accordance with normal trade practices of Alderwoods or such Restricted Subsidiary, as the case may be.

     "LENDERS" means the financial institutions acting as leaders under the Exit Facility and their successors and assigns (including, without limitation, any Lender issuing one or more letters of credit).

     "LIEN" means any mortgage, charge, pledge, lien (statutory or other), security interest, hypothecation, assignment for security, claim, or preference or priority or other encumbrance upon or with respect to any property of any kind. A Person shall be deemed to own subject to a Lien any property that such Person has acquired or holds subject to the interest of a vendor or lessor under any conditional sale agreement, capital lease or other title retention agreement.

     "MATURITY DATE" means, with respect to any Subordinated Note, the date on which any principal of such Subordinated Note becomes due and payable as therein or herein provided, whether at the Stated Maturity with respect to such principal or by declaration of acceleration, call for redemption or purchase or otherwise.

     "MEASUREMENT DATE" means January 2, 2002.

     "MOODY'S" means Moody's Investors Service, Inc. and its successors and assignees.

     "NET CASH PROCEEDS" means, with respect to any Asset Sale, the proceeds thereof in the form of cash or Cash Equivalents including payments in respect of deferred payment obligations when received in the form of cash or Cash Equivalents (except to the extent that such obligations are financed or sold with recourse to Alderwoods or any Restricted Subsidiary) net of (a) reasonable and customary brokerage commissions and other fees and expenses (including, without limitation, fees and expenses of legal counsel and investment bankers) related to such Asset Sale, (b) provisions for all taxes payable as a result of such Asset Sale, (c) amounts required to be paid to any person (other than Alderwoods or any Restricted Subsidiary) owning a beneficial interest (including a Lien) in the assets subject to the Asset Sale, and (d) appropriate amounts to be provided by Alderwoods or any Restricted Subsidiary, as the case may be, as a reserve required in accordance with GAAP against any liabilities associated with such Asset Sale and retained by Alderwoods or any Restricted Subsidiary, as the case may be, after such Asset Sale, including, without limitation, pension and other post-employment benefit liabilities, liabilities related to environmental matters and liabilities under any indemnification obligations associated with such Asset Sale, all as reflected in an Officers' Certificate delivered to the Trustee; PROVIDED, HOWEVER, that (i) excess amounts set aside for payment of taxes pursuant to clause (b) remaining after such taxes have been paid in full or the statute of limitations therefore has expired and (ii) amounts initially held in reserve pursuant to clause (d) no longer so held shall at that time become Net Cash Proceeds.

     "NON-PAYMENT DEFAULT" means (a) any "Default" or "Event of Default" (as such terms are defined in the documents evidencing the Designated Senior Indebtedness), other than a Payment Default; and (b) any other event of default with respect to any Senior Indebtedness, other than a Payment Default.

     "OBLIGATIONS" means all obligations for the reimbursement of amounts drawn under any letter of credit or for the payment of principal, premium or interest (including, without limitation, interest accruing after maturing and interest whether or not allowed after the filing of a petition initiating any proceeding under Bankruptcy Law at the rate specified in the instrument governing the relevant Indebtedness), penalties, fees, expenses, indemnities or other amounts, now or hereafter existing, with respect to any Indebtedness.

     "OFFICER" means the Chairman of the Board, the Chief Executive Officer, the Chief Operating Officer, the President, any Executive Vice President, any Senior Vice President, any Vice President, the Chief Financial Officer, the Treasurer, the Secretary or the Controller of Alderwoods or any other executive officer of Alderwoods whose office does not currently exist but is created after the Measurement Date.

     "OFFICERS' CERTIFICATE" means a certificate signed by two Officers or by an Officer and an Assistant Treasurer or Assistant Secretary of Alderwoods and delivered to the Trustee.

     "OPINION OF COUNSEL" means a written opinion from legal counsel who is reasonably acceptable to the Trustee. The counsel may be an employee of or counsel to Alderwoods, any Restricted Subsidiary of Alderwoods or the Trustee.

     "PARI PASSU INDEBTEDNESS" means Indebtedness of Alderwoods that ranks pari passu in right of payment with the Subordinated Notes.

     "PAYING AGENT" has the meaning set forth in Section 2.04, except that, for the purposes of Section 4.11 and Articles 3 and 8, the Paying Agent shall not be Alderwoods or a Subsidiary of Alderwoods or any of their respective Affiliates.

     "PAYMENT BLOCKAGE PERIOD" has the meaning specified in Section 13.03.

     "PAYMENT DEFAULT" means any default in the payment of any Senior Indebtedness when due.

     "PAYMENT IN FULL" means, for the purposes of Article 13, payment in full in cash or other payment satisfactory to the holders of Senior Indebtedness being paid.

     "PERMITTED HOLDERS" means Angelo Gordon & Co., L.P., a Delaware limited partnership, Cerberus Capital Management, L.P., a Delaware limited partnership, Franklin Mutual Advisers, LLC, a Delaware limited liability company, GSCP (N.J.), L.P., a New Jersey limited partnership, and Oaktree Capital Management, LLC, a California limited liability company, each Affiliate of any of the foregoing, and any investment fund that is managed or advised by any of the foregoing.

     "PERMITTED INDEBTEDNESS" means, without duplication, each of the following:

          (a) Indebtedness under the Two-Year Notes, the Seven-Year Notes, and the Subordinated Notes;

          (b) Indebtedness of Alderwoods or any of its Restricted Subsidiaries outstanding on the Measurement Date (which, with respect to Rose Hills Holding Corp., a Delaware corporation, and its Subsidiaries, shall be deemed to include $75,000,000 of Indebtedness under the Credit Agreement, dated as of November 19, 1996, among Rose Hills Holding Corp., a Delaware corporation, Rose Hills Company, a Delaware corporation, Goldman, Sachs & Co., The Bank of Nova Scotia, and the lenders party thereto (including any Refinancing thereof to which neither Alderwoods nor any Restricted Subsidiary (other than Rose Hills Holding Corp., a Delaware corporation, or any of its Subsidiaries) is party, the "ROSE HILLS CREDIT AGREEMENT") and $80,000,000 of Indebtedness under senior subordinated notes issued pursuant to the Indenture, dated as of November 15, 1996, between Rose Hills Company (f/k/a Rose Hills Acquisition Corp.), a Delaware company, and United States Trust Company of New York, a New York corporation (including any Refinancing thereof, the "ROSE HILLS INDENTURE"), regardless of whether the entirety of such Indebtedness is outstanding on the Measurement Date, which credit agreement and senior subordinated notes are not in any way guaranteed by Alderwoods or any Restricted Subsidiary other than Subsidiaries of Rose Hills Holding Corp., a Delaware corporation) other than Indebtedness under the Exit Facility, the Two-Year Notes, the Five-Year Notes or the Seven-Year Notes;

          (c) Indebtedness of Alderwoods under the Exit Facility and the Five-Year Notes in an aggregate principal amount at any one time outstanding not to exceed $350,000,000;

          (d) Interest Rate Protection Obligations of Alderwoods covering Indebtedness of Alderwoods or any of its Restricted Subsidiaries and Interest Rate Protection Obligations of any Restricted Subsidiary covering Indebtedness of such Restricted Subsidiary; PROVIDED, HOWEVER, that, in the case of any such Interest Rate Protection Obligations, (i) any Indebtedness to which any such Interest Rate Protection Obligations relate bears interest at fluctuating interest rates and is otherwise permitted to be incurred under Section 4.07 and (ii) the notional principal amount of any such Interest Rate Protection Obligations does not exceed the principal amount of the Indebtedness to which such Interest Rate Protection Obligations relate;

          (e) Indebtedness under Currency Agreements; PROVIDED, HOWEVER, that, in the case of Currency Agreements that relate to Indebtedness, such Currency Agreements do not increase the Indebtedness of Alderwoods and its Restricted Subsidiaries outstanding other than as a result of fluctuations in foreign currency exchange rates, or by reason of fees, indemnities and compensation payable thereunder;

          (f) Indebtedness arising from the honoring by a bank or other financial institution of a check, draft or similar instrument inadvertently (except in the case of daylight overdrafts) drawn against insufficient funds in the ordinary course of business; PROVIDED, HOWEVER, that such Indebtedness is extinguished within two Business Days of incurrence;

          (g) Indebtedness incurred in respect of surety bonds, performance bonds, guarantees, letters of credit, or similar obligations in lieu thereof provided in the ordinary course of business (including any Indebtedness resulting from compliance with federal or state laws, orders or regulations pertaining to funeral home, cemetery or crematory industries or operations);

          (h) Indebtedness of Alderwoods or any of its Restricted Subsidiaries represented by letters of credit for the account of Alderwoods or any of its Restricted Subsidiaries to provide security for workers' compensation claims, payment obligations in connection with self-insurance or similar requirements in the ordinary course of business;

          (i) (i) Indebtedness of Alderwoods the proceeds of which are used solely to refinance (whether by amendment, renewal, extension or refunding) Indebtedness of Alderwoods or any of its Restricted Subsidiaries and (ii) Indebtedness of any Restricted Subsidiary the proceeds of which are used solely to refinance (whether by amendment, renewal, extension or refunding) Indebtedness of such Restricted Subsidiary, in each case other than the Indebtedness refinanced, redeemed or retired on the Measurement Date or Indebtedness contemplated by clause (d), (e), (f), (g) or (h) of this covenant; PROVIDED, HOWEVER, that (x) the principal amount of Indebtedness contemplated by this clause (i) (or, if such Indebtedness provides for an amount less than the principal amount thereof to be due and payable upon a declaration of acceleration of the maturity thereof, the original issue price of such Indebtedness) shall not exceed the sum of the principal amount of Indebtedness so refinanced, plus the amount of any premium required to be paid in connection with such refinancing pursuant to the terms of such Indebtedness or the amount of any premium reasonably determined by the Board of Directors of Alderwoods as necessary to accomplish such refinancing, plus the amount of expenses in connection therewith and (y) in the case of Indebtedness contemplated by this clause
     (i) to Refinance Indebtedness subordinated in right of payment to the Subordinated Notes, such Refinanced Indebtedness constitutes Indebtedness subordinated in right of payment to the Subordinated Notes to at least the same extent and has an average maturity not earlier than that of the Refinanced Indebtedness;

          (j) Indebtedness of Alderwoods or any of its Restricted Subsidiaries represented by Capitalized Lease Obligations, mortgage financings or purchase money obligations, in each case incurred for the purpose of financing all or any part of the purchase price or cost of use, acquisition, construction or improvement of assets used in the business of Alderwoods or such Restricted Subsidiary, in an aggregate principal amount at any time outstanding, including all Refinancing thereof, not to exceed $25,000,000;

          (k) intercompany Indebtedness between or among Alderwoods and any Restricted Subsidiaries;

          (l) the guarantee by Alderwoods or any Restricted Subsidiary of Indebtedness of Alderwoods or a Restricted Subsidiary contemplated by another clause of this definition on the same basis;

          (m) Indebtedness consisting of the Subsidiary Guarantee of a Subsidiary Guarantor and any Guarantee by Alderwoods or a Subsidiary Guarantor of Indebtedness permitted under Section 4.07;

          (n) Indebtedness of Alderwoods or any of its Restricted Subsidiaries under Canadian or United Kingdom credit facilities in an aggregate principal amount at any one time outstanding not to exceed $20,000,000 and any Refinancing thereof; and

          (o)  Indebtedness incurred pursuant to the Restructuring Transactions.

     "PERMITTED INVESTMENTS" means any of the following: (a) Investments in Alderwoods or any Subsidiary Guarantor of Alderwoods (including any Person that pursuant to such Investment becomes a Subsidiary Guarantor of Alderwoods) and any Person that is merged or consolidated with or into, or transfers or conveys all or substantially all of its assets to, Alderwoods or any Subsidiary Guarantor of Alderwoods at the time such Investment is made;
(b) Investments in Cash Equivalents; (c) Investments in Currency Agreements on commercially reasonable terms entered into by Alderwoods or any of its Restricted Subsidiaries in the ordinary course of business in connection with the operations of the business of Alderwoods or its Restricted Subsidiaries to hedge against fluctuations in foreign exchange rates constituting Permitted Indebtedness; (d) loans or advances to officers, employees or consultants of Alderwoods or any of its Restricted Subsidiaries for travel and moving expenses in the ordinary course of business for bona fide business purposes of Alderwoods or any of its Restricted Subsidiaries; (e) other loans or advances to officers, employees or consultants of Alderwoods or any of its Restricted Subsidiaries in the ordinary course of business for bona fide business purposes of Alderwoods or any of its Restricted Subsidiaries not in excess of $5,000,000 in the aggregate at any one time outstanding; (f) Investments in evidences of Indebtedness, securities or other property received from another Person by Alderwoods or any of its Restricted Subsidiaries in connection with any bankruptcy proceeding or by reason of a composition or readjustment of debt or a reorganization of such Person or as a result of foreclosure, perfection or enforcement of any Lien in exchange for evidences of Indebtedness, securities or other property of such Person held by Alderwoods or any of its Restricted Subsidiaries, or for other liabilities or obligations of such other Person to Alderwoods or any of its Restricted

Subsidiaries that were created, in accordance with the terms of this Indenture; (g) Investments in Interest Rate Protection Agreements on commercially reasonable terms entered into by Alderwoods or any of its Restricted Subsidiaries in the ordinary course of business in connection with the operations of Alderwoods or any of its Restricted Subsidiaries to hedge against fluctuations in interest rates constituting Permitted Indebtedness;
(h) Investments of funds received by Alderwoods or any of its Restricted Subsidiaries in the ordinary course of business, which funds are required to be held in trust for the benefit of others by Alderwoods or such Restricted Subsidiary, as the case may be, and which funds do not constitute assets or liabilities of Alderwoods or such Restricted Subsidiary; (i) notes held by Alderwoods or any Restricted Subsidiary that were obtained by Alderwoods or such Restricted Subsidiary in connection with Asset Sales; (j) Investments not in excess of $50,000,000 in the aggregate in Subsidiaries other than Subsidiary Guarantors; (k) Investments not in excess of $20,000,000 in the aggregate in Subsidiaries other than Subsidiary Guarantors engaged in insurance businesses conducted by Alderwoods or any of its Subsidiaries on the Measurement Date or insurance businesses reasonably related thereto; and
(l) guarantees of any of the foregoing Investments; (m) Investments in Subsidiaries existing on the Measurement Date; (n) Investments in Restricted Subsidiaries other than Subsidiary Guarantors consisting of short-term Indebtedness owed to any such Subsidiary arising from ordinary course cash management transactions; (o) other Investments not in excess of $500,000 in the aggregate; (p) investments in Restricted Subsidiaries other than Subsidiary Guarantors by other such Restricted Subsidiaries that are not Subsidiary Guarantors; and (q) investments in Restricted Subsidiaries other than Subsidiary Guarantors resulting from liquidations, mergers, consolidations (including the transfer of Capital Stock of Neweol Finance B.V. from Loewen Investments Two (Gibraltar) to Loewen Luxembourg (No. 4) and capital contributions in the form of forgiveness of Indebtedness) and the like of such Restricted Subsidiaries that are not Subsidiary Guarantors occurring within two weeks of the Measurement Date.

     "PERMITTED LIENS" means the following types of Liens:

          (a) Liens for taxes, assessments or governmental charges or claims either (i) not delinquent or (ii) contested in good faith by appropriate proceedings and as to which Alderwoods or any of its Restricted Subsidiaries shall have set aside on its books such reserves as may be required pursuant to GAAP and as to which foreclosure is stayed during the pending of such proceeding;

          (b) statutory Liens of landlords and Liens of carriers, warehousemen, mechanics, suppliers, materialmen, repairmen and other Liens imposed by law incurred in the ordinary course of business for sums not yet delinquent or being contested in good faith, if such reserve or other appropriate provision, if any, as shall be required by GAAP shall have been made in respect thereof;

          (c) Liens incurred or deposits made in the ordinary course of business in connection with workers' compensation, unemployment insurance and other types of social security, or to secure the performance of tenders, statutory obligations, surety and appeal bonds, bids, leases, governmental contracts, performance and return-of-money bonds and other similar obligations (exclusive of obligations for the payment of borrowed money);

          (d) judgment Liens not giving rise to an Event of Default so long as such Lien is adequately bonded and any appropriate legal proceedings which may have been duly initiated for the review of such judgment shall not have been finally terminated or the period within which such proceedings may be initiated shall not have expired and as to which foreclosure is stayed during the pending of such proceeding;

          (e) easements, rights-of-way, zoning restrictions, cemetery dedications and restrictions and other similar charges or encumbrances in respect of real property not interfering in any material respect with the ordinary conduct of the business of Alderwoods or any of its Restricted Subsidiaries;

          (f) any interest or title of a lessor under any Capitalized Lease Obligation or operating lease;

          (g) any Lien existing on any asset of any Person at the time such Person becomes a Restricted Subsidiary and not created in contemplation of such event and provided such Lien is not spread to any other assets of Alderwoods and its Restricted Subsidiaries;

          (h) any Lien on any asset securing Indebtedness incurred or assumed for the purpose of financing all or any part of the cost of acquiring or constructing such asset; PROVIDED, that such Lien attaches to such asset concurrently with or within 18 months after the acquisition or completion thereof;

          (i) any Lien on any asset of any Person existing at the time such Person is merged or consolidated with or into Alderwoods or a Restricted Subsidiary and not created in contemplation of such event and provided such Lien is not spread to any other assets of Alderwoods and its Restricted Subsidiaries;

          (j) any Lien existing on any asset prior to the acquisition thereof by Alderwoods or a Restricted Subsidiary and not created in contemplation of such acquisition;

          (k) Liens in favor of customs and revenue authorities arising as a matter of law to secure payment of customs duties in connection with the importation of goods;

          (l) any extension, renewal or replacement of any Lien contemplated by the preceding clauses (g), (h), (i) or (j) hereof in respect of the same property or assets theretofore subject to such Lien in connection with the extension, renewal or refunding of the Indebtedness secured thereby; PROVIDED that (i) such Lien shall attach solely to the same property or assets and (ii) such extension, renewal or refunding of such Indebtedness shall be without increase in the principal remaining unpaid as at the date of such extension, renewal or refunding;

          (m) Liens securing obligations incurred under the Exit Facility or the Five-Year Notes;

          (n) Liens required under or created pursuant to the Plan of Reorganization, including the Liens provided for or deemed to attach in sections III.C.18, III.C.19 and III.E of the Plan of Reorganization;

          (o) Interment rights of third parties regarding real property used for burial purposes; and

          (p) Liens against Rose Hills Holding Corp., a Delaware corporation, or any of its Subsidiaries or assets of any thereof securing the Rose Hills Credit Agreement.

     "PERSON" means any individual, corporation, limited liability company, partnership, joint venture, association, joint-stock company, trust, charitable foundation, unincorporated organization, government or any agency or political subdivision thereof, or any similar entity.

     "PHYSICAL NOTE" has the meaning set forth in Section 2.01.

     "PLAN OF REORGANIZATION" means the Fourth Amended Joint Plan of Reorganization of Loewen Group International Inc., Its Parent Corporation and Certain of Their Debtor Subsidiaries, dated September 10, 2001, as filed with the United States Bankruptcy Court for the District of Delaware in Jointly Administered Case No. 99-1244 (PJW), as the same has been and may be, from time to time, amended, supplemented or otherwise modified.

     "PREDECESSOR NOTES" means, with respect to any particular Subordinated Note, every previous Subordinated Note evidencing all or a portion of the same debt as that evidenced by such particular Subordinated Note; and, for the purposes of this definition, any Subordinated Notes authenticated and delivered under Section 2.08 hereof in exchange for mutilated Notes or in lieu of lost, destroyed or stolen Subordinated Notes, shall be deemed to evidence the same debt as the mutilated, lost, destroyed or stolen Subordinated Notes.

     "PREFERRED STOCK" means, with respect to any Person, any Capital Stock of such Person that has preferential rights to any other Capital Stock of such Person with respect to dividends or redemptions or upon liquidation.

     "REDEEMABLE CAPITAL STOCK" means any shares of any class or series of Capital Stock that, either by the terms thereof, by the terms of any security into which it is convertible, exchangeable or exercisable or by contract or otherwise, is or upon the happening of an event or passage of time would be, required to be redeemed prior to the one year anniversary of Stated Maturity with respect to the principal of any Subordinated Note or is redeemable at the option of the holder thereof at any time prior to the one year anniversary of any such Stated Maturity, or is convertible into or exchangeable for debt securities at any time prior to the one year anniversary of any such Stated Maturity.

     "REDEMPTION DATE" means, with respect to any Subordinated Note to be redeemed, the date fixed by Alderwoods for such redemption pursuant to this Indenture and the terms of the Subordinated Notes.

     "REDEMPTION PRICE" means, with respect to any Subordinated Note to be redeemed, the price fixed for such redemption pursuant to the terms of this Indenture and the Subordinated Notes.

     "REFINANCE" means, in respect of any Indebtedness, to finance, extend, renew, refund, repay, prepay, redeem, defease or retire, or to issue other Indebtedness in exchange or replacement for, such indebtedness, in whole or in part (including by way of a securitization transaction). "REFINANCED" and "REFINANCING" have correlative meanings.

     "REGISTRAR" has the meaning set forth in Section 2.04.

     "RESTRICTED PAYMENTS" has the meaning set forth in Section 4.08.

     "RESTRICTED SUBSIDIARY" means any Subsidiary of Alderwoods other than an Unrestricted Subsidiary.

     "RESTRUCTURING TRANSACTION" means any of the "Restructuring
Transactions," as such term is defined in the Plan of Reorganization.

     "ROSE HILLS CREDIT AGREEMENT" has the meaning set forth in clause (b) of the definition of Permitted Indebtedness.

     "ROSE HILLS INDENTURE" has the meaning set forth in clause (b) of the definition of Permitted Indebtedness.

     "RULE 144A" means Rule 144A under the Securities Act.

     "SALE-LEASEBACK TRANSACTION" of any Person means an arrangement with any lender or investor or to which such lender or investor is a party providing for the leasing by such Person of any property or asset of such Person that has been or is being sold or transferred by such Person after the acquisition thereof or the completion of construction or commencement of operation thereof to such lender or investor or to any Person to whom funds have been or are to be advanced by such lender or investor on the security of such property or asset. The stated maturity of such arrangement shall be the date of the last payment of rent or any other amount due under such arrangement prior to the first date on which such arrangement may be terminated by the lessee without payment of a penalty.

     "S&P" means Standard & Poor's Credit Market Services, a division of The McGraw-Hill Companies, Inc., and its successors.

     "SECURITIES ACT" means the Securities Act of 1933, as amended and the regulations promulgated thereunder.

     "SENIOR INDEBTEDNESS" means (i) all Designated Senior Indebtedness, and
(ii) any other Indebtedness (and related Obligations) incurred by Alderwoods or any Subsidiary Guarantor, unless the instrument under which such Indebtedness is incurred expressly provides that it is not senior in right of payment to, or is on a parity with or subordinated in right of payment to the Subordinated Notes. Notwithstanding anything to the contrary in the foregoing, Senior Indebtedness described in clause (ii) above will not include (1) any liability for federal, state, local or other taxes owed or owing by Alderwoods or any Subsidiary Guarantor; (2) any obligation of Alderwoods or any Subsidiary Guarantor to Alderwoods or any of its Subsidiaries (except to the extent that such obligations have been assigned to, or for the benefit of, the holders of any of the Designated Senior Indebtedness to secure any of the Designated Senior Indebtedness); (3) any accounts payable or trade liabilities arising in the ordinary course of business (including instruments evidencing such liabilities); (4) Indebtedness that, when incurred and without respect to any election under Section 1111(b) of Title 11, United States Code, is without recourse to Alderwoods; (5) Indebtedness evidenced by the Subordinated Notes and (6) capital stock of Alderwoods or any Subsidiary Guarantor.

     "SENIOR TRUSTEE" means the trustee under any of the Two-Year Indenture, the Five-Year Indenture, or the Seven-Year Indenture, or any trustee or equivalent thereof with respect to any Refinancing Indebtedness with respect to any thereof.

     "SETTLEMENT AGREEMENT" has the meaning given such term in the preamble.

     "SEVEN-YEAR NOTES" means the securities issued under the Seven-Year Indenture, as amended, modified or supplemented from time to time, and any Refinancing thereof in accordance with clause (i) of the definition of Permitted Indebtedness.

     "SEVEN-YEAR INDENTURE" means the indenture, dated as of the date hereof, between Alderwoods and Wells Fargo Bank Minnesota, National Association providing for the issuance of 12 1/4% senior unsecured notes due 2009, as such indenture may be amended, modified, supplemented or restated in accordance with the terms hereof, and any Refinancing thereof in accordance with clause (i) of the definition of Permitted Indebtedness.

     "SIGNIFICANT SUBSIDIARY" means a Restricted Subsidiary that is a "SIGNIFICANT SUBSIDIARY" as defined in Rule 1.02(w) of Regulation S-X under the Securities Act.

     "SPECIAL FINANCE SUBSIDIARY" means a special purpose bankruptcy-remote subsidiary established for purposes of facilitating one or more securitization transactions.

     "STATED MATURITY" means, when used with respect to any Subordinated Note or any installment of interest thereon, the date specified in such Subordinated Note as the fixed date on which the principal of such Subordinated Note or such installment of interest is due and payable, and when used with respect to any other Indebtedness, means the date specified in the instrument governing such Indebtedness as the fixed date on which the principal of such Indebtedness, or any installment of interest thereon, is due and payable.

     "SUBORDINATED INDEBTEDNESS" means all Indebtedness heretofore, now or hereinafter existing under the Subordinated Notes and this Indenture (whether created directly or acquired by assignment or otherwise), and all interest and premiums, if any, thereon and all other amounts payable in respect thereof (including, without limitation, sinking fund payments (if any), defeasance payments (if any), and any and all amounts payable to acquire any Subordinated Notes or on account of any redemption, repurchase, retirement or other purchase of Subordinated Notes, including Indebtedness of the Subsidiary Guarantors with respect to the foregoing.

     "SUBORDINATED NOTES" has the meaning given such term in the preamble.

     "SUBSIDIARY" means, with respect to any Person, (a) a corporation a majority of whose Voting Stock is at the time, directly or indirectly, owned by such Person, by one or more Subsidiaries of such Person or by such Person and one or more Subsidiaries thereof and (b) any other Person (other than a corporation), including, without limitation, a joint venture, in which such Person, one or more Subsidiaries thereof or such Person and one or more Subsidiaries thereof, directly or indirectly, at the date of determination thereof, has at least majority ownership interest entitled to vote in the election of directors, managers or trustees thereof (or other Person performing similar functions). For purposes of this definition, any directors' qualifying shares or investments by foreign nationals mandated by applicable law shall be disregarded in determining the ownership of a Subsidiary.

     "SUBSIDIARY GUARANTOR" means each Subsidiary of Alderwoods that executes this Indenture as a guarantor and each other Subsidiary of Alderwoods that thereafter enters into a Subsidiary Guarantee pursuant to the terms of this Indenture.

     "SUBSIDIARY GUARANTEE" means a Guarantee by a Subsidiary Guarantor of Alderwoods' obligations with respect to the Subordinated Notes.

     "SURVIVING ENTITY" has the meaning set forth in Section 5.01.

     "TIA" means the Trust Indenture Act of 1939 (15 U.S. Code Sections 77aaa-77bbbb) as in effect on the Measurement Date.

     "TRUST OFFICER" means any officer in the Corporate Trust Administration of the Trustee or any other officer of the Trustee customarily performing functions similar to those performed by any of the above-designated officers and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject.

     "TRUSTEE" means the party named as such in this Indenture until a successor replaces such party (or any previous successor) in accordance with the provisions of this Indenture, and thereafter means such successor.

     "TWO-YEAR NOTES" means the securities issued under the Two-Year Unsecured Notes Indenture, as amended or supplemented from time to time, and any Refinancing thereof in accordance with clause (i) of the definition of Permitted Indebtedness.

     "TWO-YEAR INDENTURE" means the indenture, dated as of the date hereof, between Alderwoods and Wells Fargo Bank Minnesota, National Association providing for the issuance of 12 1/4% senior unsecured notes due 2004, as such indenture may be amended, modified, supplemented or restated in accordance with the terms hereof, and any Refinancing thereof in accordance with clause (i) of the definition of Permitted Indebtedness.

     "U.S. GOVERNMENT OBLIGATIONS" has the meaning set forth in Section 8.02.

     "UNRESTRICTED SUBSIDIARY" means each of (a) Loewen Life Insurance Group, Inc., a Delaware corporation, any Subsidiary thereof, and any successors to any of the foregoing and (b) any Subsidiary of Alderwoods declared by the Board of Directors of Alderwoods to be an Unrestricted Subsidiary; PROVIDED, that no such Subsidiary shall be declared to be an Unrestricted Subsidiary unless (i) none of its properties or assets were owned by Alderwoods or any of its Restricted Subsidiaries immediately prior to the Measurement Date, other than any such assets as are transferred to such Unrestricted Subsidiary in accordance with Section 4.08, (ii) its properties and assets, to the extent that they secure Indebtedness, secure only Non-Recourse Indebtedness and (iii) it has no Indebtedness other than Non-Recourse Indebtedness. As used above, "NON-RECOURSE INDEBTEDNESS" means Indebtedness as to which (a) neither Alderwoods nor any of its Subsidiaries (other than the relevant Unrestricted Subsidiary or another Unrestricted Subsidiary) (i) provides credit support (including any undertaking, agreement or instrument that would constitute Indebtedness), (ii) guarantees or is otherwise directly or indirectly liable, or (iii) constitutes the lender (in each case, other than in compliance with Section 4.08) and (b) no default with respect to such Indebtedness (including any rights that the holders thereof may have to take enforcement action against the relevant Unrestricted Subsidiary or its assets) would permit (upon notice, lapse of time or both) any holder of any other Indebtedness of Alderwoods or its Subsidiaries (other than Unrestricted Subsidiaries) to declare a default on such other Indebtedness or cause the payment thereof to be accelerated or payable prior to its stated maturity.

     "VOTING STOCK" means any class or classes of Capital Stock pursuant to which the holders thereof have the general voting power under ordinary circumstances to elect at least a majority of the board of directors, managers or trustees of any Person (irrespective of whether at the time, Capital Stock of any other class or classes shall have, or might have, voting power by reason of the happening of any contingency).

     "WHOLLY OWNED SUBSIDIARY" means any Subsidiary of which 100% of the outstanding Capital Stock is owned by Alderwoods or one or more Wholly Owned Subsidiaries of Alderwoods or by Alderwoods and one or more Wholly Owned Subsidiaries of Alderwoods. For purposes of this definition, any directors' qualifying shares or investments by foreign nationals mandated by applicable law shall be disregarded in determining the ownership of a Subsidiary.

SECTION 1.02   INCORPORATION BY REFERENCE OF TRUST INDENTURE ACT.

     Whenever this Indenture refers to a provision of the TIA, the provision is incorporated by reference in and made a part of this Indenture. The following TIA terms used in this Indenture have the following meanings:

     "INDENTURE SECURITIES" means the Subordinated Notes;

     "INDENTURE SECURITY HOLDER" means a Holder;

     "INDENTURE TO BE QUALIFIED" means this Indenture;

     "INDENTURE TRUSTEE" or "INSTITUTIONAL TRUSTEE" means the Trustee; and

     "OBLIGOR" on the indenture securities means Alderwoods or any other obligor on the Subordinated Notes.

     All other TIA terms used in this Indenture that are defined by the TIA, defined by TIA reference to another statute or defined by Commission rule and not otherwise defined herein have the meanings assigned to them therein.

SECTION 1.03   RULES OF CONSTRUCTION.

     For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

          (a) words in the singular include the plural, and words in the plural include the singular;

          (b)  "or" is not exclusive;

          (c) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with GAAP;

          (d) the words "herein", "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision; and

          (e) all references to "$" or "dollars" shall refer to the lawful currency of the United States of America.

                                   ARTICLE 2

                             THE SUBORDINATED NOTES

SECTION 2.01   ISSUANCE OF SUBORDINATED NOTES.

     The aggregate principal amount of Subordinated Notes which may be outstanding at any time under this Indenture may not exceed $24,679,000 at any time, except to the extent permitted by Sections 2.08 and 2.17. Upon the execution and delivery of this Indenture, Subordinated Notes in an aggregate principal amount of $24,679,000, and such additional amount as provided for in Section 2.17, may be executed by Alderwoods and delivered to the Trustee for authentication.

     The Subordinated Notes under this Indenture are being issued in accordance with the Settlement Agreement and pursuant to the Plan of Reorganization which provides, among other things, that the Subordinated Notes and certain other securities are being issued in exchange for and in satisfaction of certain claims against Alderwoods, The Loewen Group Inc. (the former parent company of Alderwoods) or certain Debtor Subsidiaries (as defined in the Plan of Reorganization) of Alderwoods or The Loewen Group Inc. No Subordinated Note will be deemed outstanding for purposes of exercising voting or similar rights of a Holder pursuant to this Indenture unless and until it or a Predecessor Note has been issued to the Holder in compliance with such conditions of issuance as may be set forth in the Settlement Agreement or in the Plan of Reorganization or the confirmation order relating thereto. Receipt by the Trustee of an authentication order from Alderwoods or the Disbursing Agent (as defined in the Plan of Reorganization) will be sufficient evidence of compliance with such conditions.

     The Subordinated Notes and the Trustee's certificate of authentication thereon shall be in substantially the form of Exhibit A or B hereto, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with any applicable law or with the rules of any securities exchange or as may, consistently herewith, be determined by the Officers executing such Subordinated Notes, as evidenced by their execution thereof. The Subordinated Notes shall be issuable only in registered form without coupons and only in denominations of $100 and integral multiples thereof.

     The definitive Subordinated Notes shall be printed, typewritten, lithographed or engraved or produced by any combination of these methods or may be produced in any other manner permitted by the rules of any securities exchange on which the Subordinated Notes may be listed, all as determined by the Officers executing such Subordinated Notes, as evidenced by their execution of such Subordinated Notes. Each Subordinated Note shall be dated the date of its authentication.

     Subordinated Notes may be issued in the form of one or more permanent global Subordinated Notes substantially in the form set forth in Exhibit A hereto (the "GLOBAL NOTE") deposited with, or on behalf of, the Depositary or with the Trustee, as custodian for the Depositary, duly executed by Alderwoods and authenticated by the Trustee as hereinafter provided. The aggregate principal amount of the Global Note may from time to time be increased or decreased by adjustments made on the records of the Depositary or its nominee, or of the Trustee, as custodian for the Depositary or its nominee, as hereinafter provided.

     Notwithstanding the foregoing, each holder of an Allowed Claim (as defined in the Plan of Reorganization) entitled to receive Subordinated Notes in accordance with the Settlement Agreement and pursuant to the Plan of Reorganization who has complied with the terms of the Settlement Agreement and the Plan of Reorganization but is not eligible to hold a Global Note shall be issued Subordinated Notes in the form of permanent certificated Subordinated Notes in registered form in substantially the form set forth in Exhibit B hereto (the "PHYSICAL NOTES"). Subordinated Notes issued pursuant to Section 2.09 in exchange for interests in the Global Note shall be in the form of Physical Notes.

     The terms and provisions contained in the form of the Subordinated Notes, annexed hereto as Exhibits A and B, shall constitute, and are hereby expressly made, a part of this Indenture and, to the extent applicable, Alderwoods and the Trustee, by their execution and delivery of this Indenture, expressly agree to such terms and provisions and to be bound thereby.

SECTION 2.02   RESTRICTIVE LEGEND.

     Each Global Note shall bear the following legend on the face thereof:

     UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO ALDERWOODS OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO

ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN. TRANSFERS OF THIS GLOBAL NOTE SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF CEDE & CO. OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR'S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL NOTE SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN ARTICLE 2 OF THE INDENTURE.

SECTION 2.03   EXECUTION AND AUTHENTICATION.

     Two Officers shall execute the Subordinated Notes on behalf of Alderwoods by either manual or facsimile signature. If an Officer whose signature is on a Subordinated Note no longer holds that office at the time the Trustee authenticates the Subordinated Note or at any time thereafter, the Subordinated Note shall be valid nevertheless.

     A Subordinated Note shall not be valid until an authorized signatory of the Trustee manually signs the certificate of authentication on the Subordinated Note. Such signature shall be conclusive evidence that the Subordinated Note has been authenticated under this Indenture.

     The Trustee shall authenticate Subordinated Notes for original issue upon receipt of an Officers' Certificate signed by two Officers of Alderwoods directing the Trustee to authenticate the Subordinated Notes and certifying that all conditions precedent to the issuance of the Subordinated Notes contained herein have been complied with.

     With the prior written approval of Alderwoods, the Trustee may appoint an authenticating agent acceptable to Alderwoods to authenticate Subordinated Notes. Unless limited by the terms of such appointment, an authenticating agent may authenticate Subordinated Notes whenever the Trustee may do so. Each reference in this Indenture to authentication by the Trustee includes authentication by such agent. Such authenticating agent shall have the same rights as the Trustee in any dealings hereunder with Alderwoods or with any of Alderwoods' Affiliates.

SECTION 2.04   REGISTRAR AND PAYING AGENT.

     Alderwoods shall maintain an office or agency (which shall be located in the Borough of Manhattan, the City of New York, State of New York) where Subordinated Notes may be presented for registration of transfer or for exchange (the "REGISTRAR"), an office or agency (which shall be located in the Borough of Manhattan, the City of New York, State of New York) where Subordinated Notes may be presented for payment of principal, premium, if any, and interest (the "PAYING AGENT"), an office or agency (which shall be located in the Borough of Manhattan, the City of New York, State of New York) where Subordinated Notes may be presented for conversion into Alderwoods Common Stock pursuant to the terms hereof (the "CONVERSION AGENT") and an office or agency where notices and demands to or upon Alderwoods in respect of the Subordinated Notes and this Indenture may be served. The Registrar shall keep a register of the Subordinated Notes and of their transfer and exchange. Alderwoods may have one or more co-Registrars and one or more additional paying agents. The term "PAYING AGENT" includes any additional paying agent. Alderwoods may change any Paying Agent, Registrar or co-Registrar or Conversion Agent upon 30 days' notice to the Trustee. Except as otherwise expressly provided in this Indenture, Alderwoods or any Affiliate thereof may act as Paying Agent, Registrar or co-Registrar or Conversion Agent. Alderwoods shall enter into an appropriate agency agreement with any Registrar or Paying Agent not a party to this Indenture, which shall incorporate the provisions of the TIA. The agreement shall implement the provisions of this Indenture that relate to such Registrar or Paying Agent. Alderwoods shall notify the Trustee of the name and address of any such Registrar, Paying Agent or Conversion Agent. If Alderwoods fails to maintain a Registrar, Paying Agent, Conversion Agent or agent for service of notices and demands, or fails to give the foregoing notice, the Trustee shall act as such and shall be entitled to appropriate compensation in accordance with
Section 7.08. Alderwoods initially appoints the Trustee as Registrar, Paying Agent, Conversion Agent and agent for service of notices and demands in connection with the Subordinated Notes.

SECTION 2.05   PAYING AGENT TO HOLD MONEY IN TRUST.

     Each Paying Agent shall hold in trust for the benefit of Holders or the Trustee all money held by the Paying Agent for the payment of principal of, premium, if any, or interest on the Subordinated Notes (whether such money has been distributed to it by Alderwoods or any other obligor on the Subordinated Notes), and Alderwoods (or any other obligor on the Subordinated Notes) and the Paying Agent shall notify the Trustee of any default by Alderwoods (or any other obligor on the Subordinated Notes) in making any such payment. If Alderwoods or an Affiliate of Alderwoods acts as Paying Agent, it shall segregate the money and hold it as a separate trust fund. Alderwoods at any time may require a Paying Agent to distribute all money held by it to the Trustee and account for any funds disbursed and the Trustee may at any time during the continuance of Event of Default under Section 6.01
(a) or (b) with respect to the Subordinated Notes, upon written request to a Paying Agent, require such Paying Agent to pay all money held by it to the Trustee and to account for any funds distributed. Upon doing so, the Paying Agent (other than an obligor on the Subordinated Notes) shall have no further liability for the money so paid over to the Trustee.

SECTION 2.06   HOLDER LISTS.

     The Trustee shall preserve in as current a form as is reasonably practicable the most recent list available to it of the names and addresses of Holders and shall otherwise comply with TIA Section 312(a). If the Trustee is not the Registrar, Alderwoods shall furnish to the Trustee at least ten Business Days before each Interest Payment Date and at such other times as the Trustee may request in writing a list in such form and as of such date as the Trustee may reasonably require of the names and addresses of Holders, which list may be conclusively relied upon by the Trustee.

SECTION 2.07   TRANSFER AND EXCHANGE.

     When Subordinated Notes are presented to the Registrar or a co-Registrar with a request to register the transfer of such Subordinated Notes, to exchange such Subordinated Notes for an equal principal amount of Subordinated Notes of other authorized denominations or to convert such Subordinated Notes, the Registrar or co-Registrar shall register the transfer or make the exchange or conversion as requested if its requirements for such transaction are met; PROVIDED, HOWEVER, that the Subordinated Notes surrendered for transfer or exchange or conversion shall be duly endorsed or accompanied by a written instrument of transfer in form satisfactory to the Registrar or co-Registrar, or in the case of a conversion, notice of conversion substantially in the form attached to the Subordinated Note or such other notice that is acceptable to Alderwoods, duly executed by the Holder thereof or such Holder's attorney duly authorized in writing. To permit registrations of transfers and exchanges, Alderwoods shall execute and the Trustee shall authenticate Subordinated Notes at the Registrar's or co-Registrar's request. No service charge shall be made for any transfer, exchange or redemption, but Alderwoods may require payment of a sum sufficient to cover any transfer tax or similar governmental charge payable in connection therewith (other than any such transfer taxes or similar governmental charge payable upon exchanges or transfers pursuant to Sections
3.07 or 9.05). The Registrar or co-Registrar shall not be required to register the transfer of or exchange of any Subordinated Note (i) during a period beginning at the opening of business 15 days before the mailing of a notice of redemption of Subordinated Notes and ending at the close of business on the day of such mailing, (ii) selected for redemption in whole or in part pursuant to Article 3, except the unredeemed portion of any Subordinated Note being redeemed in part, and (iii) surrendered for conversion pursuant to Article 14.

     Any Holder of the Global Note shall, by acceptance of such Global Note, agree that transfers of beneficial interests in such Global Note may be effected only through a book-entry system maintained by the Holder of such Global Note (or its agent), and that ownership of a beneficial interest in the Subordinated Note shall be required to be reflected in a book entry.

SECTION 2.08   REPLACEMENT NOTES.

     If a mutilated Subordinated Note is surrendered to the Trustee or if the Holder of a Subordinated Note claims that the Subordinated Note has been lost, destroyed or wrongfully taken, Alderwoods shall issue and the Trustee shall authenticate a replacement Subordinated Note if the Trustee's requirements are satisfied. If required by the Trustee or Alderwoods, such Holder must provide an indemnity bond or other indemnity, sufficient in the judgment of both Alderwoods and the Trustee, to protect Alderwoods, the Trustee or any Paying Agent, Registrar or Conversion Agent from any loss that any of them may suffer if a Subordinated Note is replaced. Alderwoods may charge such Holder for its reasonable, out-of-pocket expenses in replacing a Subordinated Note, including reasonable fees and expenses of counsel. Every replacement Subordinated Note is an additional obligation of Alderwoods.

SECTION 2.09   BOOK-ENTRY PROVISIONS FOR GLOBAL NOTE.

          (a) The Global Note initially shall (i) be registered in the name of the Depositary for such Global Note or the nominee of such Depositary,
     (ii) be deposited with, or on behalf of, the Depositary or with the Trustee, as custodian for such Depositary, and (iii) bear a legend as set forth in Section 2.02. Members of, or participants in, the Depositary ("AGENT MEMBERS") shall have no rights under this Indenture with respect to any Global Note held on their behalf by the Depositary, or the Trustee as its custodian, or under the Global Note, and the Depositary may be treated by Alderwoods, the Trustee and any agent of Alderwoods or the Trustee as the absolute owner of such Global Note for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent Alderwoods, the Trustee or any agent of Alderwoods or the Trustee from giving effect to any written certification, proxy or other authorization furnished by the Depositary or shall impair, as between the Depositary and its Agent Members, the operation of customary practices governing the exercise of the rights of a Holder of any Subordinated Note.

          (b) Transfers of the Global Note shall be limited to transfers of such Global Note in whole, but not in part, to the Depositary, its successors or their respective nominees. Interests of beneficial owners in the Global Note may be transferred in accordance with the rules and procedures of the Depositary. In addition, Physical Notes shall be issued to all beneficial owners in exchange for their beneficial interests in the Global Note if (i) the Depositary notifies Alderwoods that it is unwilling or unable to continue as Depositary for the Global Note and a successor depositary is not appointed by Alderwoods within 90 days of such notice or (ii) an Event of Default has occurred and is continuing and the Registrar has received a request for such exchange from the Depositary.

          (c) In connection with any transfer of a portion of the beneficial interest in the Global Note pursuant to Section 2.09(b) to beneficial owners who are required to hold Physical Notes, the Registrar shall reflect on its books and records the date and a decrease in the principal amount of the Global Note in an amount equal to the principal amount of the beneficial interest in the Global Note to be transferred, and Alderwoods shall execute, and the Trustee shall authenticate and deliver, one or more Physical Notes of like tenor and amount.

          (d) In connection with the transfer of the entire Global Note to beneficial owners pursuant to Section 2.09(b), the Global Note shall be deemed to be surrendered to the Trustee for cancellation, and Alderwoods shall execute, and the Trustee shall authenticate and deliver, to each beneficial owner identified by the Depositary in exchange for its beneficial interest in the Global Note an equal aggregate principal amount of Physical Notes of authorized denominations.

          (e) The Holder of the Global Note may grant proxies and otherwise authorize any Person, including Agent Members and Persons that may hold interests through Agent Members, to take any action that a Holder is entitled to take under this Indenture or the Subordinated Notes.

          (f) Any beneficial owner of interests in a Global Note may request, and upon request shall be issued, Physical Notes in accordance with the procedures of the Depositary. In connection with the execution, authentication and delivery of such Physical Notes, the Registrar shall reflect on its books and records a decrease in the principal amount of the relevant Global Note equal to the principal amount of such Physical Notes and Alderwoods shall execute and the Trustee shall authenticate and deliver one or more Physical Notes having an equal aggregate principal amount.

SECTION 2.10   OUTSTANDING SUBORDINATED NOTES.

     Subordinated Notes outstanding at any time are all the Subordinated Notes that have been authenticated by the Trustee except those canceled by it, those delivered to it for cancellation and those described in this Section as not outstanding. A Subordinated Note shall cease to be outstanding if Alderwoods or any of its Subsidiaries holds the Subordinated Note.

     If a Subordinated Note is replaced pursuant to Section 2.07 (other than a mutilated Subordinated Note surrendered for replacement), it ceases to be outstanding unless the Trustee receives proof satisfactory to it that the replaced Subordinated Note is held by a bona fide purchaser. A mutilated Subordinated Note ceases to be outstanding upon surrender of such Subordinated Note and replacement thereof pursuant to Section 2.07.

     If on a Redemption Date or a Maturity Date the Paying Agent (other than Alderwoods or an Affiliate of Alderwoods) holds cash sufficient to pay all of the principal and interest due on the Subordinated Notes payable on that date, and is not prohibited from paying such cash to the Holders of such Subordinated Notes pursuant to the terms of this Indenture, or if on any date Subordinated Notes are converted into Alderwoods Common Stock pursuant to
Article 14, then on and after that date such Subordinated Notes cease to be outstanding and interest on them shall cease to accrue.

SECTION 2.11   TREASURY NOTES.

     In determining whether the Holders of the required principal amount of Subordinated Notes have concurred in any direction, waiver or consent, Subordinated Notes owned by Alderwoods or any of its Affiliates shall be disregarded, except that, for the purposes of determining whether the Trustee shall be protected in relying on any such direction, waiver or consent, only Subordinated Notes that the Trustee knows or has reason to know are so owned shall be disregarded.

SECTION 2.12   TEMPORARY NOTES.

     Until definitive Subordinated Notes are prepared and ready for delivery, Alderwoods may prepare and the Trustee shall authenticate temporary Subordinated Notes. Temporary Subordinated Notes shall be substantially in the form of definitive Subordinated Notes but may have variations that Alderwoods considers appropriate for temporary Subordinated Notes. Without unreasonable delay, Alderwoods shall prepare and the Trustee shall authenticate definitive Subordinated Notes in exchange for temporary Subordinated Notes. Until such exchange, temporary Subordinated Notes shall be entitled to the same rights, benefits and privileges as definitive Subordinated Notes. Holders of temporary Subordinated Notes shall be entitled to all benefits of this Indenture.

SECTION 2.13   CANCELLATION.

     Alderwoods at any time may deliver Subordinated Notes to the Trustee for cancellation. The Registrar, the Paying Agent and Conversion Agent shall forward to the Trustee any Subordinated Notes surrendered to them for transfer, exchange, payment or conversion. The Trustee, or at the direction of the Trustee, the Registrar, the Paying Agent (other than Alderwoods or an Affiliate of Alderwoods) or Conversion Agent, and no one else, shall promptly cancel and dispose of all Subordinated Notes surrendered for transfer, exchange, payment, conversion or cancellation, subject to the record retention requirements of the Exchange Act. Subject to Section 2.08, Alderwoods may not issue new Subordinated Notes to replace Subordinated Notes that it has paid or delivered to the Trustee for cancellation. If Alderwoods shall acquire any of the Subordinated Notes, such acquisition shall not operate as a redemption or satisfaction of the Indebtedness represented by such Subordinated Notes unless and until the same are surrendered to the Trustee for cancellation pursuant to this Section 2.13.

SECTION 2.14   DEFAULTED INTEREST.

     If Alderwoods defaults on a payment of interest on the Subordinated Notes, it shall pay the defaulted interest, plus (to the extent permitted by law) any interest payable on the defaulted interest, in accordance with the terms hereof, to the Persons who are Holders on a subsequent special record date, which date shall be at least five

Business Days prior to the payment date. Alderwoods shall fix such special record date and payment date in a manner satisfactory to the Trustee. At least 15 days before such special record date, Alderwoods shall mail to each Holder a notice that states the special record date, the payment date and the amount of defaulted interest, and interest payable on such defaulted interest, if any, to be paid.

SECTION 2.15   CUSIP NUMBER.

     Alderwoods in issuing the Subordinated Notes may use a "CUSIP" number with respect to the Subordinated Notes (if then generally in use), and if so, the Trustee may use the CUSIP numbers in notices of redemption or exchange as a convenience to Holders; PROVIDED, HOWEVER, that any such notice may state that no representation is made as to the correctness or accuracy of the CUSIP number printed in the notice or on the Subordinated Notes, and that reliance may be placed only on the other identification numbers printed on the Subordinated Notes. Alderwoods will promptly notify the Trustee of any change in the CUSIP number.

SECTION 2.16   DEPOSIT OF MONEYS.

     On or before each Interest Payment Date and Maturity Date, Alderwoods shall deposit with the Trustee or Paying Agent in immediately available funds money sufficient to make cash payments, if any, due on such Interest Payment Date or Maturity Date, as the case may be, in a timely manner that permits the Paying Agent to remit payment to the Holders on such Interest Payment Date or Maturity Date, as the case may be.

SECTION 2.17 ISSUANCE OF NOTES IN EXCESS OF $24,679,000 PURSUANT TO PLAN OF REORGANIZATION.

     Alderwoods may issue and have outstanding at any time under this Indenture any aggregate principal amount of Subordinated Notes exceeding $24,679,000 to the extent required as a result of the application of the rounding provisions set forth in Section VI.H.3.b of the Plan of Reorganization.

                                   ARTICLE 3

                        REDEMPTION OF SUBORDINATED NOTES

SECTION 3.01   OPTIONAL REDEMPTION.

     The Subordinated Notes are redeemable in whole or in part at the option of Alderwoods at 100% of the stated principal amount plus accrued and unpaid interest to (but not including) the Redemption Date; PROVIDED, HOWEVER, that prior to the second anniversary of the Measurement Date Alderwoods may not optionally redeem the Subordinated Notes unless the Current Market Price of Alderwoods Common Stock is at least 15% greater than the then applicable Conversion Price. If Alderwoods elects to redeem any Subordinated Notes, in whole or in part, it shall notify the Trustee of the Redemption Date and principal amount of Subordinated Notes to be redeemed.

     Alderwoods shall notify the Trustee by an Officers' Certificate, stating that such redemption will comply with the provisions hereof and of such Subordinated Notes, of any optional redemption at least 45 days before the Redemption Date (unless a shorter period is satisfactory to the Trustee).

SECTION 3.02   [INTENTIONALLY OMITTED]

SECTION 3.03   SELECTION OF SUBORDINATED NOTES TO BE REDEEMED.

     If less than all the Subordinated Notes are to be redeemed, the particular Subordinated Notes or portions thereof to be redeemed shall be selected from the outstanding Subordinated Notes not previously called for redemption either (a) by such method as the Trustee considers to be fair and appropriate or (b) in such manner as complies with the requirements of the principal national securities exchange, if any, on which the Subordinated Notes being redeemed are listed. The amounts to be redeemed shall be equal to $100 or any integral multiple thereof.

     The amount of Subordinated Notes shall be calculated as the aggregate principal amount of Subordinated Notes originally issued hereunder less the aggregate principal amount of any Subordinated Notes previously redeemed. The Trustee shall make the selection not more than 60 days and not less than 30 days before the Redemption Date from outstanding Subordinated Notes not previously called for redemption.

     The Trustee shall promptly notify Alderwoods and the Registrar in writing of the Subordinated Notes selected for redemption and, in the case of any Subordinated Notes selected for partial redemption, the principal amount thereof to be redeemed. For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to redemption of Subordinated Notes shall relate, in the case of any Subordinated Note redeemed or to be redeemed only in part, to the portion of the principal amount of such Subordinated Note that has been or is to be redeemed.

SECTION 3.04   NOTICE OF REDEMPTION.

     Notice of redemption shall be given by first-class mail, postage prepaid, mailed not less than 30 nor more than 60 days prior to the Redemption Date, to each Holder of Subordinated Notes to be redeemed, at the address of such Holder appearing in the Subordinated Note register maintained by the Registrar.

     All notices of redemption shall identify the Subordinated Notes to be redeemed and shall state:

          (a)  the Redemption Date;

          (b) the Redemption Price and the amount of accrued interest, if any, to be paid;

          (c) that, unless Alderwoods defaults in making the redemption payment, interest on Subordinated Notes called for redemption ceases to accrue on and after the Redemption Date, and the only remaining right of the Holders of such Subordinated Notes is to receive payment of the Redemption Price and accrued interest, if any, upon surrender to the Paying Agent of the Subordinated Notes redeemed;

          (d) if any Subordinated Note is to be redeemed in part, the portion of the principal amount (equal to $100 or any integral multiple thereof) of such Subordinated Note to be redeemed and that on and after the Redemption Date, upon surrender for cancellation of such original Subordinated Note to the Paying Agent, a new Subordinated Note or Subordinated Notes in the aggregate principal amount equal to the unredeemed portion thereof will be issued without charge to the Holder;

          (e) that Subordinated Notes called for redemption must be surrendered to the Paying Agent to collect the Redemption Price and accrued interest, if any, and the name and address of the Paying Agent;

          (f) the CUSIP number, if any, relating to such Subordinated Notes, but no representation is made as to the correctness or accuracy of any such CUSIP numbers;

          (g) the paragraph of the Subordinated Notes or Section of this Indenture pursuant to which the Subordinated Notes are being redeemed;

          (h) the Holder's right to convert pursuant to Article 14 and the last available date for conversion prior to the Redemption Date;

          (i)  the current Conversion Price; and

          (j)  the name and address of the Conversion Agent.

     Notice of redemption of Subordinated Notes to be redeemed at the election of Alderwoods shall be given by Alderwoods or by the Trustee in the name of Alderwoods.

SECTION 3.05   EFFECT OF NOTICE OF REDEMPTION.

     Once notice of redemption is mailed, Subordinated Notes called for redemption (unless surrendered for conversion into Alderwoods Common Stock pursuant to the terms hereof) become due and payable on the Redemption Date and at the Redemption Price. Upon surrender to the Paying Agent, such Subordinated Notes called for redemption shall be paid at the Redemption Price plus accrued and unpaid interest to the Redemption Date.

SECTION 3.06   DEPOSIT OF REDEMPTION PRICE.

     On or prior to any Redemption Date, Alderwoods shall deposit with the Paying Agent an amount of money in same day funds sufficient to pay the Redemption Price of, and accrued interest on, all the Subordinated Notes or portions thereof that are to be redeemed on that date (other than those surrendered for conversion into Alderwoods Common Stock), other than Subordinated Notes or portions thereof called for redemption on that date that have been delivered by Alderwoods to the Trustee for cancellation. The Paying Agent shall promptly return to Alderwoods any money deposited with the Paying Agent by Alderwoods in excess of the amounts necessary to pay the Redemption Price of, and accrued and unpaid interest on, all Subordinated Notes to be redeemed (including any amounts deposited for the redemption of Subordinated Notes that are instead converted into Alderwoods Common Stock).

     If Alderwoods complies with the preceding paragraph, then, unless Alderwoods defaults in the payment of such Redemption Price, interest on the Subordinated Notes to be redeemed will cease to accrue on and after the applicable Redemption Date, whether or not such Subordinated Notes are presented for payment, and such Subordinated Notes will no longer be convertible into Alderwoods Common Stock. If any Subordinated Note called for redemption shall not be so paid upon surrender thereof for redemption, the principal, premium, if any, and, to the extent lawful, accrued and unpaid interest thereon shall, until paid, bear interest from the Redemption Date at the rate provided in the Subordinated Notes and shall remain convertible into Alderwoods Common Stock until the principal, premium, if any, and accrued interest thereon has been paid or duly provided for.

SECTION 3.07   SUBORDINATED NOTES REDEEMED OR PURCHASED IN PART.

     Upon surrender to the Paying Agent of a Subordinated Note that is to be redeemed in part, Alderwoods shall execute and the Trustee shall authenticate and deliver to the Holder of such Subordinated Note without service charge, a new Subordinated Note or Subordinated Notes of any authorized denomination as requested by such Holder in aggregate principal amount equal to, and in exchange for, the unredeemed portion of the principal of the Subordinated Note so surrendered that is not redeemed.

SECTION 3.08   CONVERSION ARRANGEMENT ON CALL FOR REDEMPTION.

     In connection with any redemption of Subordinated Notes, Alderwoods may arrange for the purchase and conversion of any Subordinated Notes by an agreement with one or more investment bankers or other purchasers to purchase such Subordinated Notes by paying to the Trustee in trust for the Holders of the Subordinated Notes, on or before the date fixed for redemption, an amount in cash not less than the applicable redemption price, together with interest accrued to (but excluding) the date fixed for redemption, of such Subordinated Notes. Notwithstanding anything to the contrary contained in this Article 3, the obligation of Alderwoods to pay the redemption price of such Subordinated Notes, together with interest accrued to (but excluding) the date fixed for redemption shall be deemed to be satisfied and discharged to the extent such amount is so paid by such purchasers. If such an agreement is entered into, a copy of which will be filed with the Trustee prior to the date fixed for redemption, any Subordinated Notes not duly surrendered for conversion by the Holders thereof may, at the option of Alderwoods, be deemed, to the fullest extent permitted by law, acquired by such purchasers from such Holders and (notwithstanding anything to the contrary contained in Article 14) surrendered by such purchasers for conversion, all as of immediately prior to the close of business on the date fixed for redemption (and the right to convert any such Subordinated Notes by such purchasers shall be extended through such time), subject to payment of the above amount as aforesaid (and if such payment is not duly made, the Holders' conversion right extends to the date of such payment). At the direction of Alderwoods, the Trustee shall hold and dispose of any such amount paid to it in the same manner as it would monies deposited with it by Alderwoods for the redemption of Subordinated Notes in accordance with this Article 3.

                                    ARTICLE 4

                                    COVENANTS

     Alderwoods hereby covenants as follows, from and after the Closing Date and continuing so long as any amount remains unpaid on any Subordinated Note:

SECTION 4.01   PAYMENT OF SUBORDINATED NOTES.

     Alderwoods will pay, or cause to be paid, the principal of and interest on the Subordinated Notes on the dates and in the manner provided in the Subordinated Notes and this Indenture. An installment of principal or interest shall be considered paid on the date due if the Trustee or Paying Agent (other than Alderwoods or any Affiliate thereof) holds on that date money designated and set aside for and sufficient to pay the installment in a timely manner and is not prohibited from paying such money to the Holders of the Subordinated Notes pursuant to the terms of this Indenture.

     Alderwoods will pay interest on overdue principal at the rate and in the manner provided in the Subordinated Notes; it shall pay interest on overdue installments of interest at the same rate and in the same manner, to the extent lawful.

SECTION 4.02   MAINTENANCE OF OFFICE OR AGENCY.

     Alderwoods will maintain in the Borough of Manhattan, The City of New York, an office or agency (which may be an office of the Trustee, Registrar or co-Registrar, or Conversion Agent) where Subordinated Notes may be surrendered for registration of transfer or exchange or for presentation for payment or conversion and where notices and demands to or upon Alderwoods in respect of the Subordinated Notes and this Indenture may be served. Alderwoods will give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time Alderwoods shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the address of the Trustee as set forth in Section 11.02.

     Alderwoods may also from time to time designate one or more other offices or agencies where the Subordinated Notes may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; PROVIDED, HOWEVER, that no such designation or rescission shall in any manner relieve Alderwoods of its obligation to maintain an office or agency in the Borough of Manhattan, The City of New York, for such purposes. Alderwoods will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency. Alderwoods hereby initially designates the office of an agent of the Trustee located at c/o Depository Trust Company, 1st Floor, TADS Department, 55 Water Street, New York, NY 10041, as such office of Alderwoods in accordance with this Section 4.02 and
Section 2.04.

SECTION 4.03   CORPORATE EXISTENCE.

     Subject to Article 5, Alderwoods shall do or cause to be done all things necessary to, and will cause each Restricted Subsidiary to, preserve and keep in full force and effect its and its Restricted Subsidiaries' corporate, company or partnership existence and rights (charter and statutory), material licenses and/or material franchises; PROVIDED, HOWEVER, that Alderwoods and the Restricted Subsidiaries shall not be required to preserve any such existence, rights, licenses or franchises if Alderwoods or, in the case of any Restricted Subsidiary, such Restricted Subsidiary, shall reasonably determine that (a) the preservation thereof is no longer desirable in the conduct of the business of Alderwoods and its Restricted Subsidiaries taken as a whole and (b) the loss thereof is not materially adverse to either (i) Alderwoods and its Restricted Subsidiaries taken as a whole or (ii) the ability of Alderwoods to otherwise satisfy its obligations hereunder; and PROVIDED FURTHER that Alderwoods and each Subsidiary may engage in the Restructuring Transactions. Alderwoods shall cause, on the date hereof, it and its Restricted Subsidiaries to account for at least 90% of the consolidated assets and fiscal year 2001 revenues of Alderwoods other than assets of and revenues from the operations of Security Plan Life Insurance Company, a Louisiana corporation f/k/a Security Industrial Insurance Company.

SECTION 4.04   PAYMENT OF TAXES AND OTHER CLAIMS.

     Alderwoods will pay or discharge or cause to be paid or discharged, before the same become delinquent, (a) all taxes, assessments and governmental charges levied or imposed upon Alderwoods or any of its Restricted Subsidiaries or upon the income, profits or property of Alderwoods or any of its Restricted Subsidiaries, and (b) all lawful claims for labor, materials and supplies that, in each case, if unpaid, might by law become a Lien upon the property of Alderwoods or any Restricted Subsidiary; PROVIDED, HOWEVER, that Alderwoods shall not be required to pay or discharge or cause to be paid or discharged any such tax, assessment, charge or claim the amount, applicability or validity of which is being contested in good faith by appropriate proceedings and for which adequate provision has been made or where the failure to effect such payment or discharge is not materially adverse to either (i) Alderwoods and its Restricted Subsidiaries taken as a whole or (ii) the ability of Alderwoods to otherwise satisfy its obligations hereunder.

SECTION 4.05 MAINTENANCE OF PROPERTIES; INSURANCE; BOOKS AND RECORDS; COMPLIANCE WITH LAW.

          (a) Alderwoods shall, and shall cause each of its Restricted Subsidiaries to, cause all properties and assets to be maintained and kept in good condition, repair and working order (reasonable wear and tear excepted) and supplied with all necessary equipment, and cause to be made all necessary repairs, renewals, replacements, additions, betterments and improvements thereto, as shall be reasonably necessary for the proper conduct of its business; PROVIDED, HOWEVER, that nothing in this Section 4.05(a) shall prevent Alderwoods or any of its Restricted Subsidiaries from discontinuing the operation and maintenance of any of its properties or assets if such discontinuance is, in the judgment of Alderwoods or such Restricted Subsidiary, desirable in the conduct of its business and if such discontinuance is not materially adverse to either Alderwoods and its Restricted Subsidiaries taken as a whole or the ability of Alderwoods to otherwise satisfy its obligations hereunder.

          (b) Alderwoods shall, and shall cause each of its Restricted Subsidiaries to, maintain with financially sound and reputable insurers such insurance as may be required by law (other than with respect to any environmental impairment liability insurance not commercially available) and such other insurance to such extent and against such hazards and liabilities, as is customarily maintained by companies similarly situated (which may include self-insurance in the same form as is customarily maintained by companies similarly situated).

          (c) Alderwoods shall, and shall cause each of its Restricted Subsidiaries to, keep proper books of record and account, in which full and correct entries shall be made of all business and financial transactions of Alderwoods and each of its Restricted Subsidiaries and reflect on its financial statements adequate accruals and appropriations to reserves, all in accordance with GAAP consistently applied to Alderwoods and its Restricted Subsidiaries taken as a whole.

          (d) Alderwoods shall, and shall cause each of its Restricted Subsidiaries to, comply with all statutes, laws, ordinances, or government rules and regulations to which it is subject, non-compliance with which would be materially adverse to either (i) Alderwoods and its Subsidiaries taken as a whole or (ii) to the ability of Alderwoods to otherwise satisfy its obligations hereunder.

SECTION 4.06   COMPLIANCE CERTIFICATES.

          (a) Alderwoods will deliver to the Trustee within 45 days after the end of each of Alderwoods' first three fiscal quarters and within 90 days after the end of Alderwoods' fiscal year an Officers' Certificate stating whether or not the signers know of any Default or Event of Default under this Indenture by Alderwoods or an event that, with notice or lapse of time or both, would constitute a default by Alderwoods under any Pari Passu Indebtedness that occurred during such fiscal period. If they do know of such a Default, Event of Default or default, the certificate shall describe any such Default, Event of Default or default and its status. The first certificate to be delivered pursuant to this Section 4.06(a) shall be for the first fiscal quarter of Alderwoods beginning after the Measurement Date. Alderwoods shall also deliver a certificate to the Trustee at least annually from its principal executive, financial or accounting officer as to his or her knowledge of Alderwoods' compliance with all conditions and covenants under this Indenture, such compliance to be determined without regard to any period of grace or requirement of notice provided herein.

          (b) Alderwoods shall deliver to the Trustee within 90 days after the end of each fiscal year a written statement by Alderwoods' independent public accountants stating (i) that their audit examination has included a review of the terms of this Indenture and the Subordinated Notes as they relate to accounting matters, and (ii) whether, in connection with their audit examination, any Default or Event of Default under this Indenture or an event that, with notice or lapse of time or both, would constitute a default under any Pari Passu Indebtedness has come to their attention and, if such a Default, Event of Default or a default under any Pari Passu Indebtedness has come to their attention, specifying the nature and period of existence thereof; PROVIDED, HOWEVER, that, without any restriction as to the scope of the audit examination, such independent certified public accountants shall not be liable by reason of any failure to obtain knowledge of any such Default, Event of Default or a default under any Pari Passu Indebtedness that would not be disclosed in the course of an audit examination conducted in accordance with GAAP.

          (c) Alderwoods will deliver to the Trustee as soon as possible, and in any event within 10 Business Days after Alderwoods becomes aware or should reasonably have become aware of the occurrence of any Default, Event of Default or an event that, with notice or lapse of time or both, would constitute a default by Alderwoods under any Indebtedness, an Officers' Certificate specifying such Default, Event of Default or default and what action Alderwoods is taking or proposes to take with respect thereto.

SECTION 4.07   LIMITATION ON INDEBTEDNESS.

     Alderwoods will not, and will not permit any of its Restricted Subsidiaries to, directly or indirectly, create, incur, issue, assume, guarantee or in any manner become directly or indirectly liable, contingently or otherwise, for the payment of (collectively, to "INCUR") any Indebtedness (including, without limitation, any Acquired Indebtedness) other than Permitted Indebtedness. Notwithstanding the foregoing limitations, Alderwoods and its Restricted Subsidiaries will be permitted to Incur Indebtedness (including, without limitation, Acquired Indebtedness) if at the time of such incurrence, and after giving pro forma effect thereto, the Consolidated Fixed Charge Coverage Ratio of Alderwoods is at least equal to, during any fiscal year in which Alderwoods has any scheduled principal payment due with respect to the Five-Year Notes, 1:1, and during any other year, 1.25:1.

SECTION 4.08   LIMITATION ON RESTRICTED PAYMENTS.

     Alderwoods will not, and will not permit any of its Restricted Subsidiaries to, directly or indirectly:

          (a) declare or pay any dividend or make any other distribution or payment on or in respect of Capital Stock of Alderwoods or any of its Restricted Subsidiaries (other than Rose Hills Holding Corp., a Delaware corporation, or any of its Subsidiaries) or any payment made to the direct or indirect holders (in their capacities as such) of Capital Stock of Alderwoods or any of its Restricted Subsidiaries (other than Rose Hills Holding Corp., a Delaware corporation, or any of its Subsidiaries) (other than (i) dividends or distributions payable solely in Capital Stock of Alderwoods (other than Redeemable Capital Stock) or in options, warrants or other rights to purchase Capital Stock of Alderwoods (other than Redeemable Capital Stock) and (ii) dividends or other distributions to the extent declared or paid to Alderwoods or any Restricted Subsidiary of Alderwoods);

          (b) purchase, redeem, defease or otherwise acquire or retire for value any Capital Stock of Alderwoods or any of its Restricted Subsidiaries (other than any such Capital Stock of a Restricted Subsidiary of Alderwoods);

          (c) make any principal payment on, or purchase, defease, repurchase, redeem or otherwise acquire or retire for value, prior to any scheduled maturity, scheduled repayment, scheduled sinking fund payment or other Stated Maturity, any Indebtedness that is (i) subordinate or junior in right of payment to the Subordinated Notes or (ii) Pari Passu Indebtedness (other than in respect of the Exit Facility, any such subordinated or Pari Passu Indebtedness owned by Alderwoods or a Restricted Subsidiary of Alderwoods, Two-Year Notes, Five-Year Notes or Seven-Year Notes); or

          (d) make any Investment (other than any Permitted Investment) in any Person

     (such payments or Investments described in the preceding clauses (a), (b), (c) and (d) are collectively referred to as "RESTRICTED PAYMENTS"); unless, at the time of and after giving effect to the proposed Restricted Payment (the amount of any such Restricted Payment, if other than cash, shall be the Fair Market Value on the date of such Restricted Payment of the asset(s) proposed to be transferred by Alderwoods or such Restricted Subsidiary, as the case may be, pursuant to such Restricted Payment), (A) no Default or Event of Default shall have occurred and be continuing, (B) immediately prior to and after giving effect to such Restricted Payment, Alderwoods would be able to incur $1.00 of additional Indebtedness pursuant to Section 4.07 (other than Permitted Indebtedness), and (C) the aggregate amount of all Restricted Payments declared or made from and after the Measurement Date would not exceed the sum of (1) 50% of the aggregate Consolidated Net Income of Alderwoods accrued on a cumulative basis during the period beginning on the Measurement Date and ending on the last day of the fiscal quarter of Alderwoods immediately preceding the date of such proposed Restricted Payment, which period shall be treated as a single accounting period (or, if such aggregate cumulative Consolidated Net Income of Alderwoods for such period shall be a deficit, minus 100% of such deficit) PLUS (2) the aggregate Net Cash Proceeds received by Alderwoods either from the issuance or sale of Capital Stock (excluding Redeemable Capital Stock, but including Capital Stock issued upon the conversion of convertible Indebtedness or from the exercise of options, warrants or rights to purchase Capital Stock (other than Redeemable Capital Stock)) of Alderwoods to any Person (other than to Alderwoods or a Restricted Subsidiary) after the Measurement Date PLUS (3) in the case of the disposition or repayment of any Investment constituting a Restricted Payment made after the Measurement Date (excluding any Investment described in clause (v) of the following paragraph), an amount equal to the lesser of the return of capital with respect to such Investment and the cost of such Investment less, in either case, the cost of the disposition of such Investment PLUS (4) $10,000,000. For purposes of the preceding clause
     (C)(2), the value of the aggregate net proceeds received by Alderwoods upon the issuance of Capital Stock upon the conversion of convertible Indebtedness or upon the exercise of options, warrants or rights will be the net cash proceeds received upon the issuance of such Indebtedness, options, warrants or rights plus the incremental cash amount received by Alderwoods upon the conversion or exercise thereof.

     None of the foregoing provisions will prohibit:

               (i) the payment of any dividend within 60 days after the date of its declaration, if at the date of declaration such payment would be permitted by the foregoing paragraph;

               (ii) so long as no Default or Event of Default shall have occurred and be continuing, the redemption, repurchase or other acquisition or retirement of any shares of any class of Capital Stock of Alderwoods or any Restricted Subsidiary in exchange for, or out of the net cash proceeds of, a substantially concurrent (x) capital contribution to Alderwoods from any Person (other than a Restricted Subsidiary) or (y) issue and sale of other shares of Capital Stock (other than Redeemable Capital Stock) of Alderwoods to any Person (other than to a Restricted Subsidiary) provided such Capital Stock shall be excluded from the calculation under clause (C)(2) above;

               (iii) so long as no Default or Event of Default shall have occurred and be continuing, any redemption, repurchase or other acquisition or retirement of Indebtedness that is subordinate or junior in right of payment to the Subordinated Notes by exchange for, or out of the net cash proceeds of, a substantially concurrent (x) capital contribution to Alderwoods from any Person (other than a Restricted Subsidiary) or (y) issue and sale of (1) Capital Stock (other than Redeemable Capital Stock) of Alderwoods to any Person (other than a Restricted Subsidiary), PROVIDED, HOWEVER, that the amount of any such net proceeds that are utilized for any such redemption, repurchase or other acquisition or retirement shall be excluded from clause (C)(2) of the preceding paragraph, or (2) Indebtedness of Alderwoods issued to any Person (other than a Restricted Subsidiary), so long as such Indebtedness is Indebtedness that is subordinate or junior in right of payment to the Subordinated Notes in the same manner and at least to the same extent as the Indebtedness so purchased, exchanged, redeemed, acquired or retired;

               (iv) so long as no Default or Event of Default shall have occurred and be continuing, any redemption, repurchase or other acquisition or retirement of Pari Passu Indebtedness by exchange for, or out of the net cash proceeds of, a substantially concurrent (x) capital contribution to Alderwoods from any Person (other than a Restricted Subsidiary) or (y) issue and sale of (1) Capital Stock (other than Redeemable Capital Stock) of Alderwoods to any Person (other than a Restricted Subsidiary); PROVIDED, HOWEVER, that the amount of any such net proceeds that are utilized for any such redemption, repurchase or other acquisition or retirement shall be excluded from clause (C)(2) of the preceding paragraph; or (2) Indebtedness of Alderwoods issued to any Person (other than a Restricted Subsidiary), so long as such Indebtedness is Pari Passu Indebtedness or Indebtedness that is subordinate or junior in right of payment to the Subordinated Notes in the same manner and at least to the same extent as the Indebtedness so purchased, exchanged, redeemed, acquired or retired; PROVIDED, FURTHER, nothing contained in this Indenture shall limit or restrict the right of Alderwoods and/or its Subsidiaries to make any principal payment on, or purchase, defease, redeem, Refinance or otherwise retire for value, prior to any scheduled maturity, scheduled payment or other Stated Maturity, any Indebtedness in respect of the Exit Facility;

               (v) Investments constituting Restricted Payments made as a result of the receipt of consideration that consists of cash or Cash Equivalents from any Asset Sale;

               (vi) Investments constituting Restricted Payments that are permitted by subparagraphs (v) and (vi) of the proviso to Section 4.13; or

               (vii)  the Restructuring Transactions.

     In computing the amount of Restricted Payments previously made for purposes of clause (C) of the first full paragraph of this Section 4.08, Restricted Payments made under the preceding clauses (v) and (vi) shall be included and those under clauses (i), (ii), (iii), (iv) and (vii) shall not be so included.

SECTION 4.09   LIMITATION ON ISSUANCES AND SALE OF STOCK BY RESTRICTED
               SUBSIDIARIES.

          (a) Alderwoods (i) will not permit any of its Restricted Subsidiaries to issue any Preferred Stock (other than Preferred Stock issued to Alderwoods or a Restricted Subsidiary of Alderwoods), and (ii) will not permit any Person to own any Preferred Stock of any Restricted Subsidiary (other than (i) Preferred Stock owned by Alderwoods or a Subsidiary Guarantor of Alderwoods or (ii) Preferred Stock of any Person issued prior to such Person becoming a Restricted Subsidiary not issued in contemplation of such event); PROVIDED, HOWEVER, that this covenant shall not prohibit the issuance and sale of (x) all, but not less than all, of the issued and outstanding Capital Stock of any Restricted Subsidiary owned by Alderwoods or any of its Restricted Subsidiaries in compliance with the other provisions of this Indenture or (y) directors' qualifying shares or investments by foreign nationals mandated by applicable law.

          (b) Alderwoods will not, or permit any Restricted Subsidiary to, transfer, convey, sell or dispose of any Capital Stock of any Restricted Subsidiary (other than (i) sales, for valid business reasons, of non-voting equity comprising up to 40% of the Capital Stock of any Restricted Subsidiary to operators of funeral homes and/or cemeteries and (ii) with respect to DSP General Partner, Inc., a Texas corporation, Directors Succession Planning, Inc., a California corporation, Rose Hills Holding Corp., a Delaware corporation, any Subsidiary of any such Person, and any successors to any of the foregoing, or (iii) to Alderwoods or a Subsidiary Guarantor or, with respect to Capital Stock owned by a Restricted Subsidiary that is not a Subsidiary Guarantor, to another such Restricted Subsidiary) unless such transaction complies with Section 4.12 hereof.

          (c) Alderwoods will not permit any Restricted Subsidiary (other than DSP General Partner, Inc., a Texas corporation, Directors Succession Planning, Inc., a California corporation, Rose Hills Holding Corp., a Delaware corporation, any Subsidiary of any such Person, and any successors to any of the foregoing) to issue any of its Equity Interests (other than
     (i) to Alderwoods or one of its Restricted Subsidiaries or (ii) issuances, for valid business reasons, of non-voting equity comprising up to 40% of the Capital Stock of any Restricted Subsidiary to operators of funeral homes and/or cemeteries) unless such transaction complies with Section 4.12 hereof.

SECTION 4.10   LIMITATION ON LIENS.

     Alderwoods will not, and will not permit any of its Restricted Subsidiaries to, create, incur, assume or suffer to exist any Liens (other than (a) Liens existing as of the Measurement Date, (b) Liens securing the Exit Facility or the Five-Year Notes or pursuant to Sections 7.08 or 8.02 of each of the Two-Year Indenture, the

Five-Year Indenture, the Seven-Year Indenture or this Indenture,
(c) Liens in favor of Alderwoods or any Restricted Subsidiary, (d) Liens securing Indebtedness that is incurred to refinance Indebtedness that has been secured by a Lien permitted under the provisions of this Indenture and that has been incurred in accordance with the provisions of the Indenture; PROVIDED, HOWEVER, that such Liens do not extend to or cover any property or assets of Alderwoods or any of its Restricted Subsidiaries not securing the Indebtedness so refinanced, and (e) Permitted Liens) of any kind against or upon any of its property or assets, or any proceeds therefrom where the aggregate amount of Indebtedness secured by any such Liens exceeds $50,000,000.

SECTION 4.11   CHANGE OF CONTROL.

     Upon the occurrence of a Change of Control, Alderwoods will make an offer to purchase (a "CHANGE OF CONTROL OFFER"), and shall purchase, on a Business Day (the "CHANGE OF CONTROL PURCHASE DATE") not more than 60 nor less than 30 days following the occurrence of the Change of Control, all of the then outstanding Subordinated Notes properly tendered and not withdrawn at a purchase price (the "CHANGE OF CONTROL PURCHASE PRICE") equal to 100% of their principal amount plus accrued and unpaid interest. The Change of Control Offer is required to remain open for at least 20 Business Days and until the close of business on the Change of Control Purchase Date.

     Notice of a Change of Control Offer shall be mailed by Alderwoods not later than the 30th day after the date of occurrence of the Change of Control to the Holders of Subordinated Notes at their last registered addresses with a copy to the Trustee and the Paying Agent. The Change of Control Offer shall remain open from the time of mailing for at least 20 Business Days and until 5:00 p.m., New York City time, three Business Days prior to the Change of Control Purchase Date. The notice, which shall govern the terms of the Change of Control Offer, shall include such disclosures as are required by law and shall state:

          (a)  that the Change of Control Offer is being made pursuant to this
     Section 4.11 and that all Subordinated Notes validly tendered into the Change of Control Offer and not withdrawn will be accepted for payment;

          (b) the purchase price (including the amount of accrued interest, if any) for each Subordinated Note, the Change of Control Purchase Date and the date on which the Change of Control Offer expires;

          (c) that any Subordinated Note not tendered for payment will continue to accrue interest in accordance with the terms thereof;

          (d) that, unless Alderwoods defaults in the payment of the purchase price, any Subordinated Note accepted for payment pursuant to the Change of Control Offer shall cease to accrue interest after the Change of Control Purchase Date;

          (e) that Holders electing to have Subordinated Notes purchased pursuant to a Change of Control Offer must surrender their Subordinated Notes to the Paying Agent at the address specified in the notice prior to 5:00 p.m., New York City time, three Business Days prior to the Change of Control Purchase Date and must complete any form of letter of transmittal proposed by Alderwoods and reasonably acceptable to the Trustee and the Paying Agent;

          (f) that Holders of Subordinated Notes will be entitled to withdraw their election if the Paying Agent receives, not later than 5:00 p.m., New York City time, one Business Day prior to the Change of Control Purchase Date, a facsimile transmission or letter setting forth the name of the Holder, the principal amount of Subordinated Notes the Holder delivered for purchase, the Subordinated Note certificate number (if any) and a statement that such Holder is withdrawing its election to have such Subordinated Notes purchased;

          (g) that Holders whose Subordinated Notes are purchased only in part will be issued Subordinated Notes equal in principal amount to the unpurchased portion of the Subordinated Notes surrendered;

          (h) the instructions that Holders must follow in order to tender their Subordinated Notes; and

          (i) such other information concerning Alderwoods and the Change of Control offer as Alderwoods reasonably determines is appropriate.

     Alderwoods shall comply with the requirements of Rule 14e-1 under the Exchange Act and any other securities laws and regulations thereunder to the extent such laws and regulations are applicable in connection with the repurchase of Subordinated Notes as a result of a Change of Control.

     On the Change of Control Purchase Date, Alderwoods shall (i) accept for payment Subordinated Notes or portions thereof validly tendered pursuant to the Change of Control Offer, (ii) deposit with the Paying Agent money, in immediately available funds, sufficient to pay the purchase price of all Subordinated Notes or portions thereof so tendered and accepted, and (iii) deliver to the Trustee the Subordinated Notes so accepted together with an Officers' Certificate setting forth the Subordinated Notes or portions thereof tendered to and accepted for payment by Alderwoods. The Paying Agent shall promptly mail or deliver to the Holders of Subordinated Notes so accepted payment in an amount equal to the purchase price, and the Trustee shall promptly authenticate and mail or deliver to such Holders a new Subordinated Note equal in principal amount to any unpurchased portion of the Subordinated Note surrendered. Any Subordinated Notes not so accepted shall be promptly mailed or delivered by Alderwoods to the Holder thereof.

     Alderwoods will publicly announce the results of the Change of Control Offer not later than the first Business Day following the Change of Control Purchase Date.

     If a Change of Control occurs and Alderwoods fails to pay the Change of Control Purchase Price for all Subordinated Notes properly tendered and not withdrawn, Alderwoods will be obliged to purchase all such Subordinated Notes at the Change of Control Purchase Price on the Change of Control Purchase Date in compliance with the requirements applicable to a Change of Control Offer made by Alderwoods. Alderwoods shall not be required to make a Change of Control Offer upon a Change of Control if a third party makes the Change of Control Offer in a manner, at the times and otherwise in compliance with the requirements applicable to a Change of Control Offer made by Alderwoods and purchases all Subordinated Notes validly tendered and not withdrawn under such Change of Control Offer. Alderwoods will comply, to the extent applicable, with the requirements of Section 14(e) of the Exchange Act, and any other securities laws or regulations in connection with the repurchase of Subordinated Notes pursuant to a Change of Control Offer.

SECTION 4.12   DISPOSITION OF PROCEEDS OF ASSET SALES.

          (a) Alderwoods will not, and will not permit any of its Restricted Subsidiaries (other than Rose Hills Holding Corp., a Delaware corporation, or any Subsidiary thereof) to, make any Asset Sale unless (i) Alderwoods or such Restricted Subsidiary, as the case may be, receives consideration at the time of such Asset Sale at least equal to the Fair Market Value of the shares or assets sold or otherwise disposed of and (ii) except with respect to assets listed on Schedule 4.12 hereto, at least 75% of such consideration consists of cash or Cash Equivalents. To the extent the Net Cash Proceeds of any Asset Sale are not required to be applied to repay, and permanently reduce the commitments under, the Exit Facility (as required by the terms thereof) or are applied to payment of Two-Year Notes, Five-Year Notes, Seven-Year Notes or Subordinated Notes (or with respect to assets of Rose Hills Holding Corp., a Delaware corporation, or any of its Subsidiaries, to repay Indebtedness under the Rose Hills Credit Agreement or the Rose Hills Indenture), Alderwoods or such Restricted Subsidiary, as the case may be, may, within 270 days of such Asset Sale, apply such Net Cash Proceeds to an investment in properties and assets that replace the properties and assets that were the subject of such Asset Sale or in properties and assets that will be used in the business of Alderwoods and its Restricted Subsidiaries as existing on the Measurement Date or in businesses reasonably related thereto ("REPLACEMENT ASSETS"). Any Net Cash Proceeds from any Asset Sale that are neither used to repay, and permanently reduce the commitments under, the Exit Facility or Two-Year Notes, Five-Year Notes, Seven-Year Notes or Subordinated Notes (or with respect to assets of Rose Hills Holding Corp., a Delaware corporation, or any of its Subsidiaries, to repay Indebtedness under the Rose Hills Credit Agreement or the Rose Hills Indenture) nor invested in Replacement Assets within the 270-day period described above exceeding, in the aggregate, $10,000,000 in any fiscal year of Alderwoods constitute "EXCESS PROCEEDS" subject to disposition as provided below.

          (b) When the aggregate amount of Excess Proceeds equals or exceeds $10,000,000, Alderwoods shall make an offer to purchase (an "ASSET SALE OFFER"), from all holders of Subordinated Notes, not more than 40 Business Days thereafter, an aggregate principal amount of Subordinated Notes equal to such Excess Proceeds, at a price in cash equal to 100% of the outstanding principal amount thereof plus accrued and unpaid interest, if any, to the purchase date (the "ASSET SALE OFFER PRICE").

          (c) Notice of an Asset Sale Offer shall be mailed by Alderwoods to all Holders of Subordinated Notes not less than 20 Business Days nor more than 40 Business Days before the date on which Alderwoods intends to consummate the Asset Sale Offer ("ASSET SALE PURCHASE DATE") at their last registered address with a copy to the Trustee and the Paying Agent. The Asset Sale Offer shall remain open from the time of mailing for at least 20 Business Days and until at least 5:00 p.m., New York City time, three Business Days prior to the Asset Sale Purchase Date. The notice, which shall govern the terms of the Asset Sale Offer, shall include such disclosures as are required by law and shall state:

               (i)  that the Asset Sale Offer is being made pursuant to this
          Section 4.12;

               (ii) the Asset Sale Offer Price (including the amount of accrued interest, if any) for each Subordinated Note, the Asset Sale Purchase Date and the date on which the Asset Sale Offer expires;

               (iii) that any Subordinated Note not tendered or accepted for payment will continue to accrue interest in accordance with the terms thereof;

               (iv) that, unless Alderwoods defaults in the payment of the Asset Sale Offer Price, any Subordinated Note accepted for payment pursuant to the Asset Sale Offer shall cease to accrue interest after the Asset Sale Purchase Date;

               (v) that Holders electing to have Subordinated Notes purchased pursuant to an Asset Sale Offer must surrender their Subordinated Notes to the Paying Agent at the address specified in the notice prior to 5:00 p.m., New York City time, three Business Days prior to the Asset Sale Purchase Date and must complete any form of letter of transmittal proposed by Alderwoods and reasonably acceptable to the Trustee and the Paying Agent;

               (vi) that Holders will be entitled to withdraw their election if the Paying Agent receives, not later than 5:00 p.m., New York City time, one Business Day prior to the Asset Sale Purchase Date, a facsimile transmission or letter setting forth the name of the Holder, the principal amount of Subordinated Notes the

          Holder delivered for purchase, the Subordinated Note certificate number (if any) and a statement that such Holder is withdrawing its election to have such Subordinated Notes purchased;

               (vii) that if Subordinated Notes in a principal amount in excess of the Holder's pro rata share of the amount of Excess Proceeds are tendered pursuant to the Asset Sale Offer, Alderwoods shall purchase Subordinated Notes on a pro rata basis among the Subordinated Notes tendered (with such adjustments as may be deemed appropriate by Alderwoods so that only Subordinated Notes in denominations of $100 or integral multiples of $100 shall be acquired);

               (viii) that Holders whose Subordinated Notes are purchased only in part will be issued new Subordinated Notes equal in principal amount to the unpurchased portion of the Subordinated Notes surrendered;

               (ix) the instructions that Holders must follow in order to tender their Subordinated Notes; and

               (x) such other information concerning Alderwoods and the Asset Sale Offer as Alderwoods reasonably determines is appropriate.

          Alderwoods shall comply with the requirements under the Exchange Act and any other securities laws and regulations thereunder to the extent such laws and regulations are applicable in connection with any Asset Sales and Asset Sale Offers.

          (d) On the Asset Sale Purchase Date, Alderwoods shall (i) accept for payment, on a pro rata basis, Subordinated Notes or portions thereof tendered pursuant to the Asset Sale Offer, (ii) deposit with the Paying Agent money, in immediately available funds, in an amount sufficient to pay the Asset Sale Offer Price of all Subordinated Notes or portions thereof so tendered and accepted and (iii) deliver to the Trustee the Subordinated Notes so accepted together with an Officers' Certificate setting forth the Subordinated Notes or portions thereof tendered to and accepted for payment by Alderwoods. The Paying Agent shall promptly mail or deliver to Holders of Subordinated Notes so accepted payment in an amount equal to the Asset Sale Offer Price, and the Trustee shall promptly authenticate and mail or deliver to such Holders a new Subordinated Note equal in principal amount to any unpurchased portion of the Subordinated Note surrendered. Any Subordinated Notes not so accepted shall be promptly mailed or delivered by Alderwoods to the Holder thereof.

          (e) Alderwoods will publicly announce the results of the Asset Sale Offer not later than the second Business Day following the Asset Sale Purchase Date. To the extent that the aggregate principal amount of Subordinated Notes tendered pursuant to an Asset Sale Offer is less than the Excess Proceeds, Alderwoods may use such deficiency for general corporate purposes. Upon completion of such Asset Sale Offer, the amount of Excess Proceeds shall be reset to zero. For purposes of this Section 4.12, the Trustee shall act as Paying Agent.

          (f) Alderwoods will comply, to the extent applicable, with the requirements of Section 14(e) of the Exchange Act and any other securities laws or regulations in connection with the repurchase of Subordinated Notes pursuant to the Asset Sale Offer.

SECTION 4.13   LIMITATION ON TRANSACTIONS WITH INTERESTED PERSONS.

     Alderwoods will not, and will not permit any of its Restricted Subsidiaries to, directly or indirectly, enter into or suffer to exist any transaction or series of related transactions (including, without limitation, the sale, transfer, disposition, purchase, exchange or lease of assets, property or services) with, or for the benefit of, any Affiliate of Alderwoods or any "BENEFICIAL OWNER" (as defined in Rules 13d-3 and 13d-5 under the Exchange Act) of 5% or more of the Common Stock of Alderwoods at any time outstanding ("INTERESTED PERSONS"), unless (a) such transaction or series of related transactions are on terms that are no less favorable to Alderwoods or such Restricted Subsidiary, as the case may be, than those that could have been obtained in a comparable transaction at such time from Persons who are not Affiliates of Alderwoods or Interested Persons, and (b) with respect to a transaction or series of transactions involving aggregate payments or value equal to or greater than $25,000,000, Alderwoods has obtained a written opinion from an Independent Financial Advisor stating that the terms of such transaction or series of transactions are fair to Alderwoods or its Restricted Subsidiary, as the case may be, from a financial point of view; PROVIDED, HOWEVER, that this covenant will not restrict Alderwoods or any Restricted Subsidiary from (i) paying dividends in respect of its Capital Stock permitted under Section 4.08, (ii) paying reasonable and customary fees to directors of Alderwoods or any Restricted Subsidiary who are not otherwise employees of Alderwoods or any Restricted Subsidiary, (iii) entering into transactions with its Restricted Subsidiaries or permitting its Restricted Subsidiaries from entering into transactions with Alderwoods or other Restricted Subsidiaries of Alderwoods, (iv) creating employee stock ownership plans or similar benefit plans, (v) making loans or advances to officers, employees or consultants of Alderwoods or any of its Restricted Subsidiaries for travel and moving expenses in the ordinary course of business for bona fide business purposes of Alderwoods or any of its Restricted Subsidiaries, (vi) making other loans or advances to officers, employees or consultants of Alderwoods or any of its Restricted Subsidiaries in the ordinary course of business for bona fide business purposes of Alderwoods or any of its Restricted Subsidiaries not in excess of $5,000,000 in the aggregate at any one time outstanding, (vii) making payments to officers or employees of Alderwoods or any of its Restricted Subsidiaries pursuant to obligations undertaken, at a time when such Persons were not officers or employees of Alderwoods or any of its Restricted Subsidiaries, in connection with arms' length Asset Acquisitions, (viii) purchase or redemption of Two-Year Notes, Five-Year Notes or Seven-Year Notes at their Fair Market Value, or (ix) engaging in the Restructuring Transactions.

SECTION 4.14 LIMITATION ON DIVIDENDS AND OTHER PAYMENT RESTRICTIONS AFFECTING SUBSIDIARIES.

     Alderwoods will not, and will not permit any of its Restricted Subsidiaries (other than Rose Hills Holding Corp., a Delaware corporation, or any Subsidiary thereof, pursuant to the Rose Hills Credit Agreement or the Rose Hills Indenture) to, directly or indirectly, create or otherwise cause or suffer to exist or become effective any encumbrance or restriction on the ability of any Restricted Subsidiary to (a) other than with respect to non-Wholly Owned Subsidiaries organized under the laws of a province of Canada, pay dividends, in cash or otherwise, or make any other distributions on or in respect of its Capital Stock or any other interest or participation in, or measured by, its profits, (b) pay any Indebtedness owed to Alderwoods or any other Restricted Subsidiary, (c) make loans or advances to, or any Investment in, Alderwoods or any other Restricted Subsidiary, (d) other than with respect to DSP General Partner, Inc., a Texas corporation, Directors Succession Planning, Inc., a California corporation, any Subsidiary of either such Person, or any successor thereto, transfer any of its properties or assets to Alderwoods or any other Restricted Subsidiary, or (e) guarantee any Indebtedness of Alderwoods or any other Restricted Subsidiary, except for such encumbrances or restrictions existing under or by reason of (i) applicable law or regulations, (ii) customary non-assignment provisions of any contract or any lease governing a leasehold interest of Alderwoods or any Restricted Subsidiary, (iii) customary restrictions on transfers of property subject to a Lien permitted under the provisions of this Indenture which could not materially adversely affect Alderwoods' ability to satisfy its obligations under the provisions of this Indenture and the Subordinated Notes, (iv) any agreement or other instrument of a Person acquired by Alderwoods or any Restricted Subsidiary (or a Restricted Subsidiary of such Person) in existence at the time of such acquisition (but not created in contemplation thereof), which encumbrance or restriction is not applicable to any Person, or the properties or assets of any Person, other than the Person, or the properties or assets of the Person, so acquired, (v) provisions contained in any agreement or instrument relating to Indebtedness that prohibit the transfer of all or substantially all of the assets of the obligor thereunder unless the transferee shall assume the obligations of the obligor under such agreement or instrument, and (vi) encumbrances and restrictions under Indebtedness in effect on the Measurement Date (including under the Exit Facility, the Two-Year Notes, the Five-Year Notes and the Seven-Year Notes) or encumbrances and restrictions in permitted refinancings or replacements thereof which are no less favorable to the holders of the Subordinated Notes than those contained in the Indebtedness so refinanced or replaced.

SECTION 4.15   FUTURE GUARANTORS.

     Alderwoods shall cause each (i) Restricted Subsidiary of Alderwoods organized under the laws of any state or commonwealth of the United States (other than Excluded Subsidiaries) that Guarantees any Indebtedness of Alderwoods or any other Restricted Subsidiary and (ii) newly formed Restricted Subsidiary of Alderwoods that is a Wholly Owned Subsidiary organized under the laws of any state or commonwealth of the United States (other than Excluded Subsidiaries) to at the same time execute and deliver to the Trustee a Guarantee Agreement pursuant to which such Restricted Subsidiary will Guarantee payment of the Subordinated Notes on the same terms and conditions as those set forth in
Article 12 of this Indenture.

SECTION 4.16   [INTENTIONALLY OMITTED]

SECTION 4.17   COMMISSION REPORTS.

     Alderwoods shall file with the Commission, or if not permitted or required to so file will deliver to the Trustee, the annual reports, quarterly reports and the information, documents and other reports required to be filed with the Commission pursuant to Sections 13 and 15 of the Exchange Act, whether or not Alderwoods has a class of securities registered under the Exchange Act. In accordance with the provisions of TIA Section 314(a), Alderwoods shall file with the Trustee and provide to each Holder, within 15 days after it files them with the Commission (or if such filing is not permitted under the Exchange Act, 15 days after Alderwoods would have been required to make such filing), copies of such reports. Alderwoods also shall comply with the other provisions of TIA
Section 314(a). In addition, Alderwoods shall cause its annual reports to stockholders and any quarterly or other financial reports furnished by it to stockholders generally to be filed with the Trustee and mailed no later than the date such materials are mailed or made available to Alderwoods' stockholders, to the Holders at their addresses as set forth in the register of securities maintained by the Registrar.

SECTION 4.18   RULE 144A INFORMATION REQUIREMENT.

     If at any time Alderwoods is no longer subject to the reporting requirements of the Exchange Act, it will furnish to the Holders or beneficial holders of the Subordinated Notes and prospective purchasers of the Subordinated Notes designated by the holders of the Subordinated Notes, upon their request, any information required to be delivered pursuant to Rule 144A(d)(4) under the Securities Act.

SECTION 4.19   WAIVER OF STAY, EXTENSION OR USURY LAWS.

     Alderwoods covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law or any usury law or other law that would prohibit or forgive Alderwoods from paying all or any portion of the principal of, premium, if any, or interest on the Subordinated Notes as contemplated herein, wherever enacted, now or at any time hereafter in force, or that may affect the covenants or the performance of this Indenture; and (to the extent that it may lawfully do so) Alderwoods hereby expressly waives all benefit or advantage of any such law, and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

                                   ARTICLE 5

                              SUCCESSOR CORPORATION

SECTION 5.01   WHEN ALDERWOODS MAY MERGE, ETC.

          (a) Other than pursuant to the Restructuring Transactions, Alderwoods will not, in any transaction or series of transactions, merge or consolidate with or into, or sell, assign, convey, transfer, lease or otherwise dispose of all or substantially all of its properties and assets as an entirety to, any Person or Persons, and Alderwoods will not permit any of its Restricted Subsidiaries to enter into any such transaction or series of transactions if such transaction or series of transactions, in the aggregate, would result in a sale, assignment, conveyance, transfer, lease or other disposition of all or substantially all of the properties and assets of Alderwoods and its Restricted Subsidiaries, taken as a whole, to any other Person or Persons, unless at the time of and after giving effect thereto:

               (i) either (A) if the transaction or series of transactions is a merger or consolidation, Alderwoods or the Restricted Subsidiary, as the case may be, shall be the surviving Person of such merger or consolidation, or (B) the Person formed by such consolidation or into which Alderwoods is merged or to which the properties and assets of Alderwoods are transferred (any such surviving Person or transferee Person being the "SURVIVING ENTITY") shall be a corporation organized and existing under the laws of the United States of America, any state thereof, or the District of Columbia and shall expressly assume by a supplemental indenture executed and delivered to the Trustee, in form reasonably satisfactory to the Trustee, the due and punctual payment of the principal of, premium, if any, and interest on all the Subordinated Notes and the performance and observance of every covenant and obligation of this Indenture and the Subordinated Notes on the part of Alderwoods, to be performed or observed and, in each case, this Indenture shall remain in full force and effect;

               (ii) immediately before and immediately after giving effect to such transaction or series of transactions on a pro forma basis (including, without limitation, any Indebtedness incurred or anticipated to be incurred in connection with or in respect of such transaction or series of transactions), no Default or Event of Default shall have occurred and be continuing and Alderwoods or the Surviving Entity, as the case may be, after giving effect to such transaction or series of transactions on a pro forma basis (including, without limitation, any Indebtedness incurred or anticipated to be incurred in connection with or in respect of such transaction or series of transactions), could incur $1.00 of additional Indebtedness other than Permitted Indebtedness pursuant to Section 4.07 (assuming a market rate of interest with respect to such additional Indebtedness);

               (iii) immediately after giving effect to such transaction or series of transactions on a pro forma basis (including, without limitation, any Indebtedness incurred or anticipated to be incurred in connection with or in respect of such transaction or series of transactions), the Consolidated Net Worth of Alderwoods or the Surviving Entity, as the case may be, is at least equal to the Consolidated Net Worth of Alderwoods immediately before such transaction or series of transactions; and

               (iv) Alderwoods or the Surviving Entity, as the case may be, shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each in form and substance reasonably satisfactory to the Trustee, each stating that such consolidation, merger, sale, assignment, conveyance, transfer, lease or other disposition and, if a supplemental indenture is required in connection with such transaction or series of transactions, such supplemental indenture, complies with this Indenture and that all conditions precedent herein provided for relating to such transaction or series of transactions have been complied with; PROVIDED, HOWEVER, that solely for purposes of computing amounts described in subclause (C) of Section 4.08, any such successor Person shall only be deemed to have succeeded to and be substituted for Alderwoods with respect to periods subsequent to the effective time of such merger, consolidation or transfer of assets.

          (b) Alderwoods shall not permit any Subsidiary Guarantor to consolidate with or merge with or into, or convey, transfer or lease, in one transaction or a series of transactions, all or substantially all of its assets to any Person other than Alderwoods or another Subsidiary Guarantor or pursuant to the Restructuring Transactions unless:

               (i) except in the case of a Subsidiary Guarantor that has been disposed of in its entirety to another Person (other than to Alderwoods or an Affiliate of Alderwoods), whether through a merger, consolidation or sale of Capital Stock or assets, if in connection therewith Alderwoods provides an Officers' Certificate to the Trustee to the effect that Alderwoods will comply with its obligations under
          Section 4.12 in respect of such disposition, the resulting, surviving or transferee Person (if not such Subsidiary) shall be a Person organized and existing under the laws of the jurisdiction under which such Subsidiary was organized or under the laws of the United States of America, or any state thereof or the District of Columbia, and such Person shall expressly assume, by a Guarantee Agreement, in a form satisfactory to the Trustee, all the obligations of such Subsidiary, if any, under its Subsidiary Guarantee;

               (ii) immediately after giving effect to such transaction or transactions on a pro forma basis (and treating any Indebtedness that becomes an obligation of the resulting, surviving or transferee

          Person as a result of such transaction as having been issued by such Person at the time of such transaction), no Default shall have occurred and be continuing; and

               (iii) Alderwoods delivers to the Trustee an Officers' Certificate stating that such consolidation, merger or transfer and such Guarantee Agreement, if any, complies with this Indenture.

SECTION 5.02   SUCCESSOR SUBSTITUTED.

     Upon any consolidation or merger, or any sale, assignment, conveyance, transfer, lease or disposition of all or substantially all of the properties and assets of Alderwoods in accordance with Section 5.01 hereof, the successor Person or Persons formed by such consolidation or into which Alderwoods is merged or the successor Person to which such sale, assignment, conveyance, transfer, lease or other disposition is made, shall succeed to, and be substituted for, and may exercise every right and power of, Alderwoods under this Indenture and the Subordinated Notes with the same effect as if such successor had been named as Alderwoods herein; PROVIDED, HOWEVER, that solely for purposes of computing amounts described in subclause (C) of Section 4.08, any such successor Person shall only be deemed to have succeeded to and be substituted for Alderwoods with respect to periods subsequent to the effective time of such merger, consolidation or transfer of assets.

                                    ARTICLE 6

                                    REMEDIES

SECTION 6.01   EVENTS OF DEFAULT.

     An "EVENT OF DEFAULT" with respect to the Subordinated Notes means any of the following events:

          (a) default in the payment of the principal of or premium, if any, on any Subordinated Note when the same becomes due and payable (upon Stated Maturity, acceleration, redemption, required purchase, scheduled principal payment or otherwise);

          (b) default in the payment of an installment of interest on any Subordinated Note, when the same becomes due and payable, and any such Default continues for a period of 30 days;

          (c) failure to perform or observe any material term, covenant or agreement contained in Sections 4.11, 4.12 or 5.01;

          (d) failure to perform or observe any other term, covenant or agreement contained in the Subordinated Notes or pursuant to the provisions of this Indenture (other than Defaults specified in clause (a), (b), or (c) above) and such Default continues for a period of 30 days after written notice of such Default requiring Alderwoods to remedy the same shall have been given (i) to Alderwoods by the Trustee or (ii) to Alderwoods and the Trustee by Holders of at least 25% in aggregate principal amount of the Subordinated Notes then outstanding;

          (e) one or more judgments, orders or decrees of any court or regulatory or administrative agency of competent jurisdiction for the payment of money in excess of $25,000,000, either individually or in the aggregate, shall be entered against Alderwoods or any Restricted Subsidiary or any of their respective properties and shall not be discharged or bonded against or stayed and there shall have been a period of 60 days after the date on which any period for appeal has expired and during which a stay of enforcement of such judgment, order or decree, shall not be in effect;

          (f) default under any Indebtedness under which Alderwoods or any Restricted Subsidiary then has outstanding in excess of $25,000,000 that continues beyond any applicable grace period set forth in the documentation governing such Indebtedness and either (x) such default arises from Alderwoods' or a Restricted Subsidiary's failure to pay when due principal of or interest on any such Indebtedness or (y) such Indebtedness is due and payable in full or such default has resulted in the acceleration of the maturity of such Indebtedness;

          (g) Alderwoods or any Significant Subsidiary of Alderwoods pursuant to or under or within the meaning of any Bankruptcy Law:

                    (1)  commences a voluntary case or proceeding;

                    (2) consents to the entry of an order for relief against it in an involuntary case or proceeding;

                    (3) consents to the appointment of a Custodian of it or for all or substantially all of its property;

                    (4) makes a general assignment for the benefit of its creditors; or

                    (5) shall generally not pay its debts when such debts become due or shall admit in writing its inability to pay its debts generally; or

                    (6) takes any corporate action to authorize or effect any of the foregoing;

          (h) a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that:

                    (1) is for relief against Alderwoods or any Significant Subsidiary of Alderwoods in an involuntary case or proceeding,

                    (2) appoints a Custodian of Alderwoods or any Significant Subsidiary of Alderwoods for all or substantially all of its properties, or

                    (3) orders the liquidation of Alderwoods or any Significant Subsidiary of Alderwoods, and in each case the order or decree remains unstayed and in effect for 60 days; or

          (i) actual invalidity (or the assertion thereof by Alderwoods or any Subsidiary) of any Subsidiary Guarantee resulting from acts or omissions of Alderwoods, other than in accordance with the terms hereof or thereof.

     Subject to the provisions of Sections 7.01 and 7.02, the Trustee shall not be charged with knowledge of any Default or Event of Default unless written notice thereof shall have been given to a Trust Officer at the Corporate Trust Office of the Trustee by Alderwoods, the Paying Agent, any Holder, any holder of Indebtedness of Alderwoods or any of their respective agents.

SECTION 6.02   ACCELERATION.

     If an Event of Default (other than as specified in Section 6.01(g) or 6.01(h) with respect to Alderwoods or any Significant Subsidiary) occurs and is continuing with respect to the Subordinated Notes, the Trustee, by written notice to Alderwoods, or the Holders of at least 25% in aggregate principal amount of the Subordinated Notes then outstanding, by written notice to the Trustee and Alderwoods, may declare the principal of, premium, if any, and accrued and unpaid interest, if any, on all of the Subordinated Notes to be due and payable immediately, upon which declaration, all amounts payable in respect of the Subordinated Notes shall be immediately due and payable. If an Event of Default specified in Section 6.01(g) or 6.01(h) occurs with respect to Alderwoods or any Significant Subsidiary and is continuing, then the principal of, premium, if any, and accrued and unpaid interest, if any, on all of the Subordinated Notes shall ipso facto become and be immediately due and payable without any declaration or other act on the part of the Trustee or any Holder of Subordinated Notes.

     After a declaration of acceleration hereunder with respect to the Subordinated Notes, but before a judgment or decree for payment of the money due has been obtained by the Trustee, the Holders of a majority in aggregate principal amount of the outstanding Subordinated Notes, by written notice to Alderwoods and the Trustee, may rescind such declaration if: (a) Alderwoods has paid or deposited with the Trustee a sum sufficient to pay (i) all amounts due the Trustee under Section
7.08 and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, (ii) all overdue interest on all Subordinated Notes, (iii) the principal of and premium, if any, on any Subordinated Notes that have become due otherwise than by such declaration of acceleration and interest thereon at the rate borne by the Subordinated Notes, and (iv) to the extent that payment of such interest is lawful, interest upon overdue interest and overdue principal that has become due otherwise than by such declaration of acceleration at the rate borne by the Subordinated Notes;
(b) the rescission would not conflict with any judgment or decree of a court of competent jurisdiction; and (c) all Events of Default, other than the non-payment of principal of, premium, if any, and interest on the Subordinated Notes that has become due solely by such declaration of acceleration, have been cured or waived as provided in Section 6.04.

     No such rescission shall affect any subsequent Default or Event of Default or impair any right subsequent therein.

SECTION 6.03   OTHER REMEDIES.

     If an Event of Default occurs and is continuing, the Trustee may pursue any available remedy by proceeding at law or in equity to collect the payment of principal of, premium, if any, or interest on the Subordinated Notes or to enforce the performance of any provision of the Subordinated Notes or this Indenture.

     All rights of action and claims under this Indenture or the Subordinated Notes may be enforced by the Trustee even if it does not possess any of the Subordinated Notes or does not produce any of them in the proceeding. A delay or omission by the Trustee or any Holder in exercising any right or remedy accruing upon an Event of Default shall not impair the right or remedy or constitute a waiver of or acquiescence in the Event of Default. No remedy is exclusive of any other remedy. All available remedies are cumulative to the extent permitted by law.

SECTION 6.04   WAIVER OF PAST DEFAULTS.

     Subject to the provisions of Section 6.07, 9.02 and 9.07, the Holders of not less than a majority in aggregate principal amount of the outstanding Subordinated Notes by notice to the Trustee may, on behalf of the Holders of all the Subordinated Notes, waive any existing Default or Event of Default and its consequences, except a Default or Event of Default specified in Section 6.01(a) or (b) or in respect of any provision hereof that cannot be modified or amended without the consent of the Holder so affected pursuant to Section 9.02. When a Default or Event of Default is so waived, it shall be deemed cured and shall cease to exist.

SECTION 6.05   CONTROL BY MAJORITY.

     The Holders of not less than a majority in aggregate principal amount of the outstanding Subordinated Notes shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee, PROVIDED, HOWEVER, that the Trustee may, with the advice of counsel, refuse to follow any direction (a) that conflicts with any rule of law or this Indenture, (b) that the Trustee determines in good faith would be unduly prejudicial to the rights of another Holder, or (c) that would expose the Trustee to personal liability unless the Trustee has been provided reasonable indemnity against any loss or expense caused by its following such direction; and PROVIDED, FURTHER, that the Trustee may take any other action deemed proper by the Trustee that is not inconsistent with such direction.

SECTION 6.06   LIMITATION ON SUITS.

     No Holder of any Subordinated Notes shall have any right to institute any proceeding or pursue any remedy with respect to this Indenture or the Subordinated Notes unless:

          (a) the Holder gives written notice to the Trustee of a continuing Event of Default;

          (b) the Holders of at least 25% in aggregate principal amount of the outstanding Subordinated Notes make a written request to the Trustee to pursue the remedy;

          (c) such Holder or Holders offer and, if requested, provide to the Trustee reasonable indemnity against any loss, liability or expense;

          (d) the Trustee does not comply with the request within 45 days after receipt of the request and the offer and, if requested, provision of indemnity; and

          (e) during such 45-day period the Holders of a majority in aggregate principal amount of the outstanding Subordinated Notes do not give the Trustee a direction which is inconsistent with the request.

     The foregoing limitations shall not apply to a suit instituted by a Holder for the enforcement of the payment of principal of, premium, if any, or accrued interest on, such Subordinated Note on or after the respective due dates set forth in such Subordinated Note.

     A Holder may not use this Indenture to prejudice the rights of any other Holders or to obtain priority or preference over such other Holders.

SECTION 6.07   RIGHT OF HOLDERS TO RECEIVE PAYMENT AND CONVERT SUBORDINATED
               NOTES.

     Notwithstanding any other provision in this Indenture but subject to the provisions of Article 13, the right of any Holder of a Subordinated Note to receive payment of the principal of, premium, if any, and interest on such Subordinated Note, on or after the respective Stated Maturities expressed in such Subordinated Note, to have such Holder's Subordinated Notes converted into Alderwoods Common Stock in accordance with the terms hereof, or to bring suit for the enforcement of any such payment on or after the respective Stated Maturities or conversion, is absolute and unconditional and shall not be impaired or affected without the consent of the Holder.

SECTION 6.08   COLLECTION SUIT BY TRUSTEE.

     If an Event of Default specified in clause (a) or (b) of Section 6.01 occurs and is continuing, the Trustee may recover judgment in its own name and as trustee of an express trust against Alderwoods or any other obligor on the Subordinated Notes for the whole amount of principal of, premium, if any, and accrued interest remaining unpaid, together with interest on overdue principal and, to the extent that payment of such interest is lawful, interest on overdue installments of interest, in each case at the rate per annum borne by the Subordinated Notes and such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

SECTION 6.09   TRUSTEE MAY FILE PROOFS OF CLAIMS.

     The Trustee may file such proofs of claim and other papers or documents as may be necessary or advisable to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and the Holders allowed in any judicial proceedings relative to Alderwoods (or any other obligor upon the Subordinated Notes), their creditors or their property and shall be entitled and empowered to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same, and any Custodian in any such judicial proceedings is hereby authorized by each Holder to make such payments to the Trustee and, if the Trustee consents to the making of such payments directly to the Holders, to pay to the Trustee any amount due to it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agent and counsel, and any other amounts due the Trustee under Section 7.08. Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Subordinated Notes or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding.

SECTION 6.10   PRIORITIES.

     If the Trustee collects any money pursuant to this Article 6, it shall pay out such money in the following order:

          First: to the Trustee for amounts due under Section 7.08;

          Second: to the Holders for interest accrued on the Subordinated Notes, ratably, without preference or priority of any kind, according to the amounts due and payable on the Subordinated Notes for interest;

          Third: to the Holders for principal amounts (including any premium) owing under the Subordinated Notes, ratably, without preference or priority of any kind, according to the amounts due and payable on the Subordinated Notes for principal (including any premium); and

          Fourth: the balance, if any, to Alderwoods.

     The Trustee, upon prior written notice to Alderwoods, may fix a record date and payment date for any payment to Holders pursuant to this Section 6.10.

SECTION 6.11   UNDERTAKING FOR COSTS.

     In any suit for the enforcement of any right or remedy under this Indenture or in any suit against the Trustee for any action taken or omitted by it as Trustee, a court may in its discretion require the filing by any party litigant in the suit of an undertaking to pay the costs of the suit, and the court in its discretion may assess reasonable costs, including reasonable attorneys' fees, against any party litigant in the suit, having due regard to the merits and good faith of the claims or defenses made by the party litigant. This Section 6.11 does not apply to any suit by the Trustee, any suit by a Holder pursuant to
Section 6.07, or a suit by Holders of more than 10% in aggregate principal amount of the outstanding Subordinated Notes.

SECTION 6.12   RESTORATION OF RIGHTS AND REMEDIES.

     If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture or any Subordinated Note and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case Alderwoods, the Trustee and the Holders shall, subject to any determination in such proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.

                                    ARTICLE 7

                                     TRUSTEE

SECTION 7.01   DUTIES.

          (a) If an Event of Default has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent Person would exercise or use under the circumstances in the conduct of such Person's own affairs.

          (b)  Except during the continuance of an Event of Default,

                    (1) the Trustee need perform only such duties as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

                    (2) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but if any such certificates or opinions that by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether they conform to the requirements of this Indenture.

          (c) No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

                    (1)  this paragraph does not limit the effect of paragraph
               (b) of this Section 7.01;

                    (2) the Trustee shall not be liable for any error of judgment made in good faith by a Trust Officer, unless it is proved that the Trustee was negligent in ascertaining the pertinent facts;

                    (3) the Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to Section 6.05;

          (d) No provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights or powers if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

          (e) Every provision of this Indenture that in any way relates to the Trustee is subject to paragraphs (a), (b), (c) and (d) of this Section 7.01.

SECTION 7.02   RIGHTS OF TRUSTEE.

     Subject to the TIA:

          (a) the Trustee may rely on any document reasonably believed by it to be genuine and to have been signed or presented by the proper Person, and the Trustee need not investigate any fact or matter stated in the document;

          (b) before the Trustee acts or refrains from acting, it may consult with counsel and may require an Officers' Certificate or an Opinion of Counsel, which shall conform to Sections 11.04 and 11.05, and the Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on such certificate or opinion;

          (c) the Trustee may act through its attorneys and agents and shall not be responsible for the misconduct or negligence of any agent appointed with due care;

          (d) the Trustee shall not be liable for any action taken or omitted by it in good faith and reasonably believed by it to be authorized or within the discretion, rights or powers conferred upon it by this Indenture other than any liabilities arising out of its own negligence;

          (e) the Trustee may consult with counsel of its own choosing and the advice or opinion of such counsel as to matters of law shall be full and complete authorization and protection in respect of any action taken, omitted or suffered by it hereunder in good faith and in accordance with the advice or opinion of such counsel;

          (f) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, notice, request, direction, consent, order, bond, debenture, or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit; and

          (g) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request, order or direction of any of the Holders pursuant to the provisions of this Indenture, unless such Holders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred thereby.

SECTION 7.03   INDIVIDUAL RIGHTS OF TRUSTEE.

     The Trustee, any Paying Agent, Registrar, Conversion Agent or any other agent of Alderwoods, in its individual or any other capacity, may become the owner or pledgee of Subordinated Notes and, subject to Sections 7.11 and 7.12 and TIA Sections 310 and 311, may otherwise deal with Alderwoods and its Subsidiaries with the same rights it would have if it were not the Trustee, Paying Agent, Registrar, Conversion Agent or such other agent.

SECTION 7.04   TRUSTEE'S DISCLAIMER.

     The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Subordinated Notes, it shall not be accountable for Alderwoods' use or application of the proceeds from the Subordinated Notes, it shall not be responsible for the use or application of any money received by any Paying Agent other than the Trustee and it shall not be responsible for any statement in the Subordinated Notes other than the Trustee's certificate of authentication.

SECTION 7.05   NOTICE OF DEFAULT.

     If a Default or an Event of Default occurs and is continuing and if it is known to the Trustee, the Trustee shall mail to each Holder notice of the Default or Event of Default within 30 days after such Default or Event of Default becomes known to the Trustee; PROVIDED, HOWEVER, that, except in the case of a Default in the payment of the principal of, premium, if any, or interest on any Subordinated Note, the Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee of the board of directors or a committee of the directors of the Trustee and/or Trust Officers in good faith determines that the withholding of such notice is in the interest of the Holders.

SECTION 7.06   MONEY HELD IN TRUST.

     All moneys received by the Trustee shall, until used or applied as herein provided, be held in trust for the purposes for which they were received, but need not be segregated from other funds except to the extent required herein or by law. The Trustee shall not be under any liability for interest on any moneys received by it hereunder, except as the Trustee may agree with Alderwoods.

SECTION 7.07   REPORTS BY TRUSTEE TO HOLDERS.

     Within 60 days after each May 31st beginning with the May 31st following the date of this Indenture, the Trustee shall, to the extent that any of the events described in TIA Section 313(a) shall have occurred within the previous twelve months, but not otherwise, mail to each Holder a brief report dated as of such May 31st that complies with TIA Section 313(a). The Trustee also shall comply with TIA Sections 313(b) and 313(c).

     A copy of each report at the time of its mailing to Holders shall be mailed to Alderwoods and filed with the Commission and each securities exchange, if any, on which the Subordinated Notes are listed.

     Alderwoods shall notify the Trustee in writing if the Subordinated Notes become listed on any securities exchange.

SECTION 7.08   COMPENSATION AND INDEMNITY.

     Alderwoods covenants and agrees to pay the Trustee from time to time reasonable compensation for its services. The Trustee's compensation shall not be limited by any law on compensation of a trustee of an express trust. Alderwoods shall reimburse the Trustee upon request for all reasonable disbursements, expenses and advances incurred or made by it. Such expenses shall include the reasonable compensation, disbursements and expenses of the Trustee's agents and counsel.

     Alderwoods shall indemnify the Trustee for, and hold it harmless against, any loss or liability incurred by it arising out of or in connection with the administration of this trust and its rights or duties hereunder, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder. The Trustee shall notify Alderwoods promptly of any claim asserted against the Trustee for which it may seek indemnity. Alderwoods shall defend the claim and the Trustee shall cooperate in the defense. The Trustee may have separate counsel and Alderwoods shall pay the reasonable fees and expenses of such counsel. Alderwoods need not pay for any settlement made without its prior written consent. Alderwoods need not reimburse any expense or indemnify against any loss or liability to the extent incurred by the Trustee through its negligence, bad faith or willful misconduct.

     To secure the payment obligations of Alderwoods in this Section 7.08, the Trustee shall have a Lien prior to the Subordinated Notes on all assets held or collected by the Trustee, in its capacity as Trustee, except assets held in trust to pay principal of, premium, if any, or interest on particular Subordinated Notes.

     When the Trustee incurs expenses or renders services in connection with an Event of Default specified in Section 6.01(g) or (h), the expenses and the compensation for the services are intended to constitute expenses of administration under any Bankruptcy Law.

     The obligations of Alderwoods under this Section 7.08 and any Lien arising hereunder shall survive the resignation or removal of any trustee, the discharge of the obligations of Alderwoods pursuant to Article 8 and/or the termination of this Indenture.

SECTION 7.09   REPLACEMENT OF TRUSTEE.

     The Trustee may resign by so notifying Alderwoods. The Holders of a majority in principal amount of the outstanding Subordinated Notes may remove the Trustee by so notifying Alderwoods and the Trustee and may appoint a successor trustee with Alderwoods' prior written consent. Alderwoods may remove the Trustee if:

          (a)  the Trustee fails to comply with Section 7.11;

          (b) the Trustee is adjudged a bankrupt or an insolvent or an order for relief is entered with respect to the Trustee under any Bankruptcy Law;

          (c) a receiver or other public officer takes charge of the Trustee or its property; or

          (d)  the Trustee becomes incapable of acting.

     If the Trustee resigns or is removed or if a vacancy exists in the office of Trustee for any reason, Alderwoods shall notify each Holder of such event and shall promptly appoint a successor Trustee. The Trustee shall be entitled to payment of its fees and reimbursement of its expenses while acting as Trustee as provided in Section 7.08, and to the extent such amounts remain unpaid, the Trustee that has resigned or has been removed shall retain the Lien afforded by
Section 7.08. Within one year after the successor Trustee takes office, the Holders of a majority in principal amount of the outstanding Subordinated Notes may, with Alderwoods' prior written consent, appoint a successor Trustee to replace the successor Trustee appointed by Alderwoods.

     A successor Trustee shall deliver a written acceptance of its appointment to the retiring Trustee and to Alderwoods. Immediately after that, the retiring Trustee shall transfer all property held by it as Trustee to the successor Trustee, subject to the Lien provided in Section 7.08, the resignation or removal of the retiring Trustee shall become effective, and the successor Trustee shall have all the rights, powers and duties of the Trustee under this Indenture. A successor Trustee shall mail notice of its succession to each Holder.

     If a successor Trustee does not take office within 60 days after the retiring Trustee resigns or is removed, the retiring Trustee, Alderwoods or the Holders of at least 10% in principal amount of the outstanding Subordinated Notes may petition any court of competent jurisdiction for the appointment of a successor Trustee.

     If the Trustee fails to comply with Section 7.11, any Holder may petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

     Notwithstanding replacement of the Trustee pursuant to this Section 7.09, the obligations of Alderwoods under Section 7.08 shall continue for the benefit of the retiring Trustee.

SECTION 7.10   SUCCESSOR TRUSTEE BY MERGER, ETC.

     If the Trustee consolidates with, merges or converts into, or transfers all or substantially all of its corporate trust business to, another corporation or national banking association, the resulting, surviving or transferee corporation or national banking association without any further act shall, if such resulting, surviving or transferee corporation or national banking association is otherwise eligible hereunder, be the successor Trustee.

SECTION 7.11   ELIGIBILITY; DISQUALIFICATION.

     There shall at all times be a Trustee hereunder which shall be eligible to act as Trustee under TIA Sections 310(a)(1) and 310(a)(5) and which shall have a combined capital and surplus of at least $500,000,000. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of federal, state, territorial or District of Columbia supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, the Trustee shall resign immediately in the manner and with the effect specified in this Article.

SECTION 7.12   PREFERENTIAL COLLECTION OF CLAIMS AGAINST ALDERWOODS.

     The Trustee shall comply with TIA Section 311(a), excluding any creditor relationship listed in TIA Section 311(b). If the present or any future Trustee shall resign or be removed, it shall be subject to TIA Section 311(a) to the extent provided therein.

                                    ARTICLE 8

                     SATISFACTION AND DISCHARGE OF INDENTURE

SECTION 8.01   TERMINATION OF THE OBLIGATION OF ALDERWOODS.

     Alderwoods may terminate its obligations under the Subordinated Notes and this Indenture, except those obligations referred to in the penultimate paragraph of this Section 8.01, if all Subordinated Notes previously authenticated and delivered (other than destroyed, lost or stolen Subordinated Notes that have been replaced or paid or Subordinated Notes for whose payment money has theretofore been deposited with the Trustee or the Paying Agent in trust or segregated and held in trust by Alderwoods and thereafter repaid to Alderwoods, as provided in Section 8.04) have been delivered to the Trustee for cancellation and Alderwoods has paid all sums payable by it hereunder, or if:

          (a) either (i) pursuant to Article 3, Alderwoods shall have given notice to the Trustee and mailed a notice of redemption to each Holder of the redemption of all of the Subordinated Notes under arrangements satisfactory to the Trustee for the giving of such notice or (ii) all Subordinated Notes have otherwise become due and payable hereunder;

          (b) Alderwoods shall have irrevocably deposited or caused to be deposited with the Trustee or a trustee reasonably satisfactory to the Trustee, under the terms of an irrevocable trust agreement in form and substance satisfactory to the Trustee, as trust funds in trust solely for the benefit of the Holders for that purpose, money in such amount as is sufficient without consideration of reinvestment of interest, to pay principal of, premium, if any, and interest on the outstanding Subordinated Notes to maturity or redemption, as certified in a certificate of a nationally recognized firm of independent public accountants; PROVIDED that the Trustee shall have been irrevocably instructed to apply such money to the payment of said principal, premium, if any, and interest with respect to the Subordinated Notes;

          (c) no Default or Event of Default with respect to this Indenture or the Subordinated Notes shall have occurred and be continuing on the date of such deposit or shall occur as a result of such deposit and such deposit will not result in a breach or violation of, or constitute a default under, any other instrument to which Alderwoods is a party or by which it is bound;

          (d) Alderwoods shall have paid all other sums payable by it hereunder; and

          (e) Alderwoods shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent providing for the termination of Alderwoods' obligation under the Subordinated Notes and this Indenture have been complied with.

     Notwithstanding the foregoing paragraph, Alderwoods' obligations in Sections 2.05, 2.06, 2.07, 2.08, 4.01, 4.02 and 7.08 shall survive until the
Subordinated Notes are no longer outstanding pursuant to Section 2.10. After the Subordinated Notes are no longer outstanding, Alderwoods' obligations in Sections 7.08, 8.03, 8.04 and 8.05 shall survive.

     After such delivery or irrevocable deposit the Trustee upon request shall acknowledge in writing the discharge of Alderwoods' obligations under the Subordinated Notes except for those surviving obligations specified above.

SECTION 8.02   LEGAL DEFEASANCE AND COVENANT DEFEASANCE.

          (a) Alderwoods may, at its option by Board Resolution, at any time, with respect to the Subordinated Notes, elect to have either paragraph (b) or paragraph (c) below be applied to the outstanding Subordinated Notes upon compliance with the conditions set forth in paragraph (d).

          (b) Upon Alderwoods' exercise under paragraph (a) of the option applicable to this paragraph (b), Alderwoods shall be deemed to have been released and discharged from its obligations with respect to the outstanding Subordinated Notes on the date the conditions set forth below are satisfied (hereinafter, "LEGAL DEFEASANCE"). For this purpose, such legal defeasance means that Alderwoods shall be deemed to have paid and discharged the entire indebtedness represented by the outstanding Subordinated Notes, which shall thereafter be deemed to be "OUTSTANDING" only for the purposes of paragraph (e) below and the other Sections of and matters under this Indenture referred to in (i) and (ii) below, and to have satisfied all its other obligations under such Subordinated Notes and this Indenture insofar as such Subordinated Notes are concerned (and the Trustee, at the expense of Alderwoods, shall execute proper instruments acknowledging the same), except for the following which shall survive until otherwise terminated or discharged hereunder: (i) the rights of Holders of outstanding Subordinated Notes to receive solely from the trust fund described in paragraph (d) below and as more fully set forth in such paragraph, payments in respect of the principal of, premium, if any, and interest on such Subordinated Notes when such payments are due, (ii) Alderwoods' obligations with respect to such Subordinated Notes under Sections 2.06, 2.07 and 4.02, and, with respect to the Trustee, under
     Section 7.08, (iii) the rights, powers, trusts, duties and immunities of the Trustee hereunder, and (iv) this Article 8. Subject to compliance with this Section 8.02, Alderwoods may exercise its option under this paragraph
     (b) notwithstanding the prior exercise of its option under paragraph (c) below with respect to the Subordinated Notes.

          (c) Upon the exercise by Alderwoods under paragraph (a) of the option applicable to this paragraph (c), Alderwoods shall be released and discharged from its obligations under any covenant contained in Article 5 and in Sections 4.05 through 4.17 with respect to the outstanding Subordinated Notes on and after the date the conditions set forth below are satisfied (hereinafter, "COVENANT DEFEASANCE"), and the Subordinated Notes shall thereafter be deemed to be not "OUTSTANDING" for the purpose of any direction, waiver, consent or declaration or act of Holders (and the consequences of any thereof) in connection with such covenants, but shall continue to be deemed "OUTSTANDING" for all other purposes hereunder. For this purpose, such covenant defeasance means that, with respect to the outstanding Subordinated Notes, Alderwoods may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in any such covenant, whether directly or indirectly, by reason of any reference elsewhere herein to any such covenant or by reason of any reference in any such covenant to any other provision herein or in any other document and such omission to comply shall not constitute a Default or an Event of Default under Section 6.01, but, except as specified above, the remainder of this Indenture and such Subordinated Notes shall be unaffected thereby.

          (d) The following shall be the conditions to application of either paragraph (b) or paragraph (c) above to the outstanding Subordinated Notes:

               (i) Alderwoods shall irrevocably have deposited or caused to be deposited with the Trustee (or another trustee satisfying the requirements of Section 7.11 who shall agree to comply with the provisions of this Section 8.02 applicable to it) as trust funds in trust for the purpose of making the following payments, specifically pledged as security for, and dedicated solely to, the benefit of the Holders of such Subordinated Notes, (A) cash, in United States dollars, in an amount sufficient to pay principal of, premium, if any, and interest on the outstanding Subordinated Notes on the Maturity Date, (B) direct non-callable obligations of, or non-callable obligations guaranteed by, the United States of America for the payment of which guarantee or obligation the full faith and credit of the United States is pledged ("U.S. GOVERNMENT OBLIGATIONS") maturing as to principal, premium, if any, and interest in such amounts of cash, in United States dollars, and at such times as are sufficient without consideration of any reinvestment of interest, to pay principal of, premium, if any, and interest on the outstanding Subordinated Notes not later than one day before the due date of any payment, or (C) a combination thereof, sufficient, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay and discharge and which shall be applied by the Trustee (or other qualifying trustee) to pay and discharge principal of, premium, if any, and interest on the outstanding Subordinated Notes (except lost, stolen or destroyed Subordinated Notes which have been replaced or repaid) on the Maturity Date thereof or otherwise in accordance with the terms of this Indenture and of such Subordinated Notes; PROVIDED, HOWEVER, that the Trustee (or other qualifying trustee) shall have received an irrevocable written order from Alderwoods instructing the Trustee (or other qualifying trustee) to apply such money or the proceeds of such U.S. Government Obligations to said payments with respect to the Subordinated Notes, and to secure the payment obligations of Alderwoods under this Section 8.02(d), the Trustee shall have a perfected Lien prior to all other creditors on all such money and proceeds;

               (ii) no Default or Event of Default with respect to the Subordinated Notes shall have occurred and be continuing on the date of such deposit or, insofar as Section 6.01(a) is concerned, at any time during the period commencing on the date of such deposit and ending on the 91st day thereafter (it being understood that this condition shall not be deemed satisfied until the expiration of such period);

               (iii) such legal defeasance or covenant defeasance shall not cause the Trustee to have a conflicting interest with respect to any securities of Alderwoods;

               (iv) such legal defeasance or covenant defeasance shall not result in a breach or violation of, or constitute a Default or Event of Default under, this Indenture or any other material agreement or instrument to which Alderwoods is a party or by which it is bound;

               (v) in the case of an election under paragraph (b) above, Alderwoods shall have delivered to the Trustee an Opinion of Counsel stating that (A) Alderwoods has received from, or there has been published by, the Internal Revenue Service a ruling or (B) since the date of this Indenture, there has been a change in the applicable federal income tax law, in either case to the effect that, and based thereon such opinion shall confirm that, the Holders of the outstanding Subordinated Notes will not recognize income, gain or loss for federal income tax purposes as a result of such legal defeasance and will be subject to federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such legal defeasance had not occurred;

               (vi) in the case of an election under paragraph (c) above, Alderwoods shall have delivered to the Trustee an Opinion of Counsel to the effect that the Holders of the outstanding Subordinated Notes will not recognize income, gain or loss for federal income tax purposes as a result of such covenant defeasance and will be subject to federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such covenant defeasance had not occurred;

               (vii)  in the case of an election under either paragraph (b) or
          (c) above, Alderwoods shall have delivered to the Trustee an Opinion of Counsel to the effect that, (A) the trust funds will not be subject to any rights of any other holders of Indebtedness of Alderwoods, and
          (B) after the 91st day following the deposit, the trust funds will not be subject to the effect of any applicable Bankruptcy Law; PROVIDED, HOWEVER, that if a court were to rule under any such law in any case or proceeding that the trust funds remained property of Alderwoods, no opinion needs to be given as to the effect of such laws on the trust funds except the following: (x) assuming such trust funds remained in the Trustee's possession prior to such court ruling to the extent not paid to Holders of Subordinated Notes, the Trustee will hold, for the benefit of the Holders of Subordinated Notes, a valid and enforceable security interest in such trust funds that is not avoidable in bankruptcy or otherwise, subject only to principles of equitable subordination, (y) the Holders of Subordinated Notes will be entitled to receive adequate protection of their interests in such trust funds if such trust funds are used, and (z) no property, rights in property or other interests granted to the Trustee or the Holders of Subordinated Notes in exchange for or with respect to any of such funds will be subject to any prior rights of any other Person, subject only to prior Liens granted under Section 364 of Title 11 of the U.S. Bankruptcy Code (or any section of any other Bankruptcy Law having the same effect), but still subject to the foregoing clause (y); and

               (viii) Alderwoods shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that (A) all conditions precedent provided for relating to either the legal defeasance under paragraph (b) above or the covenant defeasance under paragraph (c) above, as the case may be, have been complied with and
          (B) if any other Indebtedness of Alderwoods shall then be outstanding or committed, such legal defeasance or covenant defeasance will not violate the provisions of the agreements or instruments evidencing such Indebtedness.

          (e) All money and U.S. Government Obligations (including the proceeds thereof) deposited with the Trustee (or other qualifying trustee) pursuant to paragraph (d) above in respect of the outstanding Subordinated Notes shall be held in trust and applied by the Trustee (or other qualifying trustee), in accordance with the provisions of such Subordinated Notes and this Indenture, to the payment, either directly or through any Paying Agent (other than Alderwoods or any Affiliate of Alderwoods) as the Trustee (or other qualifying trustee) may determine, to the Holders of such Subordinated Notes of all sums due and to become due thereon in respect of principal, premium and interest, but such money need not be segregated from other funds except to the extent required by law.

     Alderwoods shall pay and indemnify the Trustee (or other qualifying trustee) against any tax, fee or other charge imposed on or assessed against the U.S. Government Obligations deposited pursuant to paragraph (d) above or the principal, premium, if any, and interest received in respect thereof other than any such tax, fee or other charge which by law is for the account of the Holders of the outstanding Subordinated Notes.

     Anything in this Section 8.02 to the contrary notwithstanding, the Trustee (or other qualifying trustee) shall deliver or pay to Alderwoods from time to time upon the request, in writing, by Alderwoods any money or U.S. Government Obligations held by it as provided in paragraph (d) above that, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee (or other qualifying trustee), are in excess of the amount thereof that would then be required to be deposited to effect an equivalent legal defeasance or covenant defeasance.

SECTION 8.03   APPLICATION OF TRUST MONEY.

     The Trustee shall hold in trust money or U.S. Government Obligations deposited with it pursuant to Sections 8.01 and 8.02, and shall apply the deposited money and the money from U.S. Government Obligations in accordance with this Indenture to the payment of principal of, premium, if any, and interest on the Subordinated Notes.

SECTION 8.04   REPAYMENT TO ALDERWOODS.

     Subject to Sections 7.08, 8.01 and 8.02, the Trustee shall promptly pay to Alderwoods, upon receipt by the Trustee of an Officers' Certificate, any excess money, determined in accordance with Section 8.02, held by it at any time. The Trustee and the Paying Agent shall pay to Alderwoods, upon receipt by the Trustee or the Paying Agent, as the case may be, of an Officers' Certificate, any money held by it for the payment of principal, premium, if any, or interest that remains unclaimed for two years after payment to the Holders is required; PROVIDED, HOWEVER, that the Trustee and the Paying Agent before being required to make any payment may, but need not, at the expense of Alderwoods cause to be published once in a newspaper of general circulation in The City of New York or mail to each Holder entitled to such money notice that such money remains unclaimed and that after a date specified therein, which shall be at least 30 days from the date of such publication or mailing, any unclaimed balance of such money then remaining will be repaid to Alderwoods. After payment to Alderwoods, Holders entitled to money must look solely to Alderwoods for payment as general creditors unless an applicable abandoned property law designates another Person, and all liability of the Trustee or Paying Agent with respect to such money shall thereupon cease.

SECTION 8.05   REINSTATEMENT.

     If the Trustee or Paying Agent is unable to apply any money or U.S. Government Obligations in accordance with this Indenture by reason of any legal proceeding or by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, then and only then Alderwoods' obligations under this Indenture and the Subordinated Notes shall be revived and reinstated as though no deposit had been made pursuant to this Indenture until such time as the Trustee is permitted to apply all such money or U.S. Government Obligations in accordance with this Indenture; PROVIDED, HOWEVER, that if Alderwoods has made any payment of principal of, premium, if any, or interest on any Subordinated Notes because of the reinstatement of its obligations, Alderwoods shall be subrogated to the rights of the Holders of such Subordinated Notes to receive such payment from the money or U.S. Government Obligations held by the Trustee or Paying Agent.

                                    ARTICLE 9

                       AMENDMENTS, SUPPLEMENTS AND WAIVERS

SECTION 9.01   WITHOUT CONSENT OF HOLDERS.

     Alderwoods, when authorized by a Board Resolution, and the Trustee may amend, waive or supplement this Indenture or the Subordinated Notes without notice to or consent of any Holder:

          (a)  to cure any ambiguity, defect or inconsistency;

          (b)  to comply with Article 5;

          (c) to comply with any requirements of the Commission to effect or maintain the qualification of this Indenture under the TIA; or

          (d) to make any change that would provide any additional benefit or rights to the Holders or that does not adversely affect the rights of any Holder.

SECTION 9.02   WITH CONSENT OF HOLDERS.

     Subject to Section 6.04, Alderwoods, when authorized by a Board Resolution, and the Trustee may amend this Indenture or the Subordinated Notes with the written consent of the Holders of not less than a majority in aggregate principal amount of the Subordinated Notes then outstanding, and the Holders of not less than a majority in aggregate principal amount of the Subordinated Notes then outstanding by written notice to the Trustee may waive future compliance by Alderwoods with any provision of this Indenture or the Subordinated Notes.

     Notwithstanding the provisions of this Section 9.02, without the consent of each Holder affected, an amendment or waiver, including a waiver pursuant to
Section 9.01, may not:

          (a) reduce the percentage in outstanding aggregate principal amount of Subordinated Notes the Holders of which must consent to an amendment, supplement or waiver of any provision of this Indenture or the Subordinated Notes;

          (b) reduce or change the rate or time for payment of interest on any Subordinated Note;

          (c) change the currency in which any Subordinated Note, or any premium or interest thereon, is payable;

          (d) reduce the principal amount outstanding of or extend the fixed maturity of any Subordinated Note or alter the redemption provisions with respect thereto;

          (e) make the principal of, premium, if any, or interest on any Subordinated Note payable in money other than that stated in the Subordinated Note;

          (f)  modify this Section 9.02 or Section 6.04 or Section 6.07 or
     Section 9.07;

          (g) amend, alter, change or modify the obligation of Alderwoods to make and consummate a Change of Control Offer in the event of a Change of Control or make and consummate the offer with respect to any Asset Sale or modify any of the provisions or definitions with respect thereto;

          (h) modify or change any provision of this Indenture affecting the ranking or subordination of the Subordinated Notes in a manner adverse to the Holders;

          (i) impair the right to institute suit for the enforcement of any payment on or with respect to the Subordinated Notes;

          (j) release all or substantially all Subsidiary Guarantors and other guarantors, if any, from guarantees of the Indebtedness evidenced by the Subordinated Notes; or

          (k)  impairing the conversion rights of a Holder.

     It shall not be necessary for the consent of the Holders under this Section
9.02 to approve the particular form of any proposed amendment, supplement or waiver, but it shall be sufficient if such consent approves the substance thereof.

     After an amendment, supplement or waiver under this Section 9.02 becomes effective, Alderwoods shall mail to the Holder of each Subordinated Note affected thereby, with a copy to the Trustee, a notice briefly describing the amendment, supplement or waiver. Any failure of Alderwoods to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any amendment, supplement or waiver.

SECTION 9.03   COMPLIANCE WITH TRUST INDENTURE ACT.

     Every amendment of or supplement to this Indenture or the Subordinated Notes shall comply with the TIA as then in effect.

SECTION 9.04   REVOCATION AND EFFECT OF CONSENTS.

     Until an amendment, supplement or waiver becomes effective, a consent to it by a Holder is a continuing consent by such Holder and every subsequent Holder of that Subordinated Note or portion of that Subordinated Note that evidences the same debt as the consenting Holder's Subordinated Note, even if notation of the consent is not made on any Subordinated Note. However, any such Holder or subsequent Holder may revoke the consent as to his Subordinated Note or portion of a Subordinated Note prior to such amendment, supplement or waiver becoming effective. Such revocation shall be effective only if the Trustee receives the notice of revocation before the date the amendment, supplement or waiver becomes effective. Notwithstanding the above, nothing in this paragraph shall impair the right of any Holder under Section 316(b) of the TIA.

     Alderwoods may, but shall not be obligated to, fix a record date for the purpose of determining the Holders entitled to consent to any amendment, supplement or waiver. If a record date is fixed, then notwithstanding the second and third sentences of the immediately preceding paragraph, those Persons who were Holders at such record date (or their duly designated proxies), and only those Persons, shall be entitled to consent to such amendment, supplement or waiver or to revoke any consent previously given, whether or not such Persons continue to be Holders after such record date. Such consent shall be effective only for actions taken within 90 days after such record date.

     After an amendment, supplement or waiver becomes effective, it shall bind every Holder; unless it makes a change described in any of clauses (a) through
(j) of Section 9.02; if it makes such a change, the amendment, supplement or waiver shall bind every consenting Holder and subsequent Holder of a Subordinated Note or portion of a Subordinated Note that evidences the same debt as the consenting Holder's Subordinated Note.

SECTION 9.05   NOTATION ON OR EXCHANGE OF SUBORDINATED NOTES.

     If an amendment, supplement or waiver changes the terms of a Subordinated Note, the Trustee shall (in accordance with the specific direction of Alderwoods) request the Holder of the Subordinated Note to deliver it to the Trustee. The Trustee shall (in accordance with the specific direction of Alderwoods) place an appropriate notation on the Subordinated Note about the changed terms and return it to the Holder. Alternatively, if Alderwoods or the Trustee so determines, Alderwoods in exchange for the Subordinated Note shall issue and the Trustee shall authenticate a new Subordinated Note that reflects the changed terms. Failure to make the appropriate notation or issue a new Subordinated Note shall not affect the validity and effect of such amendment, supplement or waiver.

SECTION 9.06   TRUSTEE MAY SIGN AMENDMENTS, ETC.

     The Trustee shall sign any amendment, supplement or waiver authorized pursuant to this Article 9 if the amendment, supplement or waiver does not adversely affect the rights, duties, liabilities or immunities of the Trustee. If it does, the Trustee may, but need not, sign it. In signing or refusing to sign such amendment, supplement or waiver, the Trustee shall be entitled to receive, and shall be fully protected in relying upon, an Officers' Certificate and an Opinion of Counsel stating that the execution of any amendment, supplement or waiver is authorized or permitted by this Indenture, that it is not inconsistent herewith and that it will be valid and binding upon Alderwoods in accordance with its terms.

SECTION 9.07   EFFECT OF AMENDMENT TO OR WAIVER UNDER SEVEN-YEAR INDENTURE.

     Notwithstanding anything to the contrary contained herein or in any Subordinated Note, any amendment to or waiver of covenants, defaults or other aspects of the Seven-Year Indenture and Seven-Year Notes properly approved by or on behalf of the requisite number of holders of Seven-Year Notes shall also, without any action by Alderwoods, the Trustee, any Holder or any other Person, immediately become effective in the same fashion with respect to this Indenture and the Subordinated Notes; PROVIDED that at the time of such amendment or waiver there is a greater aggregate principal amount of Seven-Year Notes outstanding than the then outstanding aggregate principal amount of Subordinated Notes; AND PROVIDED FURTHER, that any amendment or waiver with respect to (i) the principal amount outstanding of any Subordinated Note, (ii) the rate or time for payment of interest on any Subordinated Note, (iii) the fixed maturity of any Subordinated Note, and (iv) the obligation to pay in full in cash the principal of, premium, if any, or interest on any Subordinated Note when due, shall require the applicable consent of each Holder affected thereby as required under
Section 9.02 hereof.

                                   ARTICLE 10

                             [INTENTIONALLY OMITTED]

                                   ARTICLE 11

                                  MISCELLANEOUS

SECTION 11.01  TRUST INDENTURE ACT OF 1939.

     This Indenture is subject to the provisions of the TIA that are required to be a part of this Indenture, and shall, to the extent applicable, be governed by such provisions.

     If any provision of this Indenture modifies or excludes any provision of the Trust Indenture Act that may be so modified or excluded, the latter provision shall be deemed to apply to this Indenture as so modified or excluded, as the case may be.

SECTION 11.02  NOTICES.

     Any notice or communication shall be sufficiently given if in writing and delivered in person sent by facsimile (with confirmed answerback) or mailed by first class mail, postage prepaid, addressed as follows:

     If to Alderwoods or any Restricted Subsidiary or Subsidiary Guarantor:

     Alderwoods Group, Inc.
     11th Floor, Atria III
     2225 Sheppard Avenue East
     Toronto, Ontario
     Canada M2J 5C2

     Facsimile Number: (416) 498-2449
     Attention: Chief Financial Officer

     With a copy to:

     Alderwoods Group, Inc.
     11th Floor, Atria III
     2225 Sheppard Avenue East
     Toronto, Ontario
     Canada M2J 5C2

     Facsimile Number: (416) 498-2487
     Attention: Treasurer

     If to the Trustee to:

     Wells Fargo Bank Minnesota, N.A.
     Sixth Street and Marquette Avenue
     MAC N9303-120
     Minneapolis, MN 55479

     Facsimile Number: (612) 667-9825
     Attention: Corporate Trust - Alderwoods Administrator

     The parties hereto by notice to the other parties may designate additional or different addresses for subsequent notices or communications.

     Any notice or communication mailed, postage prepaid, to a Holder, including any notice delivered in connection with TIA Section 310(b), TIA Section 313(c), TIA Section 314(a) and TIA Section 315(b), shall be mailed by first class mail to such Holder at the address of such Holder as it appears on the Subordinated Notes register maintained by the Registrar and shall be sufficiently given to such Holder if so mailed within the time prescribed. Copies of any such communication or notice to a Holder shall also be mailed to the Trustee.

     Failure to mail a notice or communication to a Holder or any defect in it shall not affect its sufficiency with respect to other Holders. Except for a notice to the Trustee, which is deemed given only when received, if a notice or communication is mailed in the manner provided above, it is duly given, whether or not the addressee receives it.

SECTION 11.03  COMMUNICATION BY HOLDERS WITH OTHER HOLDERS.

         Holders may communicate pursuant to TIA Section 312(b) with other Holders with respect to their rights under this Indenture or the Subordinated Notes. The obligors, the Trustee, the Registrar and any other Person shall have the protection of TIA Section 312(c).

SECTION 11.04  CERTIFICATE AND OPINION AS TO CONDITIONS PRECEDENT.

     Upon any request or application by Alderwoods to the Trustee to take any action under this Indenture, Alderwoods shall furnish to the Trustee:

          (a) an Officers' Certificate stating that, in the opinion of the signers, all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with; and

          (b) an Opinion of Counsel stating that, in the opinion of such counsel, all such conditions precedent have been complied with.

SECTION 11.05  STATEMENTS REQUIRED IN CERTIFICATE OR OPINION.

     Each certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include:

          (a) a statement that the Person making such certificate or opinion has read such covenant or condition;

          (b) a brief statement as to the nature and scope of the examination or investigation upon which the statement or opinions contained in such certificate or opinion are based;

          (c) a statement that, in the opinion of such Person, he or she has made such examination or investigation as is necessary to enable him or her to express an opinion as to whether or not such covenant or condition has been complied with; and

          (d) a statement as to whether or not, in the opinion of such Person, such condition or covenant has been complied with; PROVIDED, HOWEVER, that with respect to matters of fact an Opinion of Counsel may rely on an Officers' Certificate or certificates of public officials.

SECTION 11.06  RULES BY TRUSTEE, PAYING AGENT, REGISTRAR.

     The Trustee may make reasonable rules for action by or at a meeting of Holders. The Paying Agent or Registrar may make reasonable rules for its functions.

SECTION 11.07  GOVERNING LAW.

     The laws of the State of New York shall govern this Indenture and the Subordinated Notes. The Trustee, Alderwoods and the Holders agree to submit to the jurisdiction of the courts of (or federal courts located in) the State of New York in any action or proceeding arising out of or relating to this Indenture or the Subordinated Notes.

SECTION 11.08  CONSENT TO SERVICE OF PROCESS.

     Alderwoods irrevocably (a) agrees that any legal suit, action or proceeding arising out of or based upon this Indenture and the Subordinated Notes issued hereunder may be instituted in any federal or state court located in the City of New York, (b) waives, to the fullest extent it may effectively do so, any objection that it may now or hereafter have to the laying of venue of any such proceeding, and (c) submits to the nonexclusive jurisdiction of such courts in any such suit, action or proceeding. Alderwoods has appointed CT Corporation System, 111 Eighth Avenue, New York City, NY 10011, as its authorized agent (the "AUTHORIZED AGENT") upon whom process may be served in any suit, action or proceeding arising out of or based on this Indenture which may be instituted in any federal or state court located in the City of New York, expressly consents to the jurisdiction of any such court in respect of any suit, action or proceeding, and waives any other requirements of or objections to personal jurisdiction with respect thereto. Such appointment shall be irrevocable. Alderwoods agrees to take any and all action, including the filing of any and all documents and instruments, that may be necessary to continue such appointment in full force and effect as aforesaid. Service of process upon the Authorized Agent and written notice of such service to Alderwoods shall be deemed, in every respect, effective service of process upon Alderwoods. Notwithstanding the foregoing, designation of an authorized agent does not constitute submission to jurisdiction or consent to service or process in any legal action or proceeding predicated on United States federal or state securities laws.

SECTION 11.09  NO INTERPRETATION OF OTHER AGREEMENTS.

     This Indenture may not be used to interpret another indenture, loan or debt agreement of Alderwoods or any of its Subsidiaries. Any such indenture, loan or debt agreement may not be used to interpret this Indenture.

SECTION 11.10  NO RECOURSE AGAINST OTHERS.

     A director, officer, employee, stockholder or Affiliate, as such, of Alderwoods or any Subsidiary Guarantor shall not have any liability for any obligations of Alderwoods under the Subordinated Notes or this Indenture or any Subsidiary Guarantee or for any claim based on, in respect of or by reason of, such obligations or their creation. Each Holder by accepting a Subordinated Note waives and releases all such liability.

SECTION 11.11  SUCCESSORS.

     All agreements of Alderwoods in this Indenture and the Subordinated Notes shall bind its successors. All agreements of the Trustee in this Indenture shall bind its successors.

SECTION 11.12  DUPLICATE ORIGINALS.

     The parties may sign any number of copies of this Indenture. Each signed copy shall be an original, but all such executed copies together represent the same agreement.

SECTION 11.13  SEPARABILITY.

     In case any provision in this Indenture or the Subordinated Notes shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby, and a Holder shall have no claim therefor against any party hereto.

SECTION 11.14  TABLE OF CONTENTS, HEADINGS, ETC.

     The Table of Contents and headings of the Articles and Sections of this Indenture have been inserted for convenience of reference only, are not to be considered a part hereof, and shall in no way modify or restrict any of the terms or provisions hereof.

SECTION 11.15  BENEFITS OF INDENTURE.

     Nothing in this Indenture or in the Subordinated Notes, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder, and the Holders, any benefit or any legal or equitable right, remedy or claim under this Indenture.

                                   ARTICLE 12

                              SUBSIDIARY GUARANTEES

SECTION 12.01  GUARANTEES.

     Each Restricted Subsidiary of Alderwoods that is a Wholly Owned Subsidiary organized under the laws of any state or commonwealth of the United States (other than the Excluded Subsidiaries) hereby unconditionally and irrevocably guarantees (in such capacity, a "SUBSIDIARY GUARANTOR"), jointly and severally, to each Holder and to the Trustee and its successors and assigns (a) the full and punctual payment of principal of, premium, if any, and interest on the Subordinated Notes when due, whether at maturity, by acceleration, by redemption or otherwise, and all other monetary obligations of Alderwoods under this Indenture and the Subordinated Notes and (b) the full and punctual performance within applicable grace periods of all other obligations of Alderwoods under this Indenture and the Subordinated Notes (all the foregoing being hereinafter collectively called the "OBLIGATIONS"). Each Subsidiary Guarantor further agrees that the Obligations may be extended or renewed, in whole or in part, without notice or further assent from such Subsidiary Guarantor and that such Subsidiary Guarantor will remain bound under this Article 12 notwithstanding any extension or renewal of any Obligation.

     Each Subsidiary Guarantor waives presentation to, demand of, payment from and protest to Alderwoods of any of the Obligations and also waives notice of protest for nonpayment. Each Subsidiary Guarantor waives notice of any default under the Subordinated Notes or the Obligations. The obligations of each Subsidiary Guarantor hereunder shall not be affected by (a) the failure of any Holder or the Trustee to assert any claim or demand or to enforce any right or remedy against Alderwoods or any other Person under this Indenture, the Subordinated Notes or any other agreement or otherwise; (b) any extension or renewal of any thereof; (c) any rescission, waiver, amendment or modification of any of the terms or provisions of this Indenture, the Subordinated Notes or any other agreement; (d) the release of any security held by any Holder or the Trustee for the Obligations or any of them; (e) the failure of any Holder or the Trustee to exercise any right or remedy against any other guarantor of the Obligations; or (f) except as set forth in Section 12.06, any change in the ownership of such Subsidiary Guarantor.

     Each Subsidiary Guarantor further agrees that its Subsidiary Guarantee herein constitutes a guarantee of payment, performance and compliance when due (and not a guarantee of collection) and waives any right to require that any resort be had by any Holder or the Trustee to any security held for payment of the Obligations.

     Except as set forth in Sections 8.01, 8.02, 12.02 and 12.06, the obligations of each Subsidiary Guarantor hereunder shall not be subject to any reduction, limitation, impairment or termination for any reason, including any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to any defense of setoff, counterclaim, recoupment or termination whatsoever or by reason of the invalidity, illegality or unenforceability of the Obligations or otherwise. Without limiting the generality of the foregoing, the obligations of each Subsidiary Guarantor herein shall not be discharged or impaired or otherwise affected by the failure of any Holder or the Trustee to assert any claim or demand or to enforce any remedy under this Indenture, the Subordinated Notes or any other agreement, by any waiver or modification of any thereof, by any default, failure or delay, wilful or otherwise, in the performance of the obligations, or by any other act or thing or omission or delay to do any other act or thing that may or might in any manner or to any extent vary the risk of such Subsidiary Guarantor or would otherwise operate as a discharge of such Subsidiary Guarantor as a matter of law or equity.

     Each Subsidiary Guarantor further agrees that its Guarantee herein shall continue to be effective or be reinstated, as the case may be, if at any time payment, or any part thereof, of principal of, premium, if any, or interest on any Obligation is rescinded or must otherwise be restored by any Holder or the Trustee upon the bankruptcy or reorganization of Alderwoods or otherwise.

     In furtherance of the foregoing and not in limitation of any other right that any Holder or the Trustee has at law or in equity against any Subsidiary Guarantor by virtue hereof, upon the failure of Alderwoods to pay the principal of, premium, if any, or interest on any Obligation when and as the same shall become due, whether at maturity, by acceleration, by redemption or otherwise, or to perform or comply with any other Obligation, each Subsidiary Guarantor hereby promises to and shall, upon receipt of written demand by the Trustee, forthwith pay, or cause to be paid, in cash, to the Holders or the Trustee an amount equal to the sum of (a) the unpaid amount of such Obligations, (b) accrued and unpaid interest on such Obligations (but only to the extent not prohibited by law) and
(c) all other monetary Obligations of Alderwoods to the Holders and the Trustee.

     Each Subsidiary Guarantor agrees that, as between it, on the one hand, and the Holders and the Trustee, on the other hand, (a) the maturity of the Obligations Guaranteed hereby may be accelerated as provided in Article 6 for the purposes of such Subsidiary Guarantor's Subsidiary Guarantee herein, notwithstanding any stay, injunction or other prohibition preventing such acceleration in respect of the Obligations Guaranteed hereby, and (b) in the event of any declaration of acceleration of such Obligations as provided in
Article 6, such Obligations (whether or not due and payable) shall forthwith become due and payable by such Subsidiary Guarantor for the purposes of this Section.

     Each Subsidiary Guarantor also agrees to pay any and all costs and expenses (including reasonable attorneys' fees) incurred by the Trustee or any Holder in enforcing any rights under this Section.

SECTION 12.02  LIMITATION ON LIABILITY.

     Any term or provision of this Indenture to the contrary notwithstanding, the maximum aggregate amount of the Obligations Guaranteed hereunder by any Subsidiary Guarantor shall not exceed the maximum amount that can be hereby Guaranteed without rendering this Indenture, as it relates to such Subsidiary Guarantor, voidable under applicable law relating to fraudulent conveyance or fraudulent transfer or similar laws affecting the rights of creditors generally.

SECTION 12.03  SUCCESSORS AND ASSIGNS.

     This Article 12 shall be binding upon each Subsidiary Guarantor and its successors and assigns and shall enure to the benefit of the successors and assigns of the Trustee and the Holders and, in the event of any transfer or assignment of rights by any Holder or the Trustee, the rights and privileges conferred upon that party in this Indenture and in the Subordinated Notes shall automatically extend to and be vested in such transferee or assignee, all subject to the terms and conditions of this Indenture.

SECTION 12.04  NO WAIVER.

     Neither a failure nor a delay on the part of either the Trustee or the Holders in exercising any right, power or privilege under this Article 12 shall operate as a waiver thereof, nor shall a single or partial exercise thereof preclude any other or further exercise of any right, power or privilege. The rights, remedies and benefits of the Trustee and the Holders herein expressly specified are cumulative and not exclusive of any other rights, remedies or benefits that either may have under this Article 12 at law, in equity, by statute or otherwise.

SECTION 12.05  MODIFICATION.

     No modification, amendment or waiver of any provision of this Article 12, nor the consent to any departure by any Subsidiary Guarantor therefrom, shall in any event be effective unless the same shall be in writing and signed by the Trustee, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice to or demand on any Subsidiary Guarantor in any case shall entitle such Subsidiary Guarantor to any other or further notice or demand in the same, similar or other circumstances.

SECTION 12.06  RELEASE OF SUBSIDIARY GUARANTORS.

     Upon the sale or other disposition (including by way of consolidation or merger) of a Subsidiary Guarantor or the sale or disposition of all or substantially all the assets of such Subsidiary Guarantor (in each case other than a sale or disposition to Alderwoods or another Subsidiary Guarantor), in a transaction permitted by this Indenture (including, without limitation, the Restructuring Transactions), such Subsidiary Guarantor shall be deemed released from all obligations under this Article 12 without any further action required on the part of the Trustee or any Holder. At the request and expense of Alderwoods, and upon receipt of an Officers' Certificate, the Trustee shall execute and deliver an appropriate instrument evidencing such release.

                                   ARTICLE 13

                     SUBORDINATION OF THE SUBORDINATED NOTES

SECTION 13.01  SUBORDINATED NOTES SUBORDINATE TO SENIOR INDEBTEDNESS.

     Alderwoods and each Subsidiary Guarantor covenant and agree, and each Holder of a Subordinated Note, by acceptance thereof, likewise covenants and agrees, that, to the extent and in the manner hereinafter set forth in this
Article 13, the Subordinated Indebtedness is hereby expressly made subordinate and subject in right of payment to the prior Payment In Full of all Senior Indebtedness.

SECTION 13.02  PAYMENT OVER OF PROCEEDS UPON INSOLVENCY, ETC.

     In the event of (a) any insolvency or bankruptcy case or proceeding, or any receivership, liquidation, reorganization or other similar case or proceeding in connection therewith, relative to Alderwoods, any Subsidiary Guarantor or to their creditors, as such, or to any of their assets, or (b) any liquidation, dissolution or winding up of Alderwoods or any Subsidiary Guarantor, whether voluntary or involuntary and whether or not involving insolvency or bankruptcy or (c) any assignment for the benefit of creditors or any marshaling of assets and liabilities of Alderwoods or any Subsidiary Guarantor, then and in any such event the holders of Senior Indebtedness shall be entitled to receive Payment In Full of all amounts due or to become due on or in respect of all Senior Indebtedness before the Holders of the Subordinated Notes are entitled to receive any payment on account of principal (including, without limitation, sinking fund payments, if any) of (or premium, if any) or interest on the Subordinated Notes and before any other payment of Subordinated Indebtedness may be made or otherwise provided for, and to that end the holders of Senior Indebtedness shall be entitled to receive, for application to the payment of all Senior Indebtedness remaining unpaid (to the extent necessary for Payment In Full of all Senior Indebtedness, after giving effect to any concurrent indefeasible payment or distribution in cash or other payment satisfactory to the holders of Senior Indebtedness to or for the holders of Senior Indebtedness), any payment or distribution of any kind or character, whether in cash, property or securities, including any such payment or distribution that may be payable or deliverable by reason of the payment of any other Indebtedness of Alderwoods or any Subsidiary Guarantor being subordinated to the payment of the Subordinated Notes, that may be payable or deliverable in respect of the Subordinated Notes in any such case, proceeding, dissolution, liquidation, winding up or other event.

     If, contrary to the foregoing provisions of this Section, the Trustee or any Holder receives any payment or distribution of assets of Alderwoods or any Subsidiary Guarantor of any kind or character, whether in cash, property or securities, including any such payment or distribution that may be payable or deliverable by reason of the payment of any other Indebtedness of Alderwoods or any Subsidiary Guarantor being subordinated to the payment of the Subordinated Notes, before all Senior Indebtedness is Paid In Full, then such payment or distribution shall be held in trust by the Trustee or such Holder for the holders of Senior Indebtedness, and if such facts shall, at or prior to the time of such payment or distribution, have been made known to the Trustee, shall be held by the Trustee in a separate account, and shall be paid over or delivered forthwith to the holders of Senior Indebtedness pro rata (or, if otherwise required by applicable law, to the trustee in bankruptcy, receiver, liquidating trustee, custodian, assignee, agent or other person making payment or distribution of assets of Alderwoods or Subsidiary Guarantor, as the case may be, for application to the payment of all Senior Indebtedness) until Payment In Full of all Senior Indebtedness, after giving effect to any concurrent indefeasible payment or distribution in cash or other payment satisfactory to the holders of Senior Indebtedness to or for the holders of Senior Indebtedness.

SECTION 13.03  NO PAYMENT WHEN SENIOR INDEBTEDNESS IN DEFAULT.

     Neither Alderwoods nor any Subsidiary Guarantor may pay any Subordinated Indebtedness if (i) any Payment Default occurs with respect to any Senior Indebtedness (and such default is not cured or waived in accordance with the express terms (if any) of the instruments and agreements (as the case may be) evidencing such Senior Indebtedness) or would occur upon making such payment on Subordinated Indebtedness or (ii) any Non-Payment Default occurs with respect to any Senior Indebtedness and the maturity of such Senior Indebtedness is accelerated in accordance with its terms (and such acceleration is not rescinded in accordance with the express terms (if any) of the instruments and agreements (as the case may be) evidencing such Senior Indebtedness), in either case, unless such Senior Indebtedness is Paid In Full. In addition (and without limiting the preceding sentence), following the occurrence of any Non-Payment Default with respect to any Designated Senior Indebtedness (or if a Non-Payment Default with respect to any Designated Senior Indebtedness would occur upon making such payment on Subordinated Indebtedness) which permits the holder or holders of such Designated Senior Indebtedness to accelerate the maturity thereof, upon the receipt by the Trustee and Alderwoods of written notice (a "PAYMENT BLOCKAGE NOTICE") from a Senior Trustee or the Agent Bank, neither the Trustee nor Alderwoods may pay any Subordinated Indebtedness during the period (the "PAYMENT BLOCKAGE PERIOD") commencing on the date of such receipt by the Trustee and Alderwoods of such written notice and ending on the earliest of (i) the date on which such Non-Payment Default shall have been cured or waived in accordance with the express terms (if any) of the instruments and agreements (as the case may be) evidencing such Designated Senior Indebtedness, (ii) the date on which all such Designated Senior Indebtedness shall have been discharged and Paid In Full, and (iii) the 180th day after the date of the receipt by the Trustee and Alderwoods of such written notice. Any number of such Payment Blockage Notices may be given; PROVIDED that notwithstanding any other provision of this Indenture, (i) only one Payment Blockage Notice may be given within any consecutive 360-day period, (ii) a Payment Blockage Notice shall be deemed to include notice of all other Non-Payment Defaults under such indenture or instrument that are actually known by the Senior Trustee or the Agent Bank, as applicable, to be continuing at the time of the event of default specified in such Payment Blockage Notice (each such specified or other known event of default, a "CONTINUING NON-PAYMENT DEFAULT"), and (iii) no Continuing Non-Payment Default that existed or was continuing on the date of delivery of any Payment Blockage Notice may be the basis for a subsequent Payment Blockage Notice unless such Continuing Non-Payment Default shall have been cured or waived for a period of not less than 90 days.

     If, notwithstanding the foregoing, Alderwoods or a Subsidiary Guarantor makes any payment to the Trustee or the Holder of any Subordinated Note prohibited by the foregoing provisions of this Section, then and in such event such payment shall be held in trust by the Trustee or any such Holder for the appropriate holders of such Senior Indebtedness, and if such facts shall, at or prior to the time of such payment, have been made known to the Trustee, shall be held by the Trustee in a separate account, and shall be paid over and delivered forthwith to the appropriate holders of such Senior Indebtedness until the amounts of such Senior Indebtedness then due are paid in full or provision made therefor.

     The provisions of this Section shall not apply to any payment with respect to which Section 13.02 would be applicable.

SECTION 13.04  SUBROGATION TO RIGHTS OF HOLDERS OF SENIOR INDEBTEDNESS.

     Subject to the prior Payment In Full of all Senior Indebtedness, the Holders shall be subrogated to the extent of the payments or distributions made to the holders of such Senior Indebtedness pursuant to the provisions of this
Article 13 to the rights of the holders of such Senior Indebtedness to receive payments and distributions of cash,


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property and securities applicable to the Senior Indebtedness until the
Subordinated Indebtedness shall be paid in full. For purposes of such subrogation, no payments or distributions to the holders of the Senior Indebtedness of any cash, property or securities to which the Holders of the Subordinated Notes or the Trustee would be entitled except for the provisions of this Article 13, and no payments made pursuant to the provisions of this Article 13 to the holders of Senior Indebtedness by Holders of the Subordinated Notes or the Trustee, shall, as among Alderwoods, the Subsidiary Guarantors, their creditors other than holders of Senior Indebtedness and the Holders, be deemed to be a payment or distribution by Alderwoods or any Subsidiary Guarantor to or on account of the Senior Indebtedness.

SECTION 13.05  PROVISIONS SOLELY TO DEFINE RELATIVE RIGHTS.

     The provisions of this Article 13 are and are intended solely for the purpose of defining the relative rights of the Holders on the one hand and the holders of Senior Indebtedness on the other hand. Nothing contained in this
Article 13 or elsewhere in this Indenture or in the Subordinated Notes is intended to or shall, as between Alderwoods and the Subsidiary Guarantors and the Holders of Subordinated Notes: (a) impair the obligations of Alderwoods and the Subsidiary Guarantors, which are absolute and unconditional, to pay to the Holders the principal of (and premium, if any) and interest on the Subordinated Notes as and when the same shall become due and payable in accordance with their terms; (b) affect the relative rights against Alderwoods and the Subsidiary Guarantors of the Holders or (c) prevent the Trustee or any Holder from exercising all remedies otherwise permitted by applicable law upon default under this Indenture, subject to the rights, if any, under this Article 13 of the holders of Senior Indebtedness to receive cash, property and securities otherwise payable or deliverable to the Trustee or such Holder.

     Except as expressly provided in this Article 13, nothing contained in this
Article 13 shall affect the obligation of Alderwoods and the Subsidiary Guarantors to make, or prevent Alderwoods or the Subsidiary Guarantors from making, payments of the principal of, premium, if any, and interest on the Subordinated Notes in accordance with the provisions hereof and thereof, or shall prevent the Trustee from applying any moneys deposited with it hereunder to the payment of the principal of, premium, if any, and interest on the Subordinated Notes.

SECTION 13.06  TRUSTEE TO EFFECTUATE SUBORDINATION.

          (a) Each Holder of a Subordinated Note by acceptance thereof authorizes and directs the Trustee on such Holder's behalf to take such action as may be necessary or appropriate to effectuate, as between the Holders and the holders of Senior Indebtedness, the subordination provided in this Article 13 and appoints the Trustee as attorney-in-fact for any and all such purposes.

          (b) The Agent Bank and each Senior Trustee are hereby irrevocably authorized to demand specific performance of the provisions of this Article 13, whether or not Alderwoods shall have complied with any of the provisions hereof applicable to it, any time when the Holders or the Trustee shall have failed, or threatened to fail, to comply with any of the provisions of this Article 13 applicable to them. The Holders and the Trustee hereby irrevocably waive any defense based on the adequacy of a remedy at law that might be asserted as a bar to such remedy of specific performance. The Holders and the Trustee hereby acknowledge that the provisions of this Article 13 are intended to be enforceable at all times, whether before or after the commencement of a proceeding referred to in
     Section 13.02.

SECTION 13.07  NO WAIVER OF SUBORDINATION PROVISIONS.

     No right of any present or future holder of any Senior Indebtedness to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of Alderwoods or any Subsidiary Guarantor or by any act or failure to act by any such holder, or by any non-compliance by Alderwoods or any Subsidiary Guarantor with the terms, provisions and covenants of this Indenture, regardless of any knowledge thereof any such holder may have or be otherwise charged with.

     Without in any way limiting the generality of the foregoing paragraph, the holders of Senior Indebtedness may, at any time and from time to time, without the consent of or notice to the Trustee or the Holders, without


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

incurring responsibility to the Trustee or the Holders and without impairing or releasing the subordination provided in this Article 13 or the obligations hereunder of the Trustee or the Holders to the holders of Senior Indebtedness, do any one or more of the following:

               (i) supplement, renew, extend, accelerate or otherwise change the time for payment of, or other terms relating to, the Senior Indebtedness, or any portion thereof, or otherwise modify, amend or change the terms of any promissory note or other agreement, document or instrument (including, without limitation, documents evidencing Designated Senior Indebtedness) relating to any Senior Indebtedness, including, without limitation, any increase or decrease of the principal amount thereof, the rate of interest thereon or the fees payable in connection therewith;

               (ii) waive or otherwise consent to noncompliance with any provision of any agreement, document or instrument (including, without limitation, documents evidencing Designated Senior Indebtedness) relating to any Senior Indebtedness;

               (iii)  accept partial payments on any Senior Indebtedness;

               (iv) receive, take and hold security or collateral for the payment or performance of any Senior Indebtedness and exchange, enforce, waive, substitute, liquidate, terminate, abandon, impair, fail to perfect, subordinate, transfer, alter, release or otherwise deal with any such security or collateral;

               (v) apply any and all such security or collateral and direct the order or manner of sale thereof;

               (vi) settle, release, compromise, collect or otherwise liquidate any Senior Indebtedness;

               (vii) add, release or substitute any one or more guarantors, makers or endorsers of all or any part of any Senior Indebtedness and otherwise deal with Alderwoods, or any guarantor, maker or endorser;

               (viii) apply any and all payments or recoveries from Alderwoods or from any guarantor, maker or endorser of all or any part of the Senior Indebtedness in such order as any holder of Senior Indebtedness (or any agent therefor) may determine, whether such Senior Indebtedness is secured or unsecured or guaranteed or not guaranteed by others; and

               (ix) exercise or refrain from exercising any rights against Alderwoods or any other Person.

SECTION 13.08  NOTICE TO TRUSTEE.

     Alderwoods shall give prompt written notice to the Trustee of any fact known to Alderwoods that would prohibit the making of any payment to or by the Trustee in respect of the Subordinated Notes. Notwithstanding the provisions of this Article 13 or any other provision of this Indenture, the Trustee shall not be charged with knowledge of the existence of any facts that would prohibit the making of any payment to or by the Trustee in respect of the Subordinated Notes, unless and until the Trustee shall have received written notice thereof at least one Business Day prior to any such payment date from Alderwoods, any Holder, the Agent Bank, a holder of any class of Senior Indebtedness or any one or more agents acting on behalf of any one or more holders of any class of Senior Indebtedness who (other than the Agent Bank or a Senior Trustee) shall have been certified by Alderwoods or otherwise established to the reasonable satisfaction of the Trustee to be such holder, or from any trustee therefor; and, prior to the receipt of any such written notice, the Trustee, subject to the provisions of Section 7.01 of the Indenture, shall be entitled in all respects to assume that no such facts exist.

     Subject to the provisions of Section 7.01 of the Indenture, the Trustee shall be entitled to rely on the delivery to it of a written notice by a Person representing himself to be a holder of Senior Indebtedness (or a trustee or agent therefor) to establish that such notice has been given by a holder of Senior Indebtedness (or a trustee or


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

agent therefor). If the Trustee determines in good faith that further evidence is required with respect to the right of any Person as a holder of Senior Indebtedness to participate in any payment or distribution pursuant to this
Article 13, the Trustee may request such Person to furnish evidence to the reasonable satisfaction of the Trustee, as to the amount of Senior Indebtedness held by such Person, the extent to which such person is entitled to participate in such payment or distribution and any other acts pertinent to the rights of such Person under this Article 13, and if such evidence is not furnished, the Trustee may defer any payment to such Person pending judicial determination as to the right of such Person to receive such payment.

SECTION 13.09  RELIANCE ON JUDICIAL ORDER OR CERTIFICATE OF LIQUIDATING AGENT.

     Upon any payment or distribution of assets of Alderwoods or any Subsidiary Guarantor referred to in this Article 13, the Trustee, subject to the provisions of Section 7.01 of the Indenture, and the Holders shall be entitled to rely upon any order or decree entered by any court of competent jurisdiction in which such insolvency, bankruptcy, receivership, liquidation, reorganization, dissolution, winding up or similar case or other proceeding is pending, or a certificate of the trustee in bankruptcy, receiver, liquidating trustee, custodian, assignee for the benefit of creditors, agent or other Person making such payment or distribution, delivered to the Trustee or to the Holders, for the purpose of ascertaining the Persons entitled to participate in such payment or distribution, the holders of the Senior Indebtedness and other Indebtedness of Alderwoods and the Subsidiary Guarantors, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article 13.

SECTION 13.10  TRUSTEE NOT FIDUCIARY FOR HOLDERS OF SENIOR INDEBTEDNESS.

     The Trustee shall not be deemed to owe any fiduciary duty to the holders of Senior Indebtedness and shall not be liable to any such holders, absent negligence or willful misconduct, if it shall pay over or distribute to Holders or to Alderwoods or to any other Person cash, property or securities to which any holders of Senior Indebtedness shall be entitled by virtue of this Article 13 or otherwise.

SECTION 13.11 RIGHTS OF TRUSTEE AS HOLDER OF SENIOR INDEBTEDNESS; INDEBTEDNESS; PRESERVATION OF TRUSTEE'S RIGHTS.

     The Trustee in its individual capacity shall be entitled to all the rights set forth in this Article 13 with respect to any Senior Indebtedness that may at any time be held by it, to the same extent as any other holder of Senior Indebtedness, and nothing in this Indenture shall deprive the Trustee of any of its rights as such holder.

SECTION 13.12  ARTICLE APPLICABLE TO PAYING AGENTS.

     If at any time any Paying Agent other than the Trustee has been appointed by Alderwoods and is acting hereunder as such, the term "Trustee" as used in this Article 13 shall in such case (unless the context otherwise requires) be constructed as extending to and including such Paying Agent within its meaning as fully for all intents and purposes as if such Paying Agent were named in this
Article 13 in addition to or in place of the Trustee; provided, however, that this Section 13.12 shall not apply to Alderwoods or any Affiliate of Alderwoods if it or such Affiliate acts as Paying Agent.

SECTION 13.13  AUTHORIZATION TO FILE CLAIMS: REINSTATEMENT OF SUBORDINATION.

          (a) Each of the Agent Bank and each Senior Trustee is hereby irrevocably authorized and empowered (in its own name or in the name of the Holders or the Trustee or otherwise), but shall have no obligation, to file claims and proofs of claim in respect of the Subordinated Notes in proceedings referred to in Section 13.02 in the event such claims or proofs of claim have not been filed prior to 30 days before such filings would be barred.

          (b) The provisions of this Article 13 shall continue to be effective or be immediately reinstated, as the case may be, if at any time any payment of any Senior Designated Indebtedness is rescinded or must otherwise be returned by the Agent Bank, any Lender or any other holder of any Senior Designated Indebtedness in connection with the insolvency, bankruptcy or reorganization of Alderwoods, any Subsidiary Guarantor or otherwise, all as though such payment had not been made.


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SECTION 13.14  NO SUSPENSION OF REMEDIES.

          (a) The failure to make a payment of Subordinated Indebtedness by reason of any provision of this Article 13 shall not be construed as preventing the occurrence of an Event of Default under Section 6.01. Nothing contained in this Article 13 shall limit the right of the Trustee or the Holders to take any action to accelerate the maturity of the Subordinated Notes pursuant to Article 6 or to pursue any rights or remedies hereunder or under applicable law, subject to the rights, if any, under this Article 13 of the holders, from time to time, of Senior Indebtedness; PROVIDED, HOWEVER, that neither the Trustee nor the Holders may accelerate amounts owing under the Subordinated Notes pursuant to the first sentence of Section 6.02 without first providing at least five Business Days prior written notice to the Agent Bank and Senior Trustees.

          (b) Notwithstanding any provisions to the contrary in the Indenture, so long as any Payment Blockage Period or Payment Default exists, neither the Trustee nor any Holder may for 120 days after the first date of such Payment Blockage Period or until such Payment Default is cured (i) ask, demand or sue for any payment, distribution or any other remedy in respect of the Subordinated Indebtedness or (ii) commence or join with any other creditor (other than the Lenders, the Agent Bank, the Senior Trustees, and other holders of Designated Senior Indebtedness) in commencing any proceeding referred to in Section 13.02; PROVIDED, HOWEVER, this clause (b) shall not restrict the ability of the Trustee or any Holder to file a proof of claim in respect of Indebtedness owed under this Indenture or Subordinated Notes.

SECTION 13.15  MISCELLANEOUS.

          (a) Each Holder, the Trustee, Alderwoods and each Subsidiary Guarantor will, at Alderwoods' sole expense and at any time and from time to time, promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that the Agent Bank or a Senior Trustee may request, in order to protect any right or interest granted or purported to be granted by the provisions of this Article 13 or to enable the Agent Bank or Senior Trustee to exercise and enforce rights and remedies hereunder.

          (b) All rights and interests under this Article 13 of the Lenders, the Agent Bank and any other holder of Senior Indebtedness, and all agreements and obligations of the Holders, the Trustee, Alderwoods and the Subsidiary Guarantors under this Article 13 shall remain in full force and effect irrespective of:

               (i) the invalidity or unenforceability of any security or collateral for or guaranty of all or any part of the Senior Indebtedness or of any promissory note or other agreement, document or instrument (including, without limitation, documents evidencing Designated Senior Indebtedness) evidencing or in respect of all or any Senior Indebtedness, or the lack of perfection or continuing perfection or failure of priority of any security or collateral for all or any part of the Senior Indebtedness or any guaranty therefor;

               (ii) the absence of any attempt to collect the Senior Indebtedness, or any portion thereof, or other action to enforce the same;

               (iii) any failure to acquire, perfect or maintain any security interest in, or to preserve any rights to, any security or collateral for all or any part of the Senior Indebtedness or any guaranty therefor;

               (iv) any election in any proceeding instituted under Bankruptcy Law;

               (v) any borrowing or grant of a security interest or other Lien by Alderwoods or any Subsidiary Guarantor as debtor- in-possession, or extension of credit, under Bankruptcy Law;

               (vi) the disallowance, under Bankruptcy Law, of all or any portion of any claim(s) for repayment of the Senior Indebtedness;

               (vii)  any use of cash collateral under Bankruptcy Law;


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

               (viii) any agreement or stipulation as to the provision of adequate protection in any bankruptcy proceeding;

               (ix) the avoidance of any Lien in favor of any holder of Senior Indebtedness (or any agent therefor) for any reason;

               (x) any bankruptcy, insolvency, reorganization, arrangement, readjustment of debt, liquidation or dissolution proceeding, including without limitation, any discharge of, or bar or stay against collecting or accelerating, all or any of the Senior Indebtedness in or as a result of any such proceeding;

               (xi) any failure to file or enforce a claim against Alderwoods, any Subsidiary Guarantor or estate thereof in any bankruptcy or insolvency case or proceeding; or

               (xii) any other circumstance that might otherwise constitute a legal or equitable defense to, or discharge of, Alderwoods, a Subsidiary Guarantor or a subordinated creditor.

          (c) The Holders, the Trustee and Alderwoods and the Subsidiary Guarantors each hereby waive promptness, diligence, notice of acceptance and any other notice with respect to any of the Senior Indebtedness and this Article 13 and any requirement that the Agent Bank, any Lender, Senior Trustee or any other holder of Senior Indebtedness protect, secure, perfect or insure any security interest or lien or any property subject thereto or exhaust any right or take any action against Alderwoods or any other Person or any collateral.

          (d) No failure on the part of the Agent Bank, a Senior Trustee, any Lender, or any other holder of Senior Indebtedness to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof, and no single or partial exercise of any right hereunder shall preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

          (e) The provisions of this Article 13 constitute a continuing agreement and (i) shall remain in full force and effect until the Senior Indebtedness shall have been Paid In Full, (ii) shall be binding upon the Holders and the Trustee, Alderwoods and the Subsidiary Guarantors, and their successors and assigns, (iii) shall inure to the benefit of and be enforceable by the Agent Bank, the Lenders, the Senior Trustees, and each other holder of Senior Indebtedness and their successors, participants, transferees and assigns and (iv) may not be amended or modified in any way (and neither may the definitions used therein) that would impair the rights of any holder of Designated Senior Indebtedness without the written consent of such impaired holder, and in any event no such amendment or modification shall be effective against any holder of Designated Senior Indebtedness who has not consented thereto in writing. Without limiting the generality of the foregoing clause any Lender may assign or otherwise transfer any promissory note issued under the Exit Facility held by it, or grant any participation in any of its rights or obligations under the Exit Facility, and any holder of Two-Year Notes, Five-Year Notes, or Seven-Year Notes may assign or otherwise transfer any such securities, to any other Person, and such other Person shall thereupon become vested with all the rights in respect thereof granted to such Lender or holder, as the case may be, herein or otherwise. The provisions of this Article 13 are intended to be for the benefit of, and shall be enforceable directly by, the Lenders, any one or more agents acting on their respective behalf (including, without limitation, the Agent Bank), and the Senior Trustees.

SECTION 13.16  CERTAIN CONVERSIONS NOT DEEMED PAYMENT.

     For the purposes of this Article 13 only, the issuance and delivery of Alderwoods Common Stock (and related cash in place of fractional shares delivered pursuant to Section 14.03, if any) upon conversion of Subordinated Notes in accordance with Article 14 hereof shall not be deemed to constitute a payment or distribution on account of the principal of (and premium, if any) or interest on Subordinated Notes or on account of the purchase or other acquisition of Subordinated Notes.

     Nothing contained in this Article 13 or elsewhere in this Indenture or in the Subordinated Notes is intended to or shall impair, as among Alderwoods, its creditors (other than holders of Senior Indebtedness) and the Holders of


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Subordinated Notes, the right, which is absolute and unconditional, of the
Holder of any Subordinated Notes to convert such Subordinated Notes in accordance with Article 14 hereof.

                                   ARTICLE 14

                               CONVERSION OF NOTES

SECTION 14.01  RIGHT TO CONVERT.

     Any Holder has the right, in accordance with the terms and provisions of this Indenture, at such Holder's option, at any time after the original issuance of the Subordinated Notes hereunder through the close of business on the second Business Day prior to the date of repurchase, redemption or final maturity of the Subordinated Notes (except as provided in Section 3.08) to convert the principal amount of any such Subordinated Note, or any portion of such principal amount that is $100 or an integral multiple thereof, into that number of duly authorized, validly issued, fully paid and non-assessable shares of Alderwoods Common Stock (as such shares shall then be constituted) obtained by dividing the principal amount of the Subordinated Note or portion thereof surrendered for conversion by the Conversion Price in effect at such time, by surrender of the Subordinated Note to be so converted in whole or in part in the manner provided, together with any required funds, if any, in Section 14.02. A Holder of Subordinated Notes is not entitled to any rights of a holder of Alderwoods Common Stock until the Holder has converted its Subordinated Notes to Alderwoods Common Stock, and only to the extent such Subordinated Notes are deemed to have been converted to Alderwoods Common Stock under this Article 14; PROVIDED that in case a Subordinated Note or portion thereof is called for redemption, the conversion right in respect of the Subordinated Note or the portion so called shall expire at the close of business two Business Days prior to the applicable Redemption Date, unless Alderwoods defaults in making the payment due on redemption, in which case the conversion right shall terminate on the date such default is cured.

SECTION 14.02 EXERCISE OF CONVERSION PRIVILEGE; ISSUANCE OF ALDERWOODS COMMON STOCK ON CONVERSION; NO ADJUSTMENT FOR INTEREST OR DIVIDENDS.

     To exercise the conversion privilege with respect to any Subordinated Note in certificated form, the Holder of any such Subordinated Note to be converted in whole or in part shall surrender such Subordinated Note, duly endorsed or endorsed in blank, at an office or agency maintained by Alderwoods pursuant to
Section 4.02, accompanied by the funds, if any, required by this Section 14.02, and shall give written notice of conversion in the form provided on the Subordinated Notes (or such other notice that is acceptable to Alderwoods) to the office or agency that the Holder elects to convert such Subordinated Note or the portion thereof specified in said notice. Such notice shall also state the name or names (with address or addresses) in which the certificate or certificates for shares of Alderwoods Common Stock which shall be issuable on such conversion shall be issued, and shall be accompanied by transfer taxes, if required pursuant to Section 14.07. Each such Subordinated Note surrendered for conversion shall, unless the shares issuable on conversion are to be issued in the same name as the registration of such Subordinated Note, be duly endorsed by, or be accompanied by instruments of transfer in form satisfactory to Alderwoods duly executed by, the Holder or the Holder's duly authorized attorney.

     As promptly as practicable after satisfaction of the requirements for conversion set forth above, subject to compliance with any restrictions on transfer if shares issuable on conversion are to be issued in a name other than that of the Holder (as if such transfer were a transfer of the Subordinated Note or Subordinated Notes (or portion thereof) so converted), Alderwoods shall issue and shall deliver to such Holder at the office or agency maintained by Alderwoods for such purpose pursuant to Section 4.02, a certificate or certificates for the number of full shares of Alderwoods Common Stock issuable upon the conversion of such Subordinated Note or portion thereof in accordance with the provisions of this Article and, if applicable, a check or cash in respect of any fractional interest in respect of a share of Alderwoods Common Stock arising upon such conversion, as provided in Section 14.03.

     Each conversion shall be deemed to have been effected as to any such Subordinated Note (or portion thereof) on the date on which the requirements set forth above in this Section 14.02 have been satisfied as to such Subordinated Note (or portion thereof), and the Person in whose name any certificate or certificates for shares of Alderwoods Common Stock shall be issuable upon such conversion shall be deemed to have become on said date the holder of record of the shares represented thereby; PROVIDED, HOWEVER, that any such surrender on any


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date when the stock transfer books of Alderwoods shall be closed shall constitute the Person in whose name the certificates are to be issued as the record holder thereof for all purposes on the next succeeding day on which such stock transfer books are open, but such conversion shall be at the Conversion Price in effect on the date upon which such Subordinated Note shall be surrendered in accordance with the applicable terms of the Indenture.

     Any Subordinated Note or portion thereof surrendered for conversion during the period from the close of business on the record date for any interest payment date to the close of business on the Business Day next preceding the following interest payment date must (unless such Subordinated Note or portion thereof being converted shall have been called for redemption on a redemption date, or tendered for repurchase on a repurchase date, that occurs during the period from the close of business on such record date to the close of business on the Business Day next preceding the following interest payment date) be accompanied by payment, in same day funds or other funds acceptable to Alderwoods, of an amount equal to the interest otherwise payable on such interest payment date on the principal amount being converted; PROVIDED, HOWEVER, that no such payment need be made to the extent there exists at the time of conversion a default in the payment of interest due on the Subordinated Notes surrendered for conversion. Except as expressly provided in this Article 14, no payment or other adjustment shall be made for interest accrued on any Subordinated Note converted or for dividends on any shares issued upon the conversion of such Subordinated Note as provided in this Article.

     Upon the conversion of an interest in a Subordinated Note, the Trustee (or other conversion agent appointed by Alderwoods) shall authenticate and deliver to the Holder of the Subordinated Note so surrendered, without charge to such holder, a new Subordinated Note or Subordinated Notes in authorized denominations in an aggregate principal amount equal to the unconverted portion of the surrendered Subordinated Note. Alderwoods shall notify the Trustee in writing of any conversions of Subordinated Notes effected through any conversion agent other than the Trustee.

     All Subordinated Notes delivered for conversion shall be delivered to the Trustee to be canceled by or at the direction of the Trustee, which shall dispose of the same as provided in Section 2.13.

SECTION 14.03  CASH PAYMENTS OR ROUNDING UP IN LIEU OF FRACTIONAL SHARES.

     No fractional shares of Alderwoods Common Stock or scrip representing fractional shares shall be issued upon conversion of Subordinated Notes. If more than one Subordinated Note shall be surrendered for conversion at one time by the same Holder, the number of full shares that shall be issuable upon conversion shall be computed on the basis of the aggregate principal amount of the Subordinated Notes (or specified portions thereof to the extent permitted thereby) so surrendered. If any fractional share of stock would be issuable upon the conversion of any Subordinated Note or Subordinated Notes, Alderwoods shall, at its option, make an adjustment and payment therefor in cash at the Closing Price thereof on the last Business Day immediately preceding the day on which the Subordinated Notes (or specified portions thereof) are deemed to have been converted to the Holder of Subordinated Notes or round up the number of shares to be received to the nearest whole share.

SECTION 14.04  CONVERSION PRICE.

     The initial conversion price shall be as specified in the form of Subordinated Note (herein called, as adjusted from time to time, the "CONVERSION PRICE") attached as Exhibit A hereto, as the case may be, subject to adjustment as provided in this Article 14.

SECTION 14.05  ADJUSTMENT OF CONVERSION PRICE.

     The Conversion Price shall be adjusted from time to time by Alderwoods as follows:

          (a) If Alderwoods hereafter pays a dividend or makes a distribution to all holders of the outstanding Alderwoods Common Stock in shares of Alderwoods Common Stock, the Conversion Price in effect immediately after the date fixed for the determination of stockholders entitled to receive such dividend or other distribution shall be reduced by multiplying such Conversion Price by a fraction the numerator of which shall be the number of shares of the Alderwoods Common Stock outstanding at the close of business on the date fixed for such determination and the denominator of which shall be the sum of such number of shares and the total number of shares constituting such dividend or other distribution, such reduction, subject to Alderwoods' rights under
     Section 14.05(k), to become effective immediately after the date following the date fixed for such determination. If any dividend or distribution of the type described in this Section 14.05(a) is declared but not so paid or made, the Conversion Price shall again be adjusted to the Conversion Price that would then be in effect if such dividend or distribution had not been declared.

          (b) If outstanding shares of Alderwoods Common Stock are subdivided into a greater number of shares of Alderwoods Common Stock, the Conversion Price in effect immediately after the day upon which such subdivision becomes effective shall be proportionately reduced, and conversely, in case outstanding shares of Alderwoods Common Stock shall be combined into a smaller number of shares of Alderwoods Common Stock, the Conversion Price in effect immediately after the day following the day upon which such combination becomes effective shall be proportionately increased, such reduction or increase, as the case may be, to become effective immediately after the day upon which such subdivision or combination becomes effective.

          (c) If Alderwoods distributes to all holders of Alderwoods Common Stock, as such, (i) evidences of indebtedness or assets (excluding regular cash dividends or cash distributions payable out of surplus or net profits legally available therefor or those distributions described in Section 14.05(a)) of Alderwoods or any Subsidiary of Alderwoods, (ii) shares of capital stock of Alderwoods or any Subsidiary of Alderwoods (excluding Alderwoods Common Stock), (iii) securities convertible into or exchangeable for capital stock of Alderwoods (including Alderwoods Common Stock or capital stock of any other class) or any Subsidiary of Alderwoods, or (iv) any rights, options or warrants to purchase any of the foregoing (excluding those described in Section 14.05(d)), then the Conversion Price shall be adjusted by multiplying such Conversion Price by a fraction (not to be more than one), the numerator of which will be the Current Market Price (as defined below) per share of Alderwoods Common Stock on the record date for such distribution less the fair value (as determined in good faith by the Board of Directors of Alderwoods, whose determination will be conclusive if based on the financial advice of a nationally recognized investment banking firm) of the portion of the evidences of indebtedness, assets, securities or rights, options or warrants so distributed on account of one share of Alderwoods Common Stock and the denominator of which will be such Current Market Price per share of Alderwoods Common Stock. Such adjustment shall become effective immediately after the record date for the determination of stockholders entitled to receive such distribution. If the record date for any such distribution is fixed but such distribution is not thereafter made, then the Conversion Price shall again be adjusted to the Conversion Price that would then be in effect if such distribution had not been declared. Except as provided in Section 14.05(h), no further adjustments will be made upon the actual conversion or exchange of such convertible or exchangeable securities or upon the actual exercise of such rights, options or warrants. If the fair value (as so determined) of the portion of the evidences of indebtedness, assets, securities or rights, options or warrants so distributed on account of one share of Alderwoods Common Stock is equal to or greater than the Current Market Price per share of Alderwoods Common Stock on the record date for such distribution, in lieu of the foregoing adjustment, then provision will be made so that the Holder of a Subordinated Note will be entitled to receive the sum of (A) the number of shares of Alderwoods Common Stock that, if such Subordinated Note had been converted immediately prior to such record date, such Holder would have received upon conversion and (B) such evidences of indebtedness, assets, securities or rights, options or warrants that such Holder would have been entitled to receive as a result of such distribution by virtue of such Holder's ownership of such shares.

          (d) If Alderwoods issues rights, options or warrants to all holders of outstanding shares of Alderwoods Common Stock, as such, entitling the holders of such rights, options or warrants to subscribe for or purchase shares of Alderwoods Common Stock at a price per share that is lower on the record date mentioned below than the Current Market Price per share of Alderwoods Common Stock on such record date, then the Conversion Price shall be adjusted by multiplying such Conversion Price by a fraction (not to be greater than one), the numerator of which will be the number of shares of Alderwoods Common Stock outstanding on such record date plus the number of shares of Alderwoods Common Stock which the aggregate subscription or purchase price of the total number of shares of Alderwoods Common Stock so offered would purchase at the Current Market Price per share of Alderwoods Common Stock on such record date, and the denominator of which will be the number of shares of Alderwoods Common Stock outstanding on such record date plus the number of additional shares of Alderwoods Common Stock offered by such rights, options or warrants for subscription or purchase. Such adjustment will become effective immediately after the record date for the determination of the stockholders entitled to receive such rights, options or warrants. If the record date for any such issuance is fixed but such issuance is not thereafter made, then the Conversion Price shall again be adjusted to the Conversion Price that would then be in effect if such record date had not been fixed. If such subscription or purchase price may be paid in a consideration part or all of which is in a form other than cash, the fair value of such consideration will be as determined by the Board of Directors of Alderwoods, whose determination will be conclusive if based on the financial advice of a nationally recognized investment banking firm. Except as provided in
     Section 14.05(h), no further adjustments of the Conversion Price will be made upon the actual issue of shares of Alderwoods Common Stock upon exercise of such rights, options or warrants.

          (e) If Alderwoods issues shares of Alderwoods Common Stock or securities convertible into or exchangeable for shares of Alderwoods Common Stock or rights, options or warrants, entitling the holders of such rights, options or warrants to subscribe for or purchase shares of Alderwoods Common Stock (excluding shares of Alderwoods Common Stock, convertible or exchangeable securities or rights, options or warrants issued in any of the transactions described in paragraph (a), (b), (c) or (d) of this Section 14.05) for a purchase price per share of such Alderwoods Common Stock, for a conversion or exchange price per share of Alderwoods Common Stock initially deliverable upon conversion or exchange of such securities or for a subscription or purchase price per share of Alderwoods Common Stock initially deliverable upon exercise of such rights, options or warrants, that is less than the Current Market Price per share of Alderwoods Common Stock on the date the purchase, conversion, exchange or subscription price of such additional shares of Alderwoods Common Stock is first fixed, then the Conversion Price will be adjusted by multiplying the Conversion Price by a fraction (not to be greater than one), the numerator of which will be the number of shares of Alderwoods Common Stock outstanding on the date of such issuance plus the number of additional shares of Alderwoods Common Stock which the aggregate purchase, conversion, exchange or subscription price received or receivable by Alderwoods for such additional shares of Alderwoods Common Stock would purchase at the Current Market Price per share of Alderwoods Common Stock on such date, and the denominator of which will be the number of shares of Common Stock outstanding on such date plus the number of shares of Alderwoods Common Stock so issued or issuable upon such conversion, exchange or exercise. Such adjustment shall become effective immediately after such shares of Alderwoods Common Stock or convertible or exchangeable securities are issued. If such purchase, conversion, exchange or subscription price may be paid in a consideration part or all of which is in a form other than cash, the fair value of such consideration will be as determined by the Board of Directors of Alderwoods, whose determination will be conclusive if based on the financial advice of a nationally recognized investment banking firm. Except as provided in Section 14.05(h), no further adjustment will be made upon the actual issue of shares of Alderwoods Common Stock upon conversion or exchange of such securities convertible into or exchangeable for shares of Alderwoods Common Stock or upon exercise of rights, options or warrants entitling the holder of such rights, options or warrants to subscribe for or purchase shares of Alderwoods Common Stock.

          (f) For purposes of this Agreement, the "CURRENT MARKET PRICE" per share of Alderwoods Common Stock on any date will be the average of the daily Closing Prices for 20 consecutive Trading Days commencing 30 Trading Days before the date of such computation; PROVIDED, HOWEVER, that if the Current Market Price per share of Alderwoods Common Stock is determined during a period following the announcement of (i) a dividend or distribution on Alderwoods Common Stock payable in shares of Alderwoods Common Stock or securities convertible into or exchangeable for shares of Alderwoods Common Stock or (ii) any subdivision, combination or reclassification of shares of Alderwoods Common Stock, and prior to the expiration of 30 Trading Days after the ex-dividend date of such dividend or distribution, or the issuance date for such subdivision, combination or reclassification, then, and in each such case, the Current Market Price per share will be appropriately adjusted to take into account ex-dividend trading or to reflect the Current Market Price per share per Alderwoods Common Stock equivalent. The closing price for each day (the "CLOSING PRICE") will be the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which shares of Alderwoods Common Stock are listed or admitted to trading or, if shares of Alderwoods Common Stock are not listed or admitted to trading on any national securities exchange, the last quoted price or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by The Nasdaq Stock Market, Inc. or such other system then in use, or, if on any such date shares of Alderwoods Common Stock are not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in shares of Alderwoods Common Stock selected by the Board of Directors of Alderwoods. If Alderwoods Common Stock is not publicly held or not so listed or traded, or is not the subject of available bid and asked quotes, "CURRENT MARKET PRICE" per share will mean the fair value per share as determined in good faith by the Board of Directors of Alderwoods. "TRADING DAY" means any day on which shares of Alderwoods Common Stock are traded on the principal national securities exchange on which shares of Alderwoods Common Stock are listed or admitted to trading or, if shares of Alderwoods Common Stock are not so listed or admitted to trading, in the over-the-counter market.

          (g) Notwithstanding anything to the contrary in this Section 14.05, no adjustment in the Conversion Price will be made under paragraph (a),
     (c), (d) or (e) of this Section 14.05 if Alderwoods issues or distributes to each Holder the shares, rights, options, warrants, convertible or exchangeable securities, evidences of indebtedness, assets or other securities referred to in the applicable paragraph that such Holder would have been entitled to receive had the Subordinated Notes been converted prior to the happening of such event or the record date with respect thereto (PROVIDED that, in any case in which such Holder would have been so entitled to receive a fractional interest in any such securities or assets, Alderwoods may distribute to such Holder in lieu of such fractional interest cash in an amount equal to the fair value of such fractional interest as determined in good faith by the Board of Directors of Alderwoods). Notwithstanding anything to the contrary in this Section 14.05, no adjustment in the Conversion Price will be made on account of:
     (1) any issuance of shares of Alderwoods Common Stock, or of options, rights or warrants to purchase, or securities convertible into or exchangeable for, shares of Alderwoods Common Stock, pursuant to the Plan of Reorganization, (2) any issuance of shares of Alderwoods Common Stock upon the exercise of options, rights or warrants or upon the conversion or exchange of convertible or exchangeable securities, in either case issued pursuant to the Plan of Reorganization or outstanding as of the date hereof, (3) any issuance of shares of Alderwoods Common Stock, or of options, rights or warrants, or of other securities, pursuant to a share purchase rights plan or any similar plan adopted by the Board of Directors of Alderwoods, (4) any issuance of shares of Alderwoods Common Stock, or of options, rights or warrants to purchase, or securities convertible into or exchangeable for, shares of Alderwoods Common Stock, in accordance with any plan for the benefit of the employees or directors of Alderwoods existing as of the date hereof or contemplated by the Plan of Reorganization or any other plan adopted by the directors of Alderwoods for the benefit of the employees or directors of Alderwoods or any of its Subsidiaries, (5) any issuance of shares of Alderwoods Common Stock in connection with a plan sponsored by Alderwoods for reinvestment of dividends or interest, (6) any issuance of shares of Alderwoods Common Stock, securities convertible into or exchangeable for shares of Alderwoods Common Stock or rights, options or warrants entitling the holder of such rights, options or warrants to subscribe for or purchase shares of Alderwoods Common Stock pursuant to an underwritten public offering for a price per share of Alderwoods Common Stock in the case of an issuance of shares of Alderwoods Common Stock, for a price per share of Alderwoods Common Stock initially deliverable upon conversion or exchange of such securities or for a subscription or purchase price per share of Alderwoods Common Stock initially deliverable upon exercise of such rights, options or warrants, that is equal to or greater than 95% of the Closing Price per share of Alderwoods Common Stock on the date the offering, conversion, exchange, subscription or purchase price of such additional shares of Alderwoods Common Stock is first fixed, or (7) any issuance of shares of Alderwoods Common Stock or other securities to the owners of any entity that is directly or indirectly acquired by Alderwoods in an arm's-length transaction approved by the Board of Directors of Alderwoods. Notwithstanding anything to the contrary in this
     Section 14.05, no adjustment in the Conversion Price will be made for a change in the par value of the shares of Alderwoods Common Stock.

          (h) Upon the expiration of any rights, options, warrants or conversion or exchange privileges, if any thereof have not been exercised, the Conversion Price will, upon such expiration, be readjusted and will thereafter be such as it would have been had it been originally adjusted (or had the original adjustment not been required, as the case may be) as if (i) the only shares of Alderwoods Common Stock so issued were the shares of Alderwoods Common Stock, if any, actually issued or sold upon the exercise of such rights, options, warrants or conversion or exchange privileges and (ii) such shares of Alderwoods Common Stock, if any, were issued or sold for the consideration actually received by Alderwoods upon such exercise, conversion or exchange plus the aggregate consideration, if any, actually received by Alderwoods for the issuance, sale or grant of all such rights, options, warrants or conversion or exchange privileges whether or not exercised; PROVIDED, HOWEVER, that no such readjustment will have the effect of increasing the Conversion Price by an amount in excess of the amount of the adjustment initially made in respect of the issuance, sale, or grant of such rights, options, warrants or conversion or exchange privileges.

          (i) Notwithstanding anything to the contrary in this Section 14.05, no adjustment in the Conversion Price shall be required unless such adjustment would require an increase or decrease of at least 1% in such price; PROVIDED, HOWEVER, that any adjustments that by reason of this
     Section 14.05(i) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Article 14 shall be made by Alderwoods and shall be made to the nearest tenth of one cent or to the nearest one-hundredth (1/100) of a share, as the case may be.

          (j) Whenever the Conversion Price is adjusted as herein provided, Alderwoods shall promptly file with the Trustee and any conversion agent other than the Trustee an Officers' Certificate setting forth the Conversion Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment. Promptly after delivery of such certificate, Alderwoods shall prepare a notice of such adjustment of the Conversion Price setting forth the adjusted Conversion Price and the date on which each adjustment becomes effective and shall mail such notice of such adjustment of the Conversion Price to the Holder of each Subordinated Note within 20 days after execution thereof. Failure to deliver such notice shall not affect the legality or validity of any such adjustment.

          (k) In any case in which this Section 14.05 provides that an adjustment shall become effective immediately after a record date for an event, Alderwoods may defer until the occurrence of such event (i) issuing to the Holder of any Subordinated Note converted after such record date and before the occurrence of such event the additional shares of Alderwoods Common Stock issuable upon such conversion by reason of the adjustment required by such event over and above the Alderwoods Common Stock issuable upon such conversion before giving effect to such adjustment and (ii) paying to such holder any amount in cash or additional shares in lieu of any fraction pursuant to Section 14.03.

          (l) For purposes of this Section 14.05, the number of shares of Alderwoods Common Stock at any time outstanding shall not include shares held in the treasury of Alderwoods but shall include shares issuable in respect of scrip certificates issued in lieu of fractions of shares of Alderwoods Common Stock. Alderwoods shall not pay any dividend or make any distribution on shares of Alderwoods Common Stock held in treasury.

SECTION 14.06  EFFECT OF RECLASSIFICATION, CONSOLIDATION, MERGER OR SALE.

     If any of the following events occur, namely (i) any reclassification or change of the outstanding shares of Alderwoods Common Stock (other than a subdivision or combination to which Section 14.05(b) applies), (ii) any consolidation, merger or combination of Alderwoods with another Person as a result of which all holders of Alderwoods Common Stock shall be entitled to receive stock, other securities or other property or assets (including cash) with respect to or in exchange for such Alderwoods Common Stock, or (iii) any sale or conveyance of all or substantially all of the properties and assets of Alderwoods to any other Person as a result of which all Holders of Alderwoods Common Stock shall be entitled to receive stock, other securities or other property or assets (including cash) with respect to or in exchange for such Alderwoods Common Stock, then Alderwoods or the successor or purchasing Person, as the case may be, shall execute with the Trustee a supplemental indenture (which shall comply with the Trust Indenture Act as in force at the date of execution of each supplemental indenture) providing that the Subordinated Notes shall be convertible into the kind and amount of shares of stock, other securities or other property or assets (including cash) receivable upon such reclassification, change, consolidation, merger, combination, sale or conveyance by a holder of a number of shares of Alderwoods Common Stock issuable upon conversion of such Subordinated Notes (assuming, for such purposes, a sufficient number of authorized shares of Alderwoods Common Stock available to convert all such Subordinated Notes) immediately prior to such reclassification, change, consolidation, merger, combination, sale or conveyance assuming such holder of Alderwoods Common Stock did not exercise such holder's rights of election, if any, as to the kind or amount of securities, cash or other property receivable upon such reclassification, change, consolidation, merger, combination, sale or conveyance; provided that, if the kind or amount of stock, other securities or other property or assets (including cash) receivable upon such reclassification, change, consolidation, merger, combination, sale or conveyance is not the same for each share of Alderwoods Common Stock in respect of which such rights of election shall not have been exercised ("non-electing share"), then for the purposes of this Section 14.06 the kind and amount of securities, cash or other property receivable upon such reclassification, change, consolidation, merger, combination, sale or conveyance for each non-electing share shall be deemed to be the kind and amount so receivable per share by a plurality of the non-electing shares. Such supplemental indenture shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Article.

     Alderwoods shall cause notice of the execution of such supplemental indenture to be mailed to each Holder of Subordinated Notes within 20 days after execution thereof. Failure to deliver such notice shall not affect the legality or validity of such supplemental indenture.

     The above provisions of this Section shall similarly apply to successive reclassifications, changes, consolidations, mergers, combinations, sales and conveyances.

     If this Section 14.06 applies to any event or occurrence, Section 14.05 shall not apply.

SECTION 14.07  TAXES ON SHARES ISSUED.

     The issue of stock certificates on conversions of Subordinated Notes shall be made without charge to the converting Holder for any tax or duties in respect of the issue thereof. Alderwoods shall not, however, be required to pay any tax or duty that may be payable in respect of any transfer involved in the issue and delivery of stock in any name other than that of the Holder of any Subordinated Note converted, and Alderwoods shall not be required to issue or deliver any such stock certificate unless and until the Person or Persons requesting the issue thereof shall have paid to Alderwoods the amount of such tax or shall have established to the satisfaction of Alderwoods that such tax has been paid.

SECTION 14.08  RESERVATION OF SHARES; LISTING OF ALDERWOODS COMMON STOCK.

     Alderwoods shall at all times have reserved and available, free from preemptive rights, out of its authorized but unissued Alderwoods Common Stock, sufficient shares of Alderwoods Common Stock to provide for the full conversion of the Subordinated Notes then outstanding. Alderwoods covenants that all shares of Alderwoods Common Stock to be issued upon conversion of the Subordinated Notes are duly authorized and, when issued, will be validly issued, duly paid and non-assessable and, except as provided in Section 14.07, free and clear of all taxes, liens and other encumbrances. Before taking any action that would cause an adjustment reducing the Conversion Price below the then par value, if any, of the Alderwoods Common Stock issuable upon conversion of the Subordinated Notes, Alderwoods shall take all corporate action that may, in the opinion of its counsel, be necessary so that Alderwoods may validly and legally issue shares of Alderwoods Common Stock at such adjusted Conversion Price.

     Alderwoods further covenants that, subject to the terms of this Indenture and compliance by the Holders of the Subordinated Notes with applicable law, if at any time the Alderwoods Common Stock shall be listed on The New York Stock Exchange or any other national securities exchange or automated quotation system, Alderwoods will, if permitted by the rules of such exchange or automated quotation system, use reasonable efforts to list and keep listed, so long as the Alderwoods Common Stock shall be so listed on such exchange or automated quotation system, all Alderwoods Common Stock issuable upon conversion of the Subordinated Notes; PROVIDED, HOWEVER, that, if the rules of such exchange or automated quotation system permit Alderwoods to defer the listing of such Alderwoods Common Stock until the first conversion of the Subordinated Notes into Alderwoods Common Stock in accordance with the provisions of this Indenture, Alderwoods covenants to list such Alderwoods Common Stock issuable upon conversion of the Subordinated Notes in accordance with the requirements of such exchange or automated quotation system at such time.

SECTION 14.09  RESPONSIBILITY OF TRUSTEE.

     The Trustee and any other conversion agent shall not at any time be under any duty or responsibility to any Holder of Subordinated Notes to determine the Conversion Price or whether any facts exist that may require any adjustment of the Conversion Price, or with respect to the nature or extent or calculation of any such adjustment when made, or with respect to the method employed, or herein or in any supplemental indenture provided to be employed, in making the same. The Trustee and any other conversion agent shall not be accountable with respect to the validity or value (or the kind or amount) of any shares of Alderwoods Common Stock, or of any securities or property, which may at any time be issued or delivered upon the conversion of any Subordinated Note; and the Trustee and any other conversion agent make no representations with respect thereto. Neither the Trustee nor any conversion agent shall be responsible for any failure of Alderwoods to issue, transfer or deliver any shares of


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

Alderwoods Common Stock or stock certificates or other securities or property or cash upon the surrender of any Subordinated Note for the purpose of conversion or to comply with any of the duties, responsibilities or covenants of Alderwoods contained in this Article 14. Without limiting the generality of the foregoing, neither the Trustee nor any conversion agent shall be under any responsibility to determine the correctness of any provisions contained in any supplemental indenture entered into pursuant to Section 14.06 relating either to the kind or amount of shares of stock or securities or property (including cash) receivable by Holders upon the conversion of their Subordinated Notes after any event referred to in such Section 14.06 or to any adjustment to be made with respect thereto, but, subject to the provisions of Section 7.01, may accept as conclusive evidence of the correctness of any such provisions, and shall be protected in relying upon, the Officers' Certificate (which Alderwoods shall be obligated to file with the Trustee prior to the execution of any such supplemental indenture) with respect thereto.

SECTION 14.10  NOTICES TO HOLDERS.

     If, at any time (with respect to each Holder, prior to such Holder's exercise of conversion rights), any of the following events occur:

          (a) Alderwoods declares any dividend payable in any securities upon shares of Alderwoods Common Stock or makes any distribution (other than a regular cash dividend or cash distributions payable out of surplus or net profits legally available therefor) to the holders of Alderwoods Common Stock;

          (b) Alderwoods offers to the holders of Alderwoods Common Stock any shares of Capital Stock of Alderwoods or any Subsidiary thereof or securities convertible into or exchangeable for shares of Capital Stock of Alderwoods or any Subsidiary thereof or any option, right or warrant to subscribe for or purchase any thereof;

          (c) Alderwoods distributes to the holders of Alderwoods Common Stock evidences of indebtedness or assets (including any cash dividend that would result in an adjustment under Section 14.05) of Alderwoods or any Subsidiary thereof;

          (d) Any reclassification of Alderwoods Common Stock, any consolidation of Alderwoods with or merger of Alderwoods into another Person, any sale, transfer or lease to another Person of all or substantially all the property of Alderwoods, or any proposal of Alderwoods to effect any of the foregoing transactions that has been publicly announced by Alderwoods; or

          (e) Any proposal by Alderwoods to effect a dissolution, liquidation or winding up of Alderwoods that has been publicly announced by Alderwoods;

then in any one or more of such events Alderwoods will give notice of such event to the Trustee and the Holders, such giving of notice to be completed at least ten calendar days prior to the date fixed as a record date or the date of closing the transfer books for the determination of the stockholders entitled to such dividend, distribution or subscription rights, or for the determination of stockholders entitled to vote on such proposed reclassification, consolidation, merger, sale, transfer or lease, dissolution, liquidation or winding up; provided, however, that no such notice will be required in respect of any of the matters referred to in the penultimate sentence of Section 14.05(g). Such notice will specify such record date or the date of closing the transfer books, as the case may be, for such event. Failure to mail or receive such notice or any defect therein or in the mailing thereof will not affect the validity of any action taken in connection with such event.

     IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, and their respective corporate seals to be hereunto affixed and attested, all as of the day and year first above written.

                                        ALDERWOODS GROUP, INC.

                                        By: /s/ BRADLEY D. STAM
                                           ------------------------------------
                                           Name:  Bradley D. Stam
                                           Title: Senior Vice President,
                                                  Legal and Asset Management

                                        EACH SUBSIDIARY GUARANTOR
                                        LISTED ON SCHEDULE 1.01 HERETO

                                        By: /s/ BRADLEY D. STAM
                                           ------------------------------------
                                           Name:  Bradley D. Stam
                                           Title: Authorized Signatory

                                        WELLS FARGO BANK MINNESOTA, NATIONAL
                                        ASSOCIATION, as Trustee

                                        By: /s/ JANE Y. SCHWEIGER
                                           ------------------------------------
                                           Name:  Jane Y. Schweiger
                                           Title: Assistant Vice President

                                                                   SCHEDULE 1.01

                            SUBSIDIARY GUARANTORS

ALASKA

Alderwoods (Alaska), Inc. (the name of which is to be or to have been changed from Evergreen Memorial Chapel, Inc.)


ARIZONA

Alderwoods (Arizona), Inc.
Hatfield Funeral Home, Inc.
Phoenix Memorial Park Association

ARKANSAS

Alderwoods (Arkansas), Inc.

CALIFORNIA

Advance Funeral Insurance Services
Alderwoods Group (California), Inc.
Alderwoods (Texas), Inc.
Earthman LP, Inc.
Universal Memorial Centers V, Inc.
Universal Memorial Centers VI, Inc.
Whitehurst-Lakewood Memorial Park and Funeral Service

COLORADO

Alderwoods (Colorado), Inc.

CONNECTICUT

Alderwoods (Connecticut), Inc.

DELAWARE

Administration Services, Inc.
Alderwoods (Alabama), Inc.
Alderwoods (Commissioner), Inc.
Alderwoods (Delaware), Inc.
Alderwoods (Mississippi), Inc.
Alderwoods (Texas), L.P.
American Burial and Cremation Centers, Inc.
H.P. Brandt Funeral Home, Inc.
Lienkaemper Chapels, Inc.
Neweol (Delaware), L.L.C.
Osiris Holding Corporation

DISTRICT OF COLUMBIA

Alderwoods (District of Columbia), Inc. (the name of which is to be or to have been changed from Stein Hebrew Memorial
                                         Funeral Home, Inc.)

FLORIDA

Coral Ridge Funeral Home and Cemetery, Inc.
Funeral Services Acquisition Group, Inc.
Garden Sanctuary Acquisition, Inc.
Kadek Enterprises of Florida, Inc.
Levitt Weinstein Memorial Chapels, Inc.
MHI Group, Inc.
Naples Memorial Gardens, Inc.
Osiris Holding of Florida, Inc.
Security Trust Plans, Inc.

GEORGIA

Advanced Planning of Georgia, Inc.
Alderwoods (Georgia), Inc.
Alderwoods (Georgia) Holdings, Inc.
Green Lawn Cemetery Corporation
Poteet Holdings, Inc.
Southeastern Funeral Homes, Inc.

HAWAII

Alderwoods (Hawaii), Inc.

IDAHO

Alderwoods (Idaho), Inc.

ILLINOIS

Alderwoods (Chicago North), Inc.
Alderwoods (Chicago Central), Inc.
Alderwoods (Chicago South), Inc.
Alderwoods (Illinois), Inc.
Chapel Hill Memorial Gardens & Funeral Home Ltd.
Chicago Cemetery Corporation
Elmwood Acquisition Corporation
Mount Auburn Memorial Park, Inc.
The Oak Woods Cemetery Association
Pineview Memorial Park, Inc.
Ridgewood Cemetery Company, Inc.
Ruzich Funeral Home, Inc.
Woodlawn Cemetery of Chicago, Inc.
Woodlawn Memorial Park, Inc.

INDIANA

Advance Planning of America, Inc.

Alderwoods (Indiana), Inc.
Ruzich Funeral Home, Inc.

IOWA

Alderwoods (Iowa), Inc.

KANSAS

Alderwoods (Kansas), Inc.

KENTUCKY

Alderwoods (Partner), Inc.

LOUISIANA

Alderwoods (Louisiana), Inc.

MARYLAND

Alderwoods (Maryland), Inc.

MASSACHUSETTS

Alderwoods (Massachusetts), Inc.
Doba-Haby Insurance Agency, Inc.

MICHIGAN

Alderwoods (Michigan), Inc.

MINNESOTA

Alderwoods (Minnesota), Inc.

MISSISSIPPI

Family Care, Inc.
Riemann Enterprises, Inc.
Stephens Funeral Fund, Inc.

MISSOURI

Alderwoods (Missouri), Inc.

MONTANA

Alderwoods (Montana), Inc.

NEBRASKA

Alderwoods (Nebraska), Inc.

NEVADA

Alderwoods (Nevada), Inc.

NEW HAMPSHIRE

Robert Douglas Goundrey Funeral Home, Inc.
St. Laurent Funeral Home, Inc.
ZS Acquisition, Inc.

NEW MEXICO

Alderwoods (New Mexico), Inc.
Strong-Thorne Mortuary, Inc.

NEW YORK

Alderwoods (New York), Inc.
Northeast Monument Company, Inc.

NORTH CAROLINA

Alderwoods (North Carolina), Inc.
Carothers Holding Company, Inc.
Lineberry Group, Inc.
Reeves, Inc.
Westminster Gardens, Inc.

NORTH DAKOTA

Alderwoods (North Dakota), Inc.

OHIO

Alderwoods (Ohio) Cemetery Management, Inc.
Alderwoods (Ohio) Funeral Home, Inc.
Bennett-Emmert-Szakovitz Funeral Home, Inc.

OKLAHOMA

Alderwoods (Oklahoma), Inc.

OREGON

Alderwoods (Oregon), Inc.
The Portland Memorial, Inc.
Universal Memorial Centers I, Inc.
Universal Memorial Centers II, Inc.
Universal Memorial Centers III, Inc.

PENNSYLVANIA

Alderwoods (Pennsylvania), Inc.
Bright Undertaking Company

H. Samson, Inc.
Knee Funeral Home of Wilkinsburg, Inc.
Nineteen Thirty-Five Holdings, Inc.
Oak Woods Management Company

RHODE ISLAND

Alderwoods (Rhode Island), Inc.

SOUTH CAROLINA

Alderwoods (South Carolina), Inc.
Graceland Cemetery Development Co.

SOUTH DAKOTA

Alderwoods (South Dakota), Inc.

TENNESSEE

DMA Corporation
Eagle Financial Associates, Inc.
Alderwoods (Tennessee), Inc.

TEXAS

Alderwoods (Texas) Cemetery, Inc.
Dunwood Cemetery Service Company
Earthman Cemetery Holdings, Inc.
Earthman Holdings, Inc.
Travis Land Company
Waco Memorial Park

VIRGINIA

Alderwoods (Virginia), Inc. (the name of which is to be or to have been changed from Bucktrout Funeral Home of Williamsburg, Inc.)

WASHINGTON

Alderwoods (Washington), Inc.
Evergreen Funeral Home and Cemetery, Inc.
Green Service Corporation
S & H Properties & Enterprises, Inc.
Vancouver Funeral Chapel, Inc.

WEST VIRGINIA

Alderwoods (West Virginia), Inc.

WISCONSIN

Alderwoods (Wisconsin), Inc.
Northern Land Company, Inc.

WYOMING

Alderwoods (Wyoming), Inc.

----------------------------------------------------------------------------------------------------------------------------------
                                             SCHEDULE 4.12 NON-CASH DISPOSABLE ASSETS
----------------------------------------------------------------------------------------------------------------------------------
 TYPE  LOC'N   NAME                                     ADDRESS                              CITY                  ST   ZIP CODE
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
  CE   2043    McMinn Memory Gardens                    1739 County Road 561                 Athens                TN    37303
----------------------------------------------------------------------------------------------------------------------------------
  CE   2071    Anderson Memorial Gardens, Inc.          640 Oliver Springs Hwy.              Clinton               TN    37716
----------------------------------------------------------------------------------------------------------------------------------
  CE   2085    Sunset Memorial Gardens & Mausoleum      7180 North Lee Hwy.                  Cleveland             TN    37320
----------------------------------------------------------------------------------------------------------------------------------
  CE   2086    Lafayette Memory Gardens                 3658 North Highway 27                La Fayette            GA    30728
----------------------------------------------------------------------------------------------------------------------------------
  CE   2119    Eden Memorial Park                       9851 West Irving Park Road           Schiller Park         IL    60176
----------------------------------------------------------------------------------------------------------------------------------
  CE   2138    Royal Palm Cemetery                      101 55th Street South                St. Petersburg        FL    33707
----------------------------------------------------------------------------------------------------------------------------------
  CE   2139    Royal Palm Cemetery North                2600 Gandy Blvd.                     St. Petersburg        FL    33702
----------------------------------------------------------------------------------------------------------------------------------
  CE   2170    Pineview Memorial Park                   4049 Youngstown Road                 Warren                OH    44484
----------------------------------------------------------------------------------------------------------------------------------
  CE   2178    Wilson County Memorial Park              618 South Maple Street               Lebanon               TN    37087
----------------------------------------------------------------------------------------------------------------------------------
  CE   2179    Memorial Lawn                            3002 North Court Road                Ottumwa               IA    52501
----------------------------------------------------------------------------------------------------------------------------------
  CE   2179    Memorial Lawn - Fairfield Cemetery       Highway 34                           Fairfield             IA    52544
----------------------------------------------------------------------------------------------------------------------------------
  CE   2206    Hillcrest Memorial Gardens               1700 South Ocoee Street              Cleveland             TN    37311
----------------------------------------------------------------------------------------------------------------------------------
  CE   2252    Greenhills Memory Gardens                Memory Garden Road                   Summerville           GA    31634
----------------------------------------------------------------------------------------------------------------------------------
  CE   2277    Limestone Memorial Gardens               1987 Highway 31 South                Athens                AL    35611
----------------------------------------------------------------------------------------------------------------------------------
  CE   5509    Sarasota Memorial Park Cemetery          5833 South Tamiami Trail             Sarasota              FL    34231
----------------------------------------------------------------------------------------------------------------------------------
  CE   5515    Memory Gardens, Inc.                     2600 Muscatine Avenue                Iowa City             IA    52240
----------------------------------------------------------------------------------------------------------------------------------
  CE   5518    Memorial Gardens, Burlington             10993 115th Avenue                   Burlington            IA    52601
----------------------------------------------------------------------------------------------------------------------------------
  CE   5519    Sunset Memorial Cemetery                 3700 Main Street                     Keokuk                IA    52632
----------------------------------------------------------------------------------------------------------------------------------
  CE   5520    Hillcrest Memorial Cemetery              2183 Highway 61                      Fort Madison          IA    52637
----------------------------------------------------------------------------------------------------------------------------------
  CE   5528    Dandridge Memorial Gardens               Highway 70                           Dandridge             TN    37725
----------------------------------------------------------------------------------------------------------------------------------
  CE   5540    Mt. Auburn Cemetery Co.                  3137 Beck Road                       St. Joseph            MO    64506
----------------------------------------------------------------------------------------------------------------------------------
  CE   5582    Crown Hill Memorial Park                 9700 Webbs Chapel Road               Dallas                TX    75220
----------------------------------------------------------------------------------------------------------------------------------
  CE   5584    Chapel Hill Memorial Park                1121 North Galena Avenue             Dixon                 IL    61021
----------------------------------------------------------------------------------------------------------------------------------
  CE   5668    Walker Chapel Memorial Gardens           2500 Walker Street                   Fultondale            AL    35068
----------------------------------------------------------------------------------------------------------------------------------
  CE   5670    Macedonia Memorial Park                  16085 East Cherokee                  Canton                GA    30115
----------------------------------------------------------------------------------------------------------------------------------
  CE   5676    Cedar Valley Memorial Gardens            3669 Logan Avenue                    Cedar Falls           IA    50703
----------------------------------------------------------------------------------------------------------------------------------
  CE   5677    Blackhawk County Gardens                 3669 Logan Avenue                    Waterloo              IA    50703
----------------------------------------------------------------------------------------------------------------------------------
  CE   5683    Montgomery Memorial Cemetery             3001 Simmons Drive                   Montgomery            AL    36108
----------------------------------------------------------------------------------------------------------------------------------
  CE   5719    White Chapel Memory Gardens              24550 North County Highway 6-RR3     Canton                IL    61520
----------------------------------------------------------------------------------------------------------------------------------
  CE   5722    Forest Lawn Memorial Gardens             9760 U.S. Highway 136 West           Macomb                IL    61455
----------------------------------------------------------------------------------------------------------------------------------
  CE   5723    Kankakee Memorial Gardens                15 South 3000 East Road              Kankakee              IL    60901
----------------------------------------------------------------------------------------------------------------------------------
  CE   5725    Resthaven Memorial Gardens               1701 DeWitt Avenue East              Mattoon               IL    61938
----------------------------------------------------------------------------------------------------------------------------------
  CE   5726    Oak Lawn Memorial Gardens                2040 U.S. Highway 150 North          Galesburg             IL    61401
----------------------------------------------------------------------------------------------------------------------------------
  CE   5728    Evergreen Memory Gardens                 2472 U.S. Highway 34                 Kewanee               IL    61443
----------------------------------------------------------------------------------------------------------------------------------
  CE   5735    Mt. Hope Cemetery                        511 East Pennsylvania Avenue         Champaign             IL    61820
----------------------------------------------------------------------------------------------------------------------------------
  CE   5736    Roselawn Cemetery                        611 East Pennsylvania Avenue         Champaign             IL    61825
----------------------------------------------------------------------------------------------------------------------------------
  CE   5737    Woodlawn Cemetery                        1803 North Coler Avenue              Urbana                IL    61801
----------------------------------------------------------------------------------------------------------------------------------
  CE   5738    Lincoln Memorial Gardens                 1803 North Coler Avenue              Urbana                IL    61801
----------------------------------------------------------------------------------------------------------------------------------
  CE   5739    Roseland Park                            1202 West 7th Street                 Hattiesburg           MS    39401
----------------------------------------------------------------------------------------------------------------------------------
  CE   5740    Hillcrest Cemetery                       630 Hillcrest Loop                   Petal                 MS    39465
----------------------------------------------------------------------------------------------------------------------------------
  CE   5741    Sweetwater Valley Memorial Park          1838 Highway 11 North                Sweetwater            TN    37874
----------------------------------------------------------------------------------------------------------------------------------
  CE   5743    Beverley Memorial                        1202 West 7th Street                 Hattiesburg           MS    39401
----------------------------------------------------------------------------------------------------------------------------------
  CE   5758    Sumter County Memorial Gardens           U.S. Highway 11 West                 York                  AL    36925
----------------------------------------------------------------------------------------------------------------------------------
  CE   5759    Livingston Memorial Gardens              U.S. Highway 11 East                 Livingston            AL    36925
----------------------------------------------------------------------------------------------------------------------------------
  CE   5764    Broadlawn Memorial Gardens               5979 New Bethany Road                Buford                GA    30518
----------------------------------------------------------------------------------------------------------------------------------
  CE   5770    Pine View Memorial Park                  10750 North Beach Road               Waukegan              IL    60087
----------------------------------------------------------------------------------------------------------------------------------
  CE   5801    Burningtree Memorial Gardens             4919 Marsha Lane                     Decatur               AL    35603
----------------------------------------------------------------------------------------------------------------------------------
  CE   5810    Ridgecrest Memory Gardens                1926 Saltwell Road                   Dover                 OH    44622
----------------------------------------------------------------------------------------------------------------------------------
  CE   5811    Mt. Vernon Memorial Gardens              18260 Coshocton Road                 Mt. Vernon            OH    43050
----------------------------------------------------------------------------------------------------------------------------------
  CE   5812    Coshocton County Memory Garden           25580 State Route 621                Coshocton             OH    43812
----------------------------------------------------------------------------------------------------------------------------------
  CE   5817    Mozley Memorial Gardens                  3180 South Sweetwater Road           Lithia Springs        GA    30122
----------------------------------------------------------------------------------------------------------------------------------
  CE   5821    North Lawn Cemetery                      2201 North 15th Street               Fort Dodge            IA    50501
----------------------------------------------------------------------------------------------------------------------------------
  CE   5824    Eastwood Memorial Gardens                7500 Wares Ferry Road                Montgomery            AL    36117
----------------------------------------------------------------------------------------------------------------------------------
  CE   5853    Roane Memorial Gardens                   1400 North Gateway Avenue            Rockwood              TN    37854
----------------------------------------------------------------------------------------------------------------------------------
  CE   5854    Kingston Memorial Gardens                Lawnville Road                       Kingston              TN    37763
----------------------------------------------------------------------------------------------------------------------------------


                                      1/2

----------------------------------------------------------------------------------------------------------------------------------
 TYPE  LOC'N   NAME                                     ADDRESS                              CITY                  ST   ZIP CODE
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
  FH   2758    P/Ruzich Funeral Homes                   2939 East 95th Street                Chicago               IL    60617
----------------------------------------------------------------------------------------------------------------------------------
  FH   2759    P/Ruzich Funeral Homes                   2031 Indianapolis Blvd.              Whiting               IN    46394
----------------------------------------------------------------------------------------------------------------------------------
  FH   2819    Rhodes-Belcher Funeral Home              830 North Belcher Road               Clearwater            FL    34625
----------------------------------------------------------------------------------------------------------------------------------
  FH   2889    Sasser-Morgan-Mcclellan Funeral Home     20 South Duvall Street               Quincy                FL    32353
----------------------------------------------------------------------------------------------------------------------------------
  FH   2906    Helm Funeral Home, Inc.                  1811 Idlewild Avenue                 Green Cove Springs    FL    32043
----------------------------------------------------------------------------------------------------------------------------------
  FH   3109    Curry Raley Funeral Home                 404 West Palmetto Street             Wauchula              FL    33873
----------------------------------------------------------------------------------------------------------------------------------
  FH   3115    Moody Funeral Home                       945 East Broadway                    Fort Meade            FL    33841
----------------------------------------------------------------------------------------------------------------------------------
  FH   3140    Royal Palm Funeral Chapel                2600 Gandy Blvd.                     St. Petersburg        FL    33702
----------------------------------------------------------------------------------------------------------------------------------
  FH   3163    Rhodes-Druid Funeral                     800 East Druid Road                  Clearwater            FL    34616
----------------------------------------------------------------------------------------------------------------------------------
  FH   3174    McClure Funeral Service Inc.             109 East Sixth Street                Bicknell              IN    47512
----------------------------------------------------------------------------------------------------------------------------------
  FH   3174A   McClure Funeral Service                  618 West Main                        Bruceville            IN    47516
----------------------------------------------------------------------------------------------------------------------------------
  FH   3256    Shrine Of Memories                       3002 North Court Road                Ottumwa               IA    52501
----------------------------------------------------------------------------------------------------------------------------------
  FH   3267    Gordon E. Utt Funeral Homes Inc.         100 West Main                        Oaktown               IN    47561
----------------------------------------------------------------------------------------------------------------------------------
  FH   3267A   Gordon E. Utt Funeral Homes Inc.         118 S. Alexander Street              Carlisle              IN    47838
----------------------------------------------------------------------------------------------------------------------------------
  FH   3267B   Gordon E. Utt Funeral Homes Inc.         Indiana Street and Hickory           Freelandville         IN    47535
----------------------------------------------------------------------------------------------------------------------------------
  FH   3382    Bradenton Funeral Home                   5827 14th Street West                Bradenton             FL    34207
----------------------------------------------------------------------------------------------------------------------------------
  FH   3432    Hughes Funeral Home                      400 E. Jefferson Blvd.               Dallas                TX    75203
----------------------------------------------------------------------------------------------------------------------------------
  FH   3446    Chapel Hill Funeral Home                 1121 North Galena Blvd.              Dixon                 IL    61021
----------------------------------------------------------------------------------------------------------------------------------
  FH   3452    Dudley M. Hughes Funeral Home            400 E. Jefferson Blvd.               Dallas                TX    75203
----------------------------------------------------------------------------------------------------------------------------------
  FH   3452A   Dudley M. Hughes Funeral Home            332 Cedar Street                     Cedar Hill            TX    75104
----------------------------------------------------------------------------------------------------------------------------------
  FH   3452B   Dudley M. Hughes Funeral Home            261 South Buckner                    Dallas                TX    75218
----------------------------------------------------------------------------------------------------------------------------------
  FH   3453    Dudley Hughes F/H North C                9700 Webbs Chapel Road               Dallas                TX    75220
----------------------------------------------------------------------------------------------------------------------------------
  FH   3454    Ed C. Smith & Bros. Funeral Home         4419 Samuel Blvd.                    Dallas                TX    75228
----------------------------------------------------------------------------------------------------------------------------------
  FH   3455    Hughes Funerals, Inc.                    400 E. Jefferson Blvd.               Dallas                TX    75203
----------------------------------------------------------------------------------------------------------------------------------
  FH   3456    Hughes Southland Funeral                 800 SW 3rd Street                    Grand Prairie         TX    75051
----------------------------------------------------------------------------------------------------------------------------------
  FH   3468    Knee F.Home Of Wilkinsburg               800 Center Street                    Wilkinsburg           PA    15221
----------------------------------------------------------------------------------------------------------------------------------
  FH   3472    Wattengel Funeral Home                   307 Oliver Street                    North Tonawanda       NY    14120
----------------------------------------------------------------------------------------------------------------------------------
  FH   3475    Walker Chapel Funeral Home               1200 Ellard Road                     Fultondale            AL    35068
----------------------------------------------------------------------------------------------------------------------------------
  FH   3559    Alexander-Johnson Funeral Chapel         408 Church Street                    Ottumwa               IA    52501
----------------------------------------------------------------------------------------------------------------------------------
  FH   3579    Mittendorf-Calvert Funeral Home          2400 Galen Drive                     Champaign             IL    61821
----------------------------------------------------------------------------------------------------------------------------------


                                      2/2

                                                                       EXHIBIT A

     UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO ALDERWOODS OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO. TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN. TRANSFERS OF THIS GLOBAL NOTE SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF CEDE & CO. OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR'S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL NOTE SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN ARTICLE 2 OF THE INDENTURE.

                             ALDERWOODS GROUP, INC.

                 12 1/4% CONVERTIBLE SUBORDINATED NOTES DUE 2012

No. ______                                                           $__________

CUSIP No.

      ALDERWOODS GROUP, INC., a corporation incorporated under the laws of the State of Delaware (herein called "ALDERWOODS", which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to CEDE & Co. or registered assigns, the principal sum of _______________ Dollars on January 2, 2012, at the office or agency of Alderwoods referred to below, and to pay interest thereon on March 15 and September 15, in each year, commencing on March 15, 2002, accruing from the most recent Interest Payment Date to which interest has been paid or duly provided for or, if no interest has been paid, from the Measurement Date (subject to deduction as provided for in Section 2.01 of the Indenture), at the rate of 12 1/4% per annum, until the principal hereof is paid or duly provided for. Interest shall be computed on the basis of a 360-day year of twelve 30-day months. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture referred to on the reverse hereof, be paid to the Person in whose name this Global Note (or one or more Predecessor Notes) is registered at the close of business on the Regular Record Date for such interest, which shall be March 1 or September 1 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date (each a "REGULAR RECORD DATE"). Any such interest not so punctually paid, or duly provided for, and interest on such defaulted interest at the rate borne by the Global Notes, to the extent lawful, shall forthwith cease to be payable to the Holder on such Regular Record Date, and may be paid to the Person in whose name this Global Note (or one or more Predecessor Notes) is registered at the close of business on a special record date for the payment of such defaulted interest to be fixed by the Trustee, notice of which shall be given to Holders of Global Notes not less than 10 days prior to such special record date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Global Notes may be listed, and upon such notice as may be required by such exchange, all as more fully provided in such Indenture.

     Payment of the principal of, premium, if any, and interest on this Global Note will be made at the office or agency of Alderwoods maintained for that purpose in the Borough of Manhattan in the City of New York, or at such other office or agency of Alderwoods as may be maintained for such purpose, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; PROVIDED, HOWEVER, that payment of interest may be made at the option of Alderwoods by check mailed to the address of the Person entitled thereto as such address shall appear on the security register maintained by the Registrar. Reference is hereby made to the further provisions of this Global Note set forth on the reverse hereof.

     Unless the certificate of authentication hereon has been duly executed by the Trustee referred to on the reverse hereof by manual signature, and a seal has been affixed hereon, this Global Note shall not be entitled to any benefit under the Indenture, or be valid or obligatory for any purpose.

     IN WITNESS WHEREOF, Alderwoods has caused this instrument to be duly executed under its corporate seal.

     Dated:

                                            ALDERWOODS GROUP, INC.

                                            By: ________________________________
                                                Name:
                                                Title:

                                            By: ________________________________
                                                Name:
                                                Title:

                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION

     This is one of the Global Notes designated therein referred to in the within-mentioned Indenture.

                                            WELLS FARGO BANK MINNESOTA,
                                            NATIONAL ASSOCIATION, Trustee

                                            By: ________________________________
                                                Authorized Officer

                            (Reverse of Global Note)

     1. INDENTURE. This Global Note is one of the duly authorized Subordinated Notes of Alderwoods designated as its 12.25% Convertible Subordinated Notes due 2012 (the "SUBORDINATED NOTES"), which may be issued under an indenture (herein called the "INDENTURE") dated as of January 2, 2002, among Alderwoods Group, Inc., a Delaware corporation, as issuer ("ALDERWOODS") and Wells Fargo Bank Minnesota, National Association, a national banking association, as trustee (herein called the "TRUSTEE," which term includes any successor Trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties, obligations and immunities thereunder of Alderwoods, the Trustee and the Holders of the Subordinated Notes, and of the terms upon which the Subordinated Notes are, and are to be, authenticated and delivered.

     All capitalized terms used in this Subordinated Note that are defined in the Indenture and not otherwise defined herein shall have the meanings assigned to them in the Indenture.

     No reference herein to the Indenture and no provisions of this Subordinated Note or of the Indenture shall alter or impair the obligation of Alderwoods, which is absolute and unconditional, to pay the principal of, premium, if any, and interest on this Subordinated Note at the times, place and rate, and in the coin or currency, herein prescribed, or Alderwoods' conversion obligations as set forth herein and in the Indenture.

     2.  REDEMPTION.

          (a) OPTIONAL REDEMPTION. The Subordinated Notes are redeemable as a whole or in part, at the option of Alderwoods, at any time upon not less than 30 nor more than 60 days' prior notice at a Redemption Price equal to 100% of their principal amount plus accrued interest to the date of redemption; PROVIDED, HOWEVER, that prior to the second anniversary of the Measurement Date Alderwoods may not optionally redeem the Subordinated Notes unless the Current Market Price of Alderwoods Common Stock is at least 15% greater than the then applicable Conversion Price.

          (b) PARTIAL REDEMPTION. In the event of redemption of this Subordinated Note in part only, a new Subordinated Note or Subordinated Notes for the unredeemed portion hereof shall be issued in the name of the Holder hereof upon the cancellation hereof.

     3. OFFERS TO PURCHASE. Section 4.11 of the Indenture provides that upon the occurrence of a Change of Control, and subject to further limitations contained therein, Alderwoods shall make an offer to purchase certain amounts of the Subordinated Notes in accordance with the procedures set forth in the Indenture. Section 4.12 of the Indenture provides that upon the occurrence of certain Asset Sales, and subject to further limitations contained therein, Alderwoods shall make an offer to purchase certain amounts of the Subordinated Notes in accordance with the procedures set forth in the Indenture.

     4. DEFAULTS AND REMEDIES. If an Event of Default shall occur and be continuing, the principal of all of the outstanding Subordinated Notes, plus all accrued and unpaid interest, if any, to and including the date the Subordinated Notes are paid, may be declared or may become due and payable in the manner and with the effect provided in the Indenture.

     5. DEFEASANCE. The Indenture contains provisions (which provisions apply to this Subordinated Note) for defeasance at any time of (a) the entire indebtedness of Alderwoods under this Subordinated Note and (b) certain restrictive covenants and related Defaults and Events of Default, in each case upon compliance by Alderwoods with certain conditions set forth therein.

     6. AMENDMENTS AND WAIVERS. The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of Alderwoods and the rights of the Holders under the Indenture at any time by Alderwoods and the Trustee with the consent of the Holders of not less than a majority in aggregate principal amount of the Subordinated Notes at the time outstanding. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the

Subordinated Notes at the time outstanding, on behalf of the Holders of all the Subordinated Notes, to waive compliance by Alderwoods with certain provisions of the Indenture and certain past Defaults and Events of Default under the Indenture and this Subordinated Note and their consequences. Any such consent or waiver by or on behalf of the Holder of this Subordinated Note shall be conclusive and binding upon such Holder and upon all future Holders of this Subordinated Note and of any Subordinated Note issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent or waiver is made upon this Subordinated Note.

     7. DENOMINATIONS, TRANSFER AND EXCHANGE. The Subordinated Notes are issuable only in registered form without coupons in denominations of $100 and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, the Subordinated Notes are exchangeable for a like aggregate principal amount of Subordinated Notes of a different authorized denomination, as requested by the Holder surrendering the same.

     As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Subordinated Note is registrable on the security register of Alderwoods, upon surrender of this Subordinated Note for registration of transfer at the office or agency of Alderwoods maintained for such purpose in the Borough of Manhattan in the City of New York or at such other office or agency of Alderwoods as may be maintained for such purpose, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Registrar duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Subordinated Notes, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

     No service charge shall be made for any registration of transfer or exchange or redemption of Subordinated Notes, but Alderwoods may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

     8. PERSONS DEEMED OWNERS. Prior to and at the time of due presentment of this Subordinated Note for registration of transfer, Alderwoods, the Trustee, the Conversion Agent and any agent of Alderwoods or the Trustee may treat the Person in whose name this Subordinated Note is registered as the owner hereof for all purposes, whether or not this Subordinated Note shall be overdue, and neither Alderwoods, the Trustee, the Conversion Agent nor any agent shall be affected by notice to the contrary.

     9. GOVERNING LAW. This Subordinated Note shall be governed by and construed in accordance with the laws of the State of New York.

     10. CONVERSION. Subject to the provisions of the Indenture, the Holder hereof has the right, at such Holder's option, at any time after the original issuance of any Subordinated Notes through the close of business on the second Business Day prior to the date of repurchase, redemption or final maturity date of the Subordinated Notes to convert the principal hereof or any portion of such principal that is $100 or an integral multiple thereof into that number of duly authorized, validly issued, fully paid and non-assessable shares of Alderwoods Common Stock, as said shares shall be constituted at the date of conversion, obtained by dividing the principal amount of this Subordinated Note or portion thereof to be converted by $17.17 (the initial "CONVERSION PRICE") or such Conversion Price as adjusted from time to time as provided in the Indenture, upon surrender of this Subordinated Note in the manner provided in Section 14.02 of the Indenture. No adjustment in respect of interest or dividends will be made upon any conversion; PROVIDED, HOWEVER, that if this Subordinated Note is surrendered for conversion during the period from the close of business on any record date for the payment of interest to the close of business on the Business Day preceding the interest payment date, this Subordinated Note (unless it or the portion being converted have been called for redemption or repurchase during the period from the close of business on any record date for the payment of interest to the close of business on the Business Day preceding the interest payment date) must be accompanied by an amount, in same day funds or other funds acceptable to Alderwoods, equal to the interest payable on such interest payment date on the principal amount being converted; PROVIDED, HOWEVER, that no such payment need be made to the extent there exists at the time of conversion a default in the payment of interest due on the Subordinated Notes surrendered for conversion. No fractional shares will be issued upon any conversion, but either an adjustment in cash will be made, as provided in the Indenture, in respect of any fraction of a share that would otherwise be issuable upon the surrender of any Subordinated Note or Subordinated Notes for conversion or the number of shares shall be rounded up to full shares.

                                   Schedule A

                Exchange of (a) portions of this Global Note for
                      Physical Notes or (b) Physical Notes
                      for an interest in this Global Note.

-------------------------------------------------------------------------------------------------------------------------
               Principal Amount of Physical Notes
              Issued in Exchange for, or Exchanged
    Date      for an Interest in, the Global Note      Remaining Principal Amount of this Global Note    Notation Made By
-------------------------------------------------------------------------------------------------------------------------
----------    ------------------------------------     ----------------------------------------------    ----------------
-------------------------------------------------------------------------------------------------------------------------
----------    ------------------------------------     ----------------------------------------------    ----------------
-------------------------------------------------------------------------------------------------------------------------
----------    ------------------------------------     ----------------------------------------------    ----------------
-------------------------------------------------------------------------------------------------------------------------
----------    ------------------------------------     ----------------------------------------------    ----------------
-------------------------------------------------------------------------------------------------------------------------
----------    ------------------------------------     ----------------------------------------------    ----------------
-------------------------------------------------------------------------------------------------------------------------
----------    ------------------------------------     ----------------------------------------------    ----------------
-------------------------------------------------------------------------------------------------------------------------
----------    ------------------------------------     ----------------------------------------------    ----------------
-------------------------------------------------------------------------------------------------------------------------
----------    ------------------------------------     ----------------------------------------------    ----------------
-------------------------------------------------------------------------------------------------------------------------
----------    ------------------------------------     ----------------------------------------------    ----------------
-------------------------------------------------------------------------------------------------------------------------

                                                                       EXHIBIT B

                             ALDERWOODS GROUP, INC.

                 12.25% CONVERTIBLE SUBORDINATED NOTES DUE 2012

No. ______                                                           $__________

CUSIP No.

     ALDERWOODS GROUP, INC., a corporation incorporated under the laws of the State of Delaware (herein called "ALDERWOODS", which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to [_______] or registered assigns, the principal sum of _______________ Dollars on January 2, 2012, at the office or agency of Alderwoods referred to below, and to pay interest thereon on March 15 and September 15, in each year, commencing on March 15, 2002, accruing from the most recent Interest Payment Date to which interest has been paid or duly provided for or, if no interest has been paid, from the Measurement Date (subject to deduction as provided for in Section 2.01 of the Indenture), at the rate of 12.25% per annum, until the principal hereof is paid or duly provided for. Interest shall be computed on the basis of a 360-day year of twelve 30-day months. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture referred to on the reverse hereof, be paid to the Person in whose name this Physical Note (or one or more Predecessor Notes) is registered at the close of business on the Regular Record Date for such interest, which shall be March 1 or September 1 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date (each a "REGULAR RECORD DATE"). Any such interest not so punctually paid, or duly provided for, and interest on such defaulted interest at the rate borne by the Physical Notes, to the extent lawful, shall forthwith cease to be payable to the Holder on such Regular Record Date, and may be paid to the Person in whose name this Physical Note (or one or more Predecessor Notes) is registered at the close of business on a special record date for the payment of such defaulted interest to be fixed by the Trustee, notice of which shall be given to Holders of Physical Notes not less than 10 days prior to such special record date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Physical Notes may be listed, and upon such notice as may be required by such exchange, all as more fully provided in such Indenture.

     Payment of the principal of, premium, if any, and interest on this Physical Note will be made at the office or agency of Alderwoods maintained for that purpose in the Borough of Manhattan in the City of New York, or at such other office or agency of Alderwoods as may be maintained for such purpose, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; PROVIDED, HOWEVER, that payment of interest may be made at the option of Alderwoods by check mailed to the address of the Person entitled thereto as such address shall appear on the security register maintained by the Registrar or by wire transfer to such account as the Person entitled thereto may request in form reasonably satisfactory to Alderwoods and the Trustee. Reference is hereby made to the further provisions of this Physical Note set forth on the reverse hereof.

     Unless the certificate of authentication hereon has been duly executed by the Trustee referred to on the reverse hereof by manual signature, and a seal has been affixed hereon, this Physical Note shall not be entitled to any benefit under the Indenture, or be valid or obligatory for any purpose.

     IN WITNESS WHEREOF, Alderwoods has caused this instrument to be duly executed under its corporate seal.

     Dated:

                                            ALDERWOODS GROUP, INC.

                                            By: ________________________________
                                                Name:
                                                Title:

                                            By: ________________________________
                                                Name:
                                                Title:

                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION

     This is one of the Physical Notes designated therein referred to in the within-mentioned Indenture.

                                            WELLS FARGO BANK MINNESOTA,
                                            NATIONAL ASSOCIATION, Trustee

                                            By: ________________________________
                                                Authorized Officer

                           (Reverse of Physical Note)

     1. INDENTURE. This Physical Note is one of the duly authorized Subordinated Notes of Alderwoods designated as its 12.25% Convertible Subordinated Notes due 2012 (the "SUBORDINATED NOTES"), which may be issued under an indenture (herein called the "INDENTURE") dated as of January 2, 2002, among Alderwoods Group, Inc., a Delaware corporation, as issuer ("ALDERWOODS") and Wells Fargo Bank Minnesota, National Association, a national banking association, as trustee (herein called the "TRUSTEE," which term includes any successor Trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties, obligations and immunities thereunder of Alderwoods, the Trustee and the Holders of the Subordinated Notes, and of the terms upon which the Subordinated Notes are, and are to be, authenticated and delivered.

     All capitalized terms used in this Subordinated Note that are defined in the Indenture and not otherwise defined herein shall have the meanings assigned to them in the Indenture.

     No reference herein to the Indenture and no provisions of this Subordinated Note or of the Indenture shall alter or impair the obligation of Alderwoods, which is absolute and unconditional, to pay the principal of, premium, if any, and interest on this Subordinated Note at the times, place and rate, and in the coin or currency, herein prescribed, or Alderwoods' conversion obligations as set forth herein and in the Indenture.

     2.  REDEMPTION.

          (a) OPTIONAL REDEMPTION. The Subordinated Notes are redeemable as a whole or in part, at the option of Alderwoods, at any time upon not less than 30 nor more than 60 days' prior notice at a Redemption Price equal to 100% of their principal amount plus accrued interest to the date of redemption; PROVIDED, HOWEVER, that prior to the second anniversary of the Measurement Date Alderwoods may not optionally redeem the Subordinated Notes unless the Current Market Price of Alderwoods Common Stock is at least 15% greater than the then applicable Conversion Price.

          (b) PARTIAL REDEMPTION. In the event of redemption of this Subordinated Note in part only, a new Subordinated Note or Subordinated Notes for the unredeemed portion hereof shall be issued in the name of the Holder hereof upon the cancellation hereof.

     3. OFFERS TO PURCHASE. Section 4.11 of the Indenture provides that upon the occurrence of a Change of Control, and subject to further limitations contained therein, Alderwoods shall make an offer to purchase certain amounts of the Subordinated Notes in accordance with the procedures set forth in the Indenture. Section 4.12 of the Indenture provides that upon the occurrence of certain Asset Sales, and subject to further limitations contained therein, Alderwoods shall make an offer to purchase certain amounts of the Subordinated Notes in accordance with the procedures set forth in the Indenture.

     4. DEFAULTS AND REMEDIES. If an Event of Default shall occur and be continuing, the principal of all of the outstanding Subordinated Notes, plus all accrued and unpaid interest, if any, to and including the date the Subordinated Notes are paid, may be declared or may become due and payable in the manner and with the effect provided in the Indenture.

     5. DEFEASANCE. The Indenture contains provisions (which provisions apply to this Subordinated Note) for defeasance at any time of (a) the entire indebtedness of Alderwoods under this Subordinated Note and (b) certain restrictive covenants and related Defaults and Events of Default, in each case upon compliance by Alderwoods with certain conditions set forth therein.

     6. AMENDMENTS AND WAIVERS. The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of Alderwoods and the rights of the Holders under the Indenture at any time by Alderwoods and the Trustee with the consent of the Holders of not less than a majority in aggregate principal amount of the Subordinated Notes at the time outstanding. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the

Subordinated Notes at the time outstanding, on behalf of the Holders of all the Subordinated Notes, to waive compliance by Alderwoods with certain provisions of the Indenture and certain past Defaults and Events of Default under the Indenture and this Subordinated Note and their consequences. Any such consent or waiver by or on behalf of the Holder of this Subordinated Note shall be conclusive and binding upon such Holder and upon all future Holders of this Subordinated Note and of any Subordinated Note issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent or waiver is made upon this Subordinated Note.

     7. DENOMINATIONS, TRANSFER AND EXCHANGE. The Subordinated Notes are issuable only in registered form without coupons in denominations of $100 and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, the Subordinated Notes are exchangeable for a like aggregate principal amount of Subordinated Notes of a different authorized denomination, as requested by the Holder surrendering the same. As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Subordinated Note is registrable on the security register of Alderwoods, upon surrender of this Subordinated Note for registration of transfer at the office or agency of Alderwoods maintained for such purpose in the Borough of Manhattan in the City of New York or at such other office or agency of Alderwoods as may be maintained for such purpose, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Registrar duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Subordinated Notes, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees. No service charge shall be made for any registration of transfer or exchange or redemption of Subordinated Notes, but Alderwoods may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

     8. PERSONS DEEMED OWNERS. Prior to and at the time of due presentment of this Subordinated Note for registration of transfer, Alderwoods, the Trustee, the Conversion Agent and any agent of Alderwoods or the Trustee may treat the Person in whose name this Subordinated Note is registered as the owner hereof for all purposes, whether or not this Subordinated Note shall be overdue, and neither Alderwoods, the Trustee, the Conversion Agent nor any agent shall be affected by notice to the contrary.

     9. GOVERNING LAW. This Subordinated Note shall be governed by and construed in accordance with the laws of the State of New York.

     10. CONVERSION. Subject to the provisions of the Indenture, the Holder hereof has the right, at such Holder's option, at any time after the original issuance of any Subordinated Notes through the close of business on the second Business Day prior to the date of repurchase, redemption or final maturity date of the Subordinated Notes to convert the principal hereof or any portion of such principal that is $100 or an integral multiple thereof into that number of duly authorized, validly issued, fully paid and non-assessable shares of Alderwoods Common Stock, as said shares shall be constituted at the date of conversion, obtained by dividing the principal amount of this Subordinated Note or portion thereof to be converted by $17.17 (the initial "CONVERSION PRICE") or such Conversion Price as adjusted from time to time as provided in the Indenture, upon surrender of this Subordinated Note in the manner provided in Section 14.02 of the Indenture. No adjustment in respect of interest or dividends will be made upon any conversion; PROVIDED, HOWEVER, that if this Subordinated Note is surrendered for conversion during the period from the close of business on any record date for the payment of interest to the close of business on the Business Day preceding the interest payment date, this Subordinated Note (unless it or the portion being converted have been called for redemption or repurchase during the period from the close of business on any record date for the payment of interest to the close of business on the Business Day preceding the interest payment date) must be accompanied by an amount, in same day funds or other funds acceptable to Alderwoods, equal to the interest payable on such interest payment date on the principal amount being converted; PROVIDED, HOWEVER, that no such payment need be made to the extent there exists at the time of conversion a default in the payment of interest due on the Subordinated Notes surrendered for conversion. No fractional shares will be issued upon any conversion, but either an adjustment in cash will be made, as provided in the Indenture, in respect of any fraction of a share that would otherwise be issuable upon the surrender of any Subordinated Note or Subordinated Notes for conversion or the number of shares shall be rounded up to full shares.

                       OPTION OF HOLDER TO ELECT PURCHASE

     If you wish to have this Subordinated Note purchased by Alderwoods pursuant to Section 4.11 or 4.12 of the Indenture, check the "Yes" box:

                                     Yes [ ]

     If you wish to have a portion of this Subordinated Note purchased by Alderwoods pursuant to Section 4.11 or 4.12 of the Indenture, state the amount:

                                  $_____________

Date: ______________   Your Signature: _________________________________________
                                       (Sign exactly as your name appears on the other side of this Subordinated Note)

Signature Guarantee: ___________________________________

                                 ASSIGNMENT FORM

     If you the holder want to assign this Subordinated Note, fill in the form below and have your signature guaranteed:

     I or we assign and transfer this Subordinated Note to ____________________

_______________________________________________________________________________
           (Insert assignee's social security or tax ID number)

_______________________________________________________________________________

_______________________________________________________________________________
           (Print or type assignee's name, address and zip code)

and irrevocably appoint _______________ agent to transfer this Subordinated Note on the books of Alderwoods. The agent may substitute another to act for him.

Date: ______________   Your Signature: _________________________________________
                                       (Sign exactly as your name appears on the other side of this Subordinated Note)

Signature Guarantee: ___________________________________

                                CONVERSION NOTICE

TO:  ALDERWOODS GROUP, INC.

     The undersigned registered owner of this Subordinated Note hereby exercises the option to convert this Subordinated Note, or the portion thereof (which is $100 or an integral multiple thereof) below designated, into shares of Common Stock of Alderwoods Group, Inc. in accordance with the terms of the Indenture referred to in this Subordinated Note, and directs that the shares issuable and deliverable upon such conversion, together with any check in payment for fractional shares and any Subordinated Notes representing any unconverted principal amount hereof, be issued and delivered to the registered holder hereof unless a different name has been indicated below. If shares or any portion of this Subordinated Note not converted are to be issued in the name of a person other than the undersigned, the undersigned will provide the appropriate information below and pay all transfer taxes payable with respect thereto. Any amount required to be paid to the undersigned on account of interest accompanies this Subordinated Note.

Dated: ______________


                       _________________________________________________________

                       Your Signature: _________________________________________
                                       (Sign exactly as your name appears on the other side of this Subordinated Note)


                       Signature(s) must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Subordinated Note registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Subordinated Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

                       Signature Guarantee: ___________________________________

Fill in the registration of shares of Common Stock if to be issued, and Subordinated Notes if to be delivered, other than to and in the name of the registered holder:

______________________________________________
(Name)

______________________________________________
(Street Address)

______________________________________________
(City, State and Zip Code)

______________________________________________
Please print name and address

Principal amount to be converted
(if less than all): $_________________________

Social Security or Other Taxpayer
Identification Number: _______________________